UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

First Trust Institutional Preferred Securities and Income
ETF (FPEI)
Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
The First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (2/11/13) to 4/30/22	5 Years Ended 4/30/22	Inception (2/11/13) to 4/30/22
Fund Performance
NAV	-8.37%	-5.59%	3.83%	4.54%	20.68%	50.60%
Market Price	-8.90%	-6.28%	3.72%	4.49%	20.02%	49.90%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	-7.82%	-6.20%	3.84%	4.80%	20.73%	54.02%
Blended Index(1)(2)(3)	-10.15%	-8.15%	3.56%	N/A	19.12%	N/A
ICE BofA Fixed Rate Preferred Securities Index	-11.70%	-10.10%	2.39%	4.10%	12.52%	44.79%
Prior Blended Index(4)	-9.89%	-8.16%	3.19%	4.44%	16.99%	49.22%
(See Notes to Fund Performance Overview Page 8.)

(1)	On July 6, 2021, the Fund’s benchmark changed from the Prior Blended Index to the Blended Index because the Advisor believes that the Blended Index better reflects the investment strategies of the Fund.
(2)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(3)	Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.
(4)	The Prior Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior Blended Index returns are calculated by using the monthly returns of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50/50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE) (Continued)
Sector Allocation	% of Total Investments
Financials	70.3%
Utilities	9.5
Energy	8.4
Industrials	4.0
Consumer Staples	3.1
Real Estate	2.6
Communication Services	2.1
Total	100.0%

Credit Rating(5)	% of Total Fixed-Income Investments
A	0.5%
A-	0.3
BBB+	10.3
BBB	21.6
BBB-	27.4
BB+	22.4
BB	8.9
BB-	3.4
B+	0.2
B	1.0
Not Rated	4.0
Total	100.0%

Top Ten Holdings	% of Total Investments
Barclays PLC	2.1%
AerCap Holdings N.V.	1.9
Emera, Inc., Series 16-A	1.5
Wells Fargo & Co., Series L	1.4
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	1.4
Credit Suisse Group AG	1.1
Global Atlantic Fin Co.	1.1
Bank of America Corp., Series L	1.0
BNP Paribas S.A.	1.0
Enbridge, Inc., Series 16-A	0.9
Total	13.4%
Country Allocation	% of Total Investments
United States	57.9%
Canada	6.9
United Kingdom	6.8
Bermuda	5.0
France	4.9
Switzerland	4.4
Netherlands	3.4
Australia	1.7
Italy	1.6
Spain	1.5
Germany	1.4
Multinational	1.4
Mexico	1.1
Denmark	0.9
Finland	0.4
Japan	0.4
Sweden	0.3
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	Inception (8/22/17) to 4/30/22	Inception (8/22/17) to 4/30/22
Fund Performance
NAV	-6.14%	-3.63%	3.78%	18.99%
Market Price	-6.22%	-3.77%	3.80%	19.12%
Index Performance
Blended Benchmark(1)(2)	-8.33%	-6.53%	3.68%	18.45%
ICE BofA US Investment Grade Institutional Capital Securities Index	-7.82%	-6.20%	3.42%	17.09%
(See Notes to Fund Performance Overview Page 8.)

(1)	On July 6, 2021, the Fund’s benchmark changed from the ICE BofA US Investment Grade Institutional Capital Securities Index to the Blended Benchmark because the Advisor believes that the Blended Benchmark better reflects the investment strategies of the Fund.
(2)	The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Benchmark is intended to reflect the proportional market cap of each segment within the institutional market. The Blended Benchmark returns are calculated by using the monthly returns of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 45/40/15 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	77.2%
Energy	8.3
Utilities	8.3
Industrials	3.2
Consumer Staples	2.3
Communication Services	0.7
Total	100.0%

Credit Quality(3)	% of Total Investments
A	0.4%
BBB+	12.0
BBB	24.4
BBB-	27.9
BB+	20.5
BB	7.8
BB-	4.1
B+	0.5
Not Rated	2.4
Total	100.0%

Top Ten Holdings	% of Total Investments
Barclays PLC	2.5%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	2.3
Bank of America Corp., Series TT	1.8
Enstar Finance LLC	1.8
AerCap Holdings N.V.	1.8
Wells Fargo & Co., Series L	1.5
Citigroup, Inc., Series D	1.5
First Citizens BancShares, Inc., Series B	1.5
Global Atlantic Fin Co.	1.5
Enbridge, Inc., Series 16-A	1.4
Total	17.6%

Country Allocation	% of Total Investments
United States	55.6%
United Kingdom	8.4
Canada	6.2
Switzerland	5.9
France	5.2
Netherlands	3.2
Australia	2.4
Multinational	2.3
Italy	2.2
Germany	2.1
Spain	1.7
Bermuda	1.7
Denmark	1.1
Mexico	0.9
Finland	0.5
Japan	0.4
Sweden	0.2
Total	100.0%

(3)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Funds and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Executive Vice President and Senior Portfolio Manager
Eric Weaver - Executive Vice President, Chief Strategist and Portfolio Manager
Angelo Graci, CFA - Executive Vice President, Head of Credit Research and Portfolio Manager

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
April 30, 2022 (Unaudited)
As a shareholder of First Trust Preferred Securities and Income ETF or First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$916.30	0.85%	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$938.60	0.85%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2021 through April 30, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 24.1%
	Banks – 3.8%
11,623	Atlantic Union Bankshares Corp., Series A	6.88%	(a)	$298,944
369,973	Bank of America Corp., Series GG	6.00%	(a)	9,256,724
7,004	Bank of America Corp., Series HH	5.88%	(a)	171,458
150,152	Bank of America Corp., Series KK	5.38%	(a)	3,375,417
112,368	Bank of America Corp., Series LL	5.00%	(a)	2,375,460
1,432,104	Bank of America Corp., Series NN	4.38%	(a)	26,322,072
401,545	Citizens Financial Group, Inc., Series D (b)	6.35%	(a)	10,387,969
8	Fifth Third Bancorp, Series A	6.00%	(a)	204
140,174	Fifth Third Bancorp, Series I (b)	6.63%	(a)	3,629,105
886,828	First Republic Bank, Series M	4.00%	(a)	15,519,490
519,468	Fulton Financial Corp., Series A	5.13%	(a)	10,945,191
68,150	Huntington Bancshares, Inc., Series H	4.50%	(a)	1,277,131
222,804	JPMorgan Chase & Co., Series DD	5.75%	(a)	5,469,838
496,879	JPMorgan Chase & Co., Series LL	4.63%	(a)	9,629,515
226,625	KeyCorp, Series F	5.65%	(a)	5,352,882
244,673	M&T Bank Corp., Series H (b)	5.63%	(a)	5,896,619
162,828	Old National Bancorp, Series A	7.00%	(a)	4,261,209
874,221	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	22,371,315
36,767	PNC Financial Services Group (The), Inc., Series P (b)	6.13%	(a)	923,219
1,819,590	Signature Bank, Series A	5.00%	(a)	34,808,757
116,076	Texas Capital Bancshares, Inc., Series B	5.75%	(a)	2,573,405
144,876	Truist Financial Corp., Series R	4.75%	(a)	2,942,432
9,341	US Bancorp, Series K	5.50%	(a)	225,492
115,187	Valley National Bancorp, Series B (b)	5.50%	(a)	2,757,577
83,272	Wells Fargo & Co., Series DD	4.25%	(a)	1,475,580
605,014	Wells Fargo & Co., Series Q (b)	5.85%	(a)	14,756,291
5,257	Wells Fargo & Co., Series R (b)	6.63%	(a)	137,996
819,602	Wells Fargo & Co., Series Y	5.63%	(a)	19,342,607
712,941	WesBanco, Inc., Series A (b)	6.75%	(a)	19,256,536
593,720	Western Alliance Bancorp, Series A (b)	4.25%	(a)	13,044,028
585	Wintrust Financial Corp., Series D (b)	6.50%	(a)	15,321
919,112	Wintrust Financial Corp., Series E (b)	6.88%	(a)	24,439,188
				273,238,972
	Capital Markets – 1.6%
140,906	Affiliated Managers Group, Inc.	5.88%	03/30/59	3,436,697
346,175	Affiliated Managers Group, Inc.	4.75%	09/30/60	6,819,648
980,305	Affiliated Managers Group, Inc.	4.20%	09/30/61	17,527,853
1,505,547	Carlyle Finance LLC	4.63%	05/15/61	28,244,062
62,762	Goldman Sachs Group (The), Inc., Series J (b)	5.50%	(a)	1,596,665
1,202,370	KKR Group Finance Co., IX LLC	4.63%	04/01/61	23,169,670
10	Morgan Stanley, Series E (b)	7.13%	(a)	261
496,152	Oaktree Capital Group LLC, Series A	6.63%	(a)	12,686,607
813,527	Oaktree Capital Group LLC, Series B	6.55%	(a)	20,297,499
109,350	State Street Corp., Series D (b)	5.90%	(a)	2,755,620
				116,534,582
	Consumer Finance – 0.1%
155,063	Capital One Financial Corp., Series I	5.00%	(a)	3,222,209
90,138	Capital One Financial Corp., Series J	4.80%	(a)	1,787,437
				5,009,646
	Diversified Financial Services – 0.6%
568,686	Apollo Asset Management, Inc., Series B	6.38%	(a)	14,490,119
1,344,688	Equitable Holdings, Inc., Series A	5.25%	(a)	29,260,411
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Financial Services (Continued)
4,441	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	$106,806
				43,857,336
	Diversified Telecommunication Services – 1.0%
420,589	AT&T, Inc.	5.35%	11/01/66	10,426,401
691,846	AT&T, Inc., Series C	4.75%	(a)	13,428,731
1,028,483	Qwest Corp.	6.50%	09/01/56	22,986,595
1,120,503	Qwest Corp.	6.75%	06/15/57	25,144,088
				71,985,815
	Electric Utilities – 1.6%
15,905	BIP Bermuda Holdings I Ltd.	5.13%	(a)	321,122
891,011	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	15,570,417
691,617	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	13,451,951
221,092	SCE Trust III, Series H (b)	5.75%	(a)	5,182,396
485,580	SCE Trust IV, Series J (b)	5.38%	(a)	10,585,644
1,067,764	SCE Trust V, Series K (b)	5.45%	(a)	25,487,527
669,954	Southern (The) Co., Series 2020A	4.95%	01/30/80	14,149,429
1,501,663	Southern (The) Co., Series C	4.20%	10/15/60	29,447,611
				114,196,097
	Equity Real Estate Investment Trusts – 1.3%
470,685	Agree Realty Corp., Series A	4.25%	(a)	8,844,171
132,457	Digital Realty Trust, Inc., Series L	5.20%	(a)	3,119,362
106,021	DigitalBridge Group, Inc., Series I	7.15%	(a)	2,431,062
44,770	DigitalBridge Group, Inc., Series J	7.13%	(a)	1,009,564
880,918	Global Net Lease, Inc., Series A	7.25%	(a)	22,322,462
1,149,673	Hudson Pacific Properties, Inc., Series C	4.75%	(a)	21,809,297
63,847	National Storage Affiliates Trust, Series A	6.00%	(a)	1,605,752
33,840	PS Business Parks, Inc., Series Z	4.88%	(a)	622,656
1,080,296	Public Storage, Series P	4.00%	(a)	20,428,397
339,713	Vornado Realty Trust, Series N	5.25%	(a)	6,539,475
				88,732,198
	Food Products – 1.2%
1,155,300	CHS, Inc., Series 2 (b)	7.10%	(a)	30,557,685
1,473,516	CHS, Inc., Series 3 (b)	6.75%	(a)	39,018,704
479,923	CHS, Inc., Series 4	7.50%	(a)	13,255,473
				82,831,862
	Gas Utilities – 0.2%
870,240	South Jersey Industries, Inc.	5.63%	09/16/79	15,229,200
54,298	Spire, Inc., Series A	5.90%	(a)	1,356,364
				16,585,564
	Independent Power & Renewable Electricity Producers – 0.2%
724,715	Brookfield Renewable Partners L.P., Series 17	5.25%	(a)	15,117,555
	Insurance – 5.5%
2,330,431	Aegon Funding Co., LLC	5.10%	12/15/49	49,288,616
494,147	Allstate (The) Corp. (b)	5.10%	01/15/53	12,452,504
19,724	Allstate (The) Corp., Series H	5.10%	(a)	440,437
2,008,562	American Equity Investment Life Holding Co., Series A (b)	5.95%	(a)	49,591,396
989,600	American Equity Investment Life Holding Co., Series B (b)	6.63%	(a)	25,620,744
312,756	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,942,364
363,925	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,823,594

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
26,342	Arch Capital Group Ltd., Series F	5.45%	(a)	$596,646
638,374	Arch Capital Group Ltd., Series G	4.55%	(a)	12,314,234
303,682	Aspen Insurance Holdings Ltd.	5.63%	(a)	7,072,754
1,800,186	Aspen Insurance Holdings Ltd.	5.63%	(a)	41,674,306
330,729	Aspen Insurance Holdings Ltd. (b)	5.95%	(a)	8,099,553
887,116	Assurant, Inc.	5.25%	01/15/61	19,392,356
826,625	Athene Holding Ltd., Series A (b)	6.35%	(a)	21,037,606
73,594	Athene Holding Ltd., Series B	5.63%	(a)	1,674,264
238,277	Athene Holding Ltd., Series C (b)	6.38%	(a)	6,285,747
102,676	Athene Holding Ltd., Series D	4.88%	(a)	2,047,359
467,792	Axis Capital Holdings Ltd., Series E	5.50%	(a)	10,455,151
645,186	CNO Financial Group, Inc.	5.13%	11/25/60	13,226,313
1,243,506	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (c)	3.70%	05/15/37	25,802,749
686,090	Enstar Group Ltd., Series D (b)	7.00%	(a)	17,632,513
817,668	Globe Life, Inc.	4.25%	06/15/61	16,157,120
209,334	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,827,149
138,023	Prudential Financial, Inc.	4.13%	09/01/60	2,844,654
113,878	RenaissanceRe Holdings Ltd., Series F	5.75%	(a)	2,739,905
1,428,023	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	26,818,272
21,531	Selective Insurance Group, Inc., Series B	4.60%	(a)	415,979
314,714	W.R. Berkley Corp.	5.10%	12/30/59	6,785,234
				397,059,519
	Mortgage Real Estate Investment Trusts – 1.0%
662,602	AGNC Investment Corp., Series C (b)	7.00%	(a)	16,313,261
300,285	AGNC Investment Corp., Series D (b)	6.88%	(a)	7,170,806
147,664	AGNC Investment Corp., Series E (b)	6.50%	(a)	3,538,029
715,633	AGNC Investment Corp., Series F (b)	6.13%	(a)	16,545,435
850,585	Annaly Capital Management, Inc., Series F (b)	6.95%	(a)	21,120,026
298,402	Annaly Capital Management, Inc., Series I (b)	6.75%	(a)	7,382,465
				72,070,022
	Multi-Utilities – 1.8%
434,689	Algonquin Power & Utilities Corp. (b)	6.88%	10/17/78	11,245,404
530,461	Algonquin Power & Utilities Corp., Series 19-A (b)	6.20%	07/01/79	13,579,802
667,823	Brookfield Infrastructure Partners L.P., Series 13	5.13%	(a)	12,982,412
66,449	Brookfield Infrastructure Partners L.P., Series 14	5.00%	(a)	1,257,880
186,795	CMS Energy Corp.	5.88%	10/15/78	4,699,762
122,964	CMS Energy Corp.	5.88%	03/01/79	3,080,248
384,589	CMS Energy Corp., Series C	4.20%	(a)	7,191,814
596,582	DTE Energy Co.	4.38%	12/01/81	11,830,221
873,213	DTE Energy Co., Series E	5.25%	12/01/77	20,284,738
955,325	Integrys Holding, Inc. (b)	6.00%	08/01/73	24,121,956
853,349	Sempra Energy	5.75%	07/01/79	20,437,709
				130,711,946
	Oil, Gas & Consumable Fuels – 1.5%
94,037	Energy Transfer L.P., Series C (b)	7.38%	(a)	2,235,259
2,316,785	Energy Transfer L.P., Series E (b)	7.60%	(a)	56,066,197
786,757	NuStar Energy L.P., Series A, 3 Mo. LIBOR + 6.77% (c)	7.65%	(a)	18,882,168
31,373	NuStar Energy L.P., Series C (b)	9.00%	(a)	768,639
1,037,948	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (c)	7.78%	01/15/43	26,249,705
				104,201,968
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Real Estate Management & Development – 1.3%
1,493,207	Brookfield Property Partners L.P., Series A	5.75%	(a)	$29,490,838
178,349	Brookfield Property Partners L.P., Series A-1	6.50%	(a)	3,912,977
1,294,215	Brookfield Property Partners L.P., Series A2	6.38%	(a)	27,294,994
1,663,989	Brookfield Property Preferred L.P.	6.25%	07/26/81	34,727,451
				95,426,260
	Thrifts & Mortgage Finance – 0.3%
752,851	New York Community Bancorp, Inc., Series A (b)	6.38%	(a)	19,363,328
93,981	Washington Federal, Inc., Series A	4.88%	(a)	1,799,736
				21,163,064
	Trading Companies & Distributors – 0.6%
708,465	Air Lease Corp., Series A (b)	6.15%	(a)	17,711,625
948,406	WESCO International, Inc., Series A (b)	10.63%	(a)	27,076,991
				44,788,616
	Wireless Telecommunication Services – 0.5%
259,030	United States Cellular Corp.	6.25%	09/01/69	5,613,180
267,143	United States Cellular Corp.	5.50%	03/01/70	5,364,232
1,018,903	United States Cellular Corp.	5.50%	06/01/70	20,546,179
				31,523,591
	Total $25 Par Preferred Securities			1,725,034,613
	(Cost $1,929,808,733)
$100 PAR PREFERRED SECURITIES – 0.5%
	Banks – 0.5%
88,231	AgriBank FCB (b)	6.88%	(a)	9,286,313
63,800	CoBank ACB, Series F (b)	6.25%	(a)	6,443,800
49,330	CoBank ACB, Series H (b)	6.20%	(a)	5,167,318
120,015	Farm Credit Bank of Texas (b) (d)	6.75%	(a)	12,451,556
				33,348,987
	Food Products – 0.0%
700	Dairy Farmers of America, Inc. (d)	7.88%	(a)	71,225
	Total $100 Par Preferred Securities			33,420,212
	(Cost $33,683,129)
$1,000 PAR PREFERRED SECURITIES – 2.5%
	Banks – 2.4%
56,530	Bank of America Corp., Series L	7.25%	(a)	68,786,835
83,323	Wells Fargo & Co., Series L	7.50%	(a)	100,944,981
				169,731,816
	Diversified Financial Services – 0.1%
7,900	Compeer Financial ACA (b) (d)	6.75%	(a)	8,058,000
	Total $1,000 Par Preferred Securities			177,789,816
	(Cost $202,456,674)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 69.5%
	Banks – 29.4%
$35,549,000	Australia & New Zealand Banking Group Ltd. (b) (d) (e)	6.75%	(a)	37,267,261
30,500,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (e)	6.50%	(a)	29,623,125

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$7,200,000	Banco Mercantil del Norte S.A. (b) (d) (e)	6.88%	(a)	$7,132,644
11,250,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.50%	(a)	10,786,219
15,700,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.63%	(a)	15,571,810
21,630,000	Banco Mercantil del Norte S.A. (b) (d) (e)	8.38%	(a)	22,360,553
10,600,000	Banco Mercantil del Norte S.A. (b) (d) (e)	5.75%	10/04/31	10,262,390
35,600,000	Banco Santander S.A. (b) (e)	4.75%	(a)	31,535,150
43,800,000	Banco Santander S.A. (b) (e) (f)	7.50%	(a)	44,279,084
23,261,000	Bank of America Corp., Series RR (b)	4.38%	(a)	20,644,138
37,500,000	Bank of America Corp., Series TT (b)	6.13%	(a)	37,575,000
15,898,000	Bank of America Corp., Series X (b)	6.25%	(a)	16,133,290
42,800,000	Bank of Nova Scotia (The) (b)	4.90%	(a)	42,100,648
3,000,000	Bank of Nova Scotia (The), Series 2 (b)	3.63%	10/27/81	2,399,031
24,300,000	Barclays PLC (b) (e)	4.38%	(a)	20,320,875
30,400,000	Barclays PLC (b) (e)	6.13%	(a)	29,848,848
5,760,000	Barclays PLC (b) (e)	7.75%	(a)	5,824,800
144,765,000	Barclays PLC (b) (e)	8.00%	(a)	149,560,341
11,600,000	BBVA Bancomer S.A. (b) (d) (e)	5.88%	09/13/34	11,072,548
74,000,000	BNP Paribas S.A. (b) (d) (e)	4.63%	(a)	67,120,960
12,540,000	BNP Paribas S.A. (b) (d) (e)	6.63%	(a)	12,679,049
42,000,000	BNP Paribas S.A. (b) (d) (e)	7.38%	(a)	43,747,410
46,133,000	Citigroup, Inc. (b)	3.88%	(a)	41,788,194
781,000	Citigroup, Inc. (b)	5.90%	(a)	795,972
23,272,000	Citigroup, Inc. (b)	5.95%	(a)	23,272,000
48,429,000	Citigroup, Inc., Series D (b)	5.35%	(a)	47,823,637
16,200,000	Citigroup, Inc., Series P (b)	5.95%	(a)	15,858,990
34,250,000	Citigroup, Inc., Series T (b)	6.25%	(a)	34,678,125
34,393,000	Citigroup, Inc., Series W (b)	4.00%	(a)	31,297,630
29,875,000	Citigroup, Inc., Series Y (b)	4.15%	(a)	26,502,113
6,560,000	Citizens Financial Group, Inc., Series B (b)	6.00%	(a)	6,273,328
8,279,000	Citizens Financial Group, Inc., Series F (b)	5.65%	(a)	8,504,596
21,030,000	Citizens Financial Group, Inc., Series G (b)	4.00%	(a)	18,716,700
20,474,000	CoBank ACB, Series I (b)	6.25%	(a)	20,627,555
11,200,000	Commerzbank AG (b) (e) (f)	7.00%	(a)	11,076,800
38,310,000	Credit Agricole S.A. (b) (d) (e)	6.88%	(a)	38,568,593
43,500,000	Credit Agricole S.A. (b) (d) (e)	8.13%	(a)	46,885,257
26,200,000	Danske Bank A.S. (b) (e) (f)	4.38%	(a)	23,743,750
21,313,000	Danske Bank A.S. (b) (e) (f)	6.13%	(a)	21,115,471
15,960,000	Danske Bank A.S. (b) (e) (f)	7.00%	(a)	15,904,108
7,650,000	Farm Credit Bank of Texas, Series 3 (b) (d)	6.20%	(a)	8,109,000
20,300,000	Farm Credit Bank of Texas, Series 4 (b) (d)	5.70%	(a)	21,315,000
18,009,000	Fifth Third Bancorp, Series H (b)	5.10%	(a)	17,536,264
2,071,000	Fifth Third Bancorp, Series L (b)	4.50%	(a)	2,013,876
4,812,000	First Citizens BancShares, Inc., Series B (b)	5.80%	(a)	4,837,263
12,800,000	HSBC Holdings PLC (b) (e)	4.60%	(a)	10,880,000
49,619,000	HSBC Holdings PLC (b) (e)	6.38%	(a)	49,899,595
13,300,000	Huntington Bancshares, Inc., Series G (b)	4.45%	(a)	12,769,104
35,836,000	ING Groep N.V. (b) (e)	5.75%	(a)	34,432,483
21,579,000	ING Groep N.V. (b) (e)	6.50%	(a)	21,574,684
40,125,000	Intesa Sanpaolo S.p.A. (b) (d) (e)	7.70%	(a)	40,526,250
15,300,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (c)	4.71%	(a)	15,156,455
42,896,000	JPMorgan Chase & Co., Series Q (b)	5.15%	(a)	42,306,180
12,861,000	JPMorgan Chase & Co., Series R (b)	6.00%	(a)	12,925,305
33,108,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (c)	4.29%	(a)	32,776,920
32,100,000	Lloyds Banking Group PLC (b) (e)	6.75%	(a)	32,357,924
62,814,000	Lloyds Banking Group PLC (b) (e)	7.50%	(a)	64,187,742
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$17,800,000	M&T Bank Corp. (b)	3.50%	(a)	$14,996,728
16,900,000	M&T Bank Corp., Series G (b)	5.00%	(a)	16,414,125
8,500,000	NatWest Group PLC (b) (e)	6.00%	(a)	8,398,425
21,325,000	NatWest Group PLC (b) (e)	8.00%	(a)	22,483,801
27,000,000	Nordea Bank Abp (b) (d) (e)	6.63%	(a)	27,472,500
21,550,000	PNC Financial Services Group (The), Inc., Series T (b)	3.40%	(a)	18,586,875
18,250,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	18,180,650
17,400,000	Regions Financial Corp., Series D (b)	5.75%	(a)	17,791,500
2,400,000	Skandinaviska Enskilda Banken AB (b) (e) (f)	5.13%	(a)	2,305,500
73,600,000	Societe Generale S.A. (b) (d) (e)	5.38%	(a)	64,804,800
31,389,000	Societe Generale S.A. (b) (d) (e)	7.88%	(a)	32,202,146
20,000,000	Societe Generale S.A. (b) (e) (f)	7.88%	(a)	20,518,109
11,500,000	Societe Generale S.A. (b) (d) (e)	8.00%	(a)	11,993,638
68,460,000	Standard Chartered PLC (b) (d) (e)	4.30%	(a)	56,821,800
25,600,000	Standard Chartered PLC (b) (d) (e)	6.00%	(a)	25,504,000
29,959,000	SVB Financial Group, Series C (b)	4.00%	(a)	26,092,791
50,341,000	SVB Financial Group, Series D (b)	4.25%	(a)	43,670,817
17,000,000	Swedbank AB, Series NC5 (b) (e) (f)	5.63%	(a)	16,861,875
5,695,000	Texas Capital Bancshares, Inc. (b)	4.00%	05/06/31	5,464,821
5,000,000	Truist Financial Corp., Series L (b)	5.05%	(a)	4,775,000
5,000,000	Truist Financial Corp., Series N (b)	4.80%	(a)	4,737,500
56,950,000	UniCredit S.p.A. (b) (e) (f)	8.00%	(a)	57,555,948
4,400,000	UniCredit S.p.A. (b) (d)	7.30%	04/02/34	4,453,513
13,500,000	UniCredit S.p.A. (b) (d)	5.46%	06/30/35	12,207,874
57,377,000	Wells Fargo & Co., Series BB (b)	3.90%	(a)	52,389,504
				2,111,566,278
	Capital Markets – 9.6%
40,096,000	Apollo Management Holdings L.P. (b) (d)	4.95%	01/14/50	37,281,092
13,000,000	Bank of New York Mellon (The) Corp., Series G (b)	4.70%	(a)	13,000,000
28,560,000	Bank of New York Mellon (The) Corp., Series I (b)	3.75%	(a)	25,489,800
15,800,000	Charles Schwab (The) Corp. (b)	5.00%	(a)	15,262,326
2,000,000	Charles Schwab (The) Corp., Series E, 3 Mo. LIBOR + 3.32% (c)	3.84%	(a)	1,982,800
55,007,000	Charles Schwab (The) Corp., Series G (b)	5.38%	(a)	55,625,829
53,069,000	Charles Schwab (The) Corp., Series I (b)	4.00%	(a)	48,186,652
66,525,000	Credit Suisse Group AG (b) (d) (e)	5.25%	(a)	58,625,156
22,300,000	Credit Suisse Group AG (b) (d) (e)	6.25%	(a)	21,697,878
31,775,000	Credit Suisse Group AG (b) (d) (e)	6.38%	(a)	29,992,105
9,407,000	Credit Suisse Group AG (b) (d) (e)	7.50%	(a)	9,445,522
76,900,000	Credit Suisse Group AG (b) (d) (e)	7.50%	(a)	76,346,320
62,200,000	Deutsche Bank AG (b) (e)	6.00%	(a)	58,157,000
15,000,000	Deutsche Bank AG (b) (e)	7.50%	(a)	14,756,250
28,725,000	EFG International AG (b) (e) (f)	5.50%	(a)	27,559,023
24,875,000	Goldman Sachs Group (The), Inc., Series R (b)	4.95%	(a)	24,004,375
13,870,000	Goldman Sachs Group (The), Inc., Series T (b)	3.80%	(a)	12,240,055
43,611,000	Goldman Sachs Group (The), Inc., Series U (b)	3.65%	(a)	37,941,570
27,653,000	Morgan Stanley, Series M (b)	5.88%	(a)	28,199,856
38,000,000	UBS Group AG (b) (d) (e)	4.88%	(a)	35,007,500
26,389,000	UBS Group AG (b) (e) (f)	6.88%	(a)	26,804,891
28,500,000	UBS Group AG (b) (d) (e)	7.00%	(a)	29,034,375
				686,640,375
	Consumer Finance – 1.2%
13,500,000	Ally Financial, Inc., Series B (b)	4.70%	(a)	11,699,438
47,679,000	American Express Co. (b)	3.55%	(a)	41,187,504

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Consumer Finance (Continued)
$35,077,000	Capital One Financial Corp., Series M (b)	3.95%	(a)	$30,516,990
				83,403,932
	Diversified Financial Services – 2.7%
64,250,000	American AgCredit Corp. (b) (d)	5.25%	(a)	58,708,439
40,400,000	Ares Finance Co. III LLC (b) (d)	4.13%	06/30/51	37,643,415
28,250,000	Capital Farm Credit ACA, Series 1 (b) (d)	5.00%	(a)	25,848,750
13,950,000	Compeer Financial ACA (b) (d)	4.88%	(a)	12,398,063
8,300,000	Depository Trust & Clearing (The) Corp., Series D (b) (d)	3.38%	(a)	7,387,000
32,708,000	Voya Financial, Inc. (b)	5.65%	05/15/53	32,585,509
16,548,000	Voya Financial, Inc., Series A (b)	6.13%	(a)	16,506,630
				191,077,806
	Diversified Telecommunication Services – 0.6%
12,882,000	Koninklijke KPN N.V. (b) (d)	7.00%	03/28/73	13,043,025
32,310,000	Koninklijke KPN N.V. (b) (f)	7.00%	03/28/73	32,713,875
				45,756,900
	Electric Utilities – 2.7%
18,918,000	Duke Energy Corp. (b)	4.88%	(a)	18,776,115
17,965,000	Edison International, Series B (b)	5.00%	(a)	16,305,457
101,667,000	Emera, Inc., Series 16-A (b)	6.75%	06/15/76	103,446,172
25,726,000	Southern (The) Co., Series 21-A (b)	3.75%	09/15/51	23,217,715
32,516,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (c)	4.52%	(a)	32,028,260
				193,773,719
	Energy Equipment & Services – 0.4%
3,524,000	Transcanada Trust (b)	5.63%	05/20/75	3,522,238
25,600,000	Transcanada Trust (b)	5.50%	09/15/79	24,736,000
				28,258,238
	Food Products – 1.9%
10,700,000	Dairy Farmers of America, Inc. (g)	7.13%	(a)	10,499,377
25,362,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	28,535,928
44,888,000	Land O’Lakes, Inc. (d)	7.00%	(a)	45,852,194
14,010,000	Land O’Lakes, Inc. (d)	7.25%	(a)	14,693,688
31,520,000	Land O’Lakes, Inc. (d)	8.00%	(a)	33,214,988
				132,796,175
	Insurance – 8.5%
16,400,000	Allianz SE (b) (d)	3.50%	(a)	14,883,000
25,817,000	Asahi Mutual Life Insurance Co. (b) (f)	6.50%	(a)	26,365,611
31,900,000	Assurant, Inc. (b)	7.00%	03/27/48	32,995,924
12,999,000	Assured Guaranty Municipal Holdings, Inc. (b) (d)	6.40%	12/15/66	13,148,489
38,875,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	36,207,009
23,688,000	Enstar Finance LLC (b)	5.75%	09/01/40	23,342,733
52,717,000	Enstar Finance LLC (b)	5.50%	01/15/42	49,119,330
13,700,000	Fortegra Financial Corp. (b) (g)	8.50%	10/15/57	16,391,218
82,895,000	Global Atlantic Fin Co. (b) (d)	4.70%	10/15/51	75,381,397
18,871,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (c) (d)	2.63%	02/12/47	16,626,666
26,429,000	Kuvare US Holdings, Inc. (b) (d)	7.00%	02/17/51	27,440,102
9,310,000	La Mondiale SAM (b) (f)	5.88%	01/26/47	9,428,647
40,630,000	Lancashire Holdings Ltd. (b) (f)	5.63%	09/18/41	36,343,535
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$35,910,000	Liberty Mutual Group, Inc. (b) (d)	4.13%	12/15/51	$32,643,806
36,974,000	Markel Corp. (b)	6.00%	(a)	37,852,132
3,000,000	Phoenix Group Holdings PLC (b) (f)	5.63%	(a)	2,953,155
28,059,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (c)	3.55%	05/15/55	27,006,788
27,670,000	Progressive (The) Corp., Series B (b)	5.38%	(a)	26,494,025
7,564,308	Prudential Financial, Inc. (b)	5.88%	09/15/42	7,553,907
41,900,000	QBE Insurance Group Ltd. (b) (d)	5.88%	(a)	42,214,250
24,999,000	QBE Insurance Group Ltd. (b) (f)	6.75%	12/02/44	25,880,590
16,000,000	QBE Insurance Group Ltd. (b) (f)	5.88%	06/17/46	16,281,831
13,610,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (c)	3.49%	12/15/65	12,180,950
				608,735,095
	Multi-Utilities – 2.8%
64,818,000	Algonquin Power & Utilities Corp. (b)	4.75%	01/18/82	59,371,343
51,658,000	CenterPoint Energy, Inc., Series A (b)	6.13%	(a)	49,738,647
17,052,000	CMS Energy Corp. (b)	3.75%	12/01/50	14,366,310
2,400,000	Dominion Energy, Inc., Series B (b)	4.65%	(a)	2,304,000
14,520,000	NiSource, Inc. (b)	5.65%	(a)	14,084,400
9,031,000	Sempra Energy (b)	4.88%	(a)	8,918,113
59,610,000	Sempra Energy (b)	4.13%	04/01/52	52,670,419
				201,453,232
	Oil, Gas & Consumable Fuels – 6.4%
16,188,000	Buckeye Partners L.P. (b)	6.38%	01/22/78	13,390,390
62,609,000	DCP Midstream L.P., Series A (b)	7.38%	(a)	59,635,072
39,136,000	DCP Midstream Operating L.P. (b) (d)	5.85%	05/21/43	35,644,873
57,082,000	Enbridge, Inc. (b)	6.25%	03/01/78	57,692,489
65,166,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	65,599,307
41,574,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	41,366,130
32,460,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (c)	3.33%	11/01/66	26,779,500
9,660,000	Energy Transfer L.P., Series A (b)	6.25%	(a)	8,223,075
18,821,000	Energy Transfer L.P., Series F (b)	6.75%	(a)	18,162,265
22,500,000	Energy Transfer L.P., Series G (b)	7.13%	(a)	21,287,250
8,045,000	Energy Transfer L.P., Series H (b)	6.50%	(a)	7,663,747
55,280,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (c)	3.30%	06/01/67	48,309,468
26,636,000	Enterprise Products Operating LLC, Series D (b)	4.88%	08/16/77	23,842,078
34,700,000	Transcanada Trust (b)	5.60%	03/07/82	33,615,625
				461,211,269
	Trading Companies & Distributors – 2.6%
145,883,000	AerCap Holdings N.V. (b)	5.88%	10/10/79	136,978,302
15,700,000	Air Lease Corp., Series B (b)	4.65%	(a)	14,169,250
42,300,000	Aircastle Ltd. (b) (d)	5.25%	(a)	37,705,843
				188,853,395
	Transportation Infrastructure – 0.7%
39,000,000	AerCap Global Aviation Trust (b) (d)	6.50%	06/15/45	37,969,620
11,000,000	BNSF Funding Trust I (b)	6.61%	12/15/55	11,330,000
				49,299,620
	Total Capital Preferred Securities			4,982,826,034
	(Cost $5,250,239,948)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.3%
	Insurance – 1.3%
$94,408,028	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (d) (h)	7.63%	10/15/25	$96,006,356
	(Cost $99,614,492)
CORPORATE BONDS AND NOTES – 0.2%
	Insurance – 0.2%
16,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	15,959,764
	(Cost $16,054,602)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 0.2%
	Capital Markets – 0.2%
1,430,420	Invesco Preferred ETF	17,837,337
	(Cost $19,753,345)
	Total Investments – 98.3%	7,048,874,132
	(Cost $7,551,610,923)
	Net Other Assets and Liabilities – 1.7%	124,208,242
	Net Assets – 100.0%	$7,173,082,374

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Floating or variable rate security.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2022, securities noted as such amounted to $1,625,329,908 or 22.7% of net assets.
(e)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2022, securities noted as such amounted to $1,694,494,286 or 23.6% of net assets. Of these securities, 4.6% originated in emerging markets, and 95.4% originated in foreign markets.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2022, this security paid all of its interest in cash.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 397,059,519	$ 354,663,663	$ 42,395,856	$ —
Multi-Utilities	130,711,946	106,589,990	24,121,956	—
Other industry categories*	1,197,263,148	1,197,263,148	—	—
$100 Par Preferred Securities*	33,420,212	—	33,420,212	—
$1,000 Par Preferred Securities:
Banks	169,731,816	169,731,816	—	—
Diversified Financial Services	8,058,000	—	8,058,000	—
Capital Preferred Securities*	4,982,826,034	—	4,982,826,034	—
Foreign Corporate Bonds and Notes*	96,006,356	—	96,006,356	—
Corporate Bonds and Notes*	15,959,764	—	15,959,764	—
Exchange-Traded Funds*	17,837,337	17,837,337	—	—
Total Investments	$ 7,048,874,132	$ 1,846,085,954	$ 5,202,788,178	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES – 2.6%
	Banks – 2.5%
5,079	Bank of America Corp., Series L	7.25%	(a)	$6,180,229
6,593	Wells Fargo & Co., Series L	7.50%	(a)	7,987,353
				14,167,582
	Food Products – 0.1%
400,000	Land O’ Lakes, Inc. (b)	7.25%	(a)	419,520
	Total $1,000 Par Preferred Securities			14,587,102
	(Cost $16,997,638)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 87.7%
	Banks – 38.6%
$4,950,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(a)	5,189,258
1,145,000	Australia & New Zealand Banking Group Ltd. (b) (d) (e)	6.75%	(a)	1,200,344
2,400,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (d) (e)	6.50%	(a)	2,331,000
500,000	Banco Mercantil del Norte S.A. (c) (d) (e)	6.88%	(a)	495,323
400,000	Banco Mercantil del Norte S.A. (b) (d) (e)	6.88%	(a)	396,258
900,000	Banco Mercantil del Norte S.A. (c) (d) (e)	7.50%	(a)	862,898
842,000	Banco Mercantil del Norte S.A. (c) (d) (e)	7.63%	(a)	835,125
1,400,000	Banco Mercantil del Norte S.A. (c) (d) (e)	8.38%	(a)	1,447,285
2,000,000	Banco Santander S.A. (d) (e)	4.75%	(a)	1,771,638
4,600,000	Banco Santander S.A. (b) (d) (e)	7.50%	(a)	4,650,315
1,656,000	Bank of America Corp., Series RR (e)	4.38%	(a)	1,469,700
9,368,000	Bank of America Corp., Series TT (e)	6.13%	(a)	9,386,736
5,400,000	Bank of America Corp., Series X (e)	6.25%	(a)	5,479,920
3,700,000	Bank of Nova Scotia (The) (e)	4.90%	(a)	3,639,542
1,000,000	Bank of Nova Scotia (The), Series 2 (e)	3.63%	10/27/81	799,677
2,300,000	Barclays PLC (d) (e)	4.38%	(a)	1,923,375
1,450,000	Barclays PLC (d) (e)	6.13%	(a)	1,423,712
2,000,000	Barclays PLC (d) (e)	7.75%	(a)	2,022,500
12,729,000	Barclays PLC (d) (e)	8.00%	(a)	13,150,648
700,000	BBVA Bancomer S.A. (c) (d) (e)	5.88%	09/13/34	668,171
8,000,000	BNP Paribas S.A. (c) (d) (e)	4.63%	(a)	7,256,320
2,300,000	BNP Paribas S.A. (c) (d) (e)	6.63%	(a)	2,325,503
2,000,000	BNP Paribas S.A. (c) (d) (e)	7.38%	(a)	2,083,210
3,195,000	Citigroup, Inc. (e)	3.88%	(a)	2,894,095
345,000	Citigroup, Inc. (e)	5.90%	(a)	351,614
1,281,000	Citigroup, Inc. (e)	5.95%	(a)	1,281,000
8,066,000	Citigroup, Inc., Series D (e)	5.35%	(a)	7,965,175
2,485,000	Citigroup, Inc., Series M (e)	6.30%	(a)	2,466,363
3,414,000	Citigroup, Inc., Series P (e)	5.95%	(a)	3,342,135
1,000,000	Citigroup, Inc., Series V (e)	4.70%	(a)	918,000
3,049,000	Citigroup, Inc., Series W (e)	4.00%	(a)	2,774,590
2,979,000	Citigroup, Inc., Series Y (e)	4.15%	(a)	2,642,671
493,000	Citizens Financial Group, Inc., Series B (e)	6.00%	(a)	471,456
1,170,000	Citizens Financial Group, Inc., Series G (e)	4.00%	(a)	1,041,300
1,358,000	CoBank ACB, Series I (e)	6.25%	(a)	1,368,185
400,000	Commerzbank AG (b) (d) (e)	7.00%	(a)	395,600
2,806,000	Credit Agricole S.A. (c) (d) (e)	6.88%	(a)	2,824,940
2,200,000	Credit Agricole S.A. (c) (d) (e)	8.13%	(a)	2,371,208
4,800,000	Danske Bank A.S. (b) (d) (e)	4.38%	(a)	4,350,000
550,000	Danske Bank A.S. (b) (d) (e)	6.13%	(a)	544,903
850,000	Danske Bank A.S. (b) (d) (e)	7.00%	(a)	847,023
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$800,000	Farm Credit Bank of Texas, Series 3 (c) (e)	6.20%	(a)	$848,000
1,100,000	Farm Credit Bank of Texas, Series 4 (c) (e)	5.70%	(a)	1,155,000
5,264,000	Fifth Third Bancorp, Series H (e)	5.10%	(a)	5,125,820
7,854,000	First Citizens BancShares, Inc., Series B (e)	5.80%	(a)	7,895,233
400,000	HSBC Holdings PLC (d) (e)	4.60%	(a)	340,000
5,000,000	HSBC Holdings PLC (d) (e)	6.00%	(a)	4,812,500
3,070,000	HSBC Holdings PLC (d) (e)	6.38%	(a)	3,087,361
1,200,000	Huntington Bancshares, Inc., Series G (e)	4.45%	(a)	1,152,100
2,950,000	ING Groep N.V. (d) (e)	5.75%	(a)	2,834,463
1,200,000	ING Groep N.V. (d) (e)	6.50%	(a)	1,199,760
6,570,000	Intesa Sanpaolo S.p.A. (c) (d) (e)	7.70%	(a)	6,635,700
5,200,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (f)	4.71%	(a)	5,151,214
7,241,000	JPMorgan Chase & Co., Series Q (e)	5.15%	(a)	7,141,436
605,000	JPMorgan Chase & Co., Series R (e)	6.00%	(a)	608,025
1,550,000	Lloyds Banking Group PLC (d) (e)	6.75%	(a)	1,562,454
5,638,000	Lloyds Banking Group PLC (d) (e)	7.50%	(a)	5,761,303
1,000,000	M&T Bank Corp. (e)	3.50%	(a)	842,513
2,341,000	M&T Bank Corp., Series G (e)	5.00%	(a)	2,273,696
693,000	Macquarie Bank Ltd. (c) (d) (e)	6.13%	(a)	667,938
600,000	NatWest Group PLC (d) (e)	6.00%	(a)	592,830
1,550,000	NatWest Group PLC (d) (e)	8.00%	(a)	1,634,227
2,425,000	Nordea Bank Abp (c) (d) (e)	6.63%	(a)	2,467,437
1,200,000	PNC Financial Services Group (The), Inc., Series T (e)	3.40%	(a)	1,035,000
3,186,000	PNC Financial Services Group (The), Inc., Series U (e)	6.00%	(a)	3,173,893
1,000,000	Regions Financial Corp., Series D (e)	5.75%	(a)	1,022,500
200,000	Skandinaviska Enskilda Banken AB (b) (d) (e)	5.13%	(a)	192,125
3,800,000	Societe Generale S.A. (c) (d) (e)	5.38%	(a)	3,345,900
2,711,000	Societe Generale S.A. (c) (d) (e)	7.88%	(a)	2,781,230
400,000	Societe Generale S.A. (b) (d) (e)	7.88%	(a)	410,362
2,639,000	Societe Generale S.A. (c) (d) (e)	8.00%	(a)	2,752,279
3,800,000	Standard Chartered PLC (c) (d) (e)	4.30%	(a)	3,154,000
1,500,000	Standard Chartered PLC (c) (d) (e)	6.00%	(a)	1,494,375
1,400,000	SVB Financial Group, Series C (e)	4.00%	(a)	1,219,330
3,185,000	SVB Financial Group, Series D (e)	4.25%	(a)	2,762,987
1,200,000	Swedbank AB, Series NC5 (b) (d) (e)	5.63%	(a)	1,190,250
463,000	Texas Capital Bancshares, Inc. (e)	4.00%	05/06/31	444,287
3,500,000	Truist Financial Corp., Series L (e)	5.05%	(a)	3,342,500
7,800,000	Truist Financial Corp., Series N (e)	4.80%	(a)	7,390,500
3,850,000	UniCredit S.p.A. (b) (d) (e)	8.00%	(a)	3,890,964
600,000	UniCredit S.p.A. (c) (e)	7.30%	04/02/34	607,297
750,000	UniCredit S.p.A. (c) (e)	5.46%	06/30/35	678,215
4,630,000	Wells Fargo & Co., Series BB (e)	3.90%	(a)	4,227,537
				218,563,257
	Capital Markets – 11.1%
4,820,000	Apollo Management Holdings L.P. (c) (e)	4.95%	01/14/50	4,481,616
1,870,000	Bank of New York Mellon (The) Corp., Series I (e)	3.75%	(a)	1,668,975
250,000	Charles Schwab (The) Corp. (e)	5.00%	(a)	241,492
4,000,000	Charles Schwab (The) Corp., Series E, 3 Mo. LIBOR + 3.32% (f)	3.84%	(a)	3,965,600
3,511,000	Charles Schwab (The) Corp., Series I (e)	4.00%	(a)	3,187,988
4,900,000	Credit Suisse Group AG (c) (d) (e)	5.25%	(a)	4,318,125
3,900,000	Credit Suisse Group AG (c) (d) (e)	6.25%	(a)	3,794,696
2,370,000	Credit Suisse Group AG (c) (d) (e)	6.38%	(a)	2,237,019
1,314,000	Credit Suisse Group AG (c) (d) (e)	7.50%	(a)	1,319,381
4,150,000	Credit Suisse Group AG (c) (d) (e)	7.50%	(a)	4,120,120

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$5,450,000	Deutsche Bank AG (d) (e)	6.00%	(a)	$5,095,750
4,400,000	Deutsche Bank AG (d) (e)	7.50%	(a)	4,328,500
4,730,000	EFG International AG (b) (d) (e)	5.50%	(a)	4,538,005
1,200,000	Goldman Sachs Group (The), Inc., Series R (e)	4.95%	(a)	1,158,000
765,000	Goldman Sachs Group (The), Inc., Series T (e)	3.80%	(a)	675,100
3,185,000	Goldman Sachs Group (The), Inc., Series U (e)	3.65%	(a)	2,770,950
904,000	Morgan Stanley, Series M (e)	5.88%	(a)	921,877
3,334,000	State Street Corp., Series F, 3 Mo. LIBOR + 3.60% (f)	3.80%	(a)	3,332,163
5,500,000	UBS Group AG (c) (d) (e)	4.88%	(a)	5,066,875
2,500,000	UBS Group AG (b) (d) (e)	6.88%	(a)	2,539,400
1,425,000	UBS Group AG (c) (d) (e)	7.00%	(a)	1,451,719
1,500,000	UBS Group AG (b) (d) (e)	7.00%	(a)	1,528,125
				62,741,476
	Consumer Finance – 1.2%
3,500,000	Ally Financial, Inc., Series B (e)	4.70%	(a)	3,033,188
2,497,000	American Express Co. (e)	3.55%	(a)	2,157,033
1,932,000	Capital One Financial Corp., Series M (e)	3.95%	(a)	1,680,840
				6,871,061
	Diversified Financial Services – 2.1%
3,000,000	American AgCredit Corp. (c) (e)	5.25%	(a)	2,741,250
2,775,000	Ares Finance Co. III LLC (c) (e)	4.13%	06/30/51	2,585,655
2,250,000	Capital Farm Credit ACA, Series 1 (c) (e)	5.00%	(a)	2,058,750
650,000	Compeer Financial ACA (c) (e)	4.88%	(a)	577,688
650,000	Depository Trust & Clearing (The) Corp., Series D (c) (e)	3.38%	(a)	578,500
2,712,000	Voya Financial, Inc. (e)	5.65%	05/15/53	2,701,844
755,000	Voya Financial, Inc., Series A (e)	6.13%	(a)	753,112
				11,996,799
	Diversified Telecommunication Services – 0.7%
1,365,000	Koninklijke KPN N.V. (c) (e)	7.00%	03/28/73	1,382,062
2,326,000	Koninklijke KPN N.V. (b) (e)	7.00%	03/28/73	2,355,075
				3,737,137
	Electric Utilities – 3.7%
830,000	Duke Energy Corp. (e)	4.88%	(a)	823,775
1,158,000	Edison International, Series B (e)	5.00%	(a)	1,051,028
6,962,000	Emera, Inc., Series 16-A (e)	6.75%	06/15/76	7,083,835
1,428,000	Southern (The) Co., Series 21-A (e)	3.75%	09/15/51	1,288,770
3,100,000	Southern (The) Co., Series B, 3 Mo. LIBOR + 3.63% (f)	4.46%	03/15/57	3,046,570
7,500,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (f)	4.52%	(a)	7,387,500
				20,681,478
	Energy Equipment & Services – 0.3%
276,000	Transcanada Trust (e)	5.63%	05/20/75	275,862
1,250,000	Transcanada Trust (e)	5.50%	09/15/79	1,207,813
				1,483,675
	Food Products – 2.1%
1,200,000	Dairy Farmers of America, Inc. (g)	7.13%	(a)	1,177,500
1,400,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,575,203
6,146,000	Land O’Lakes, Inc. (c)	7.00%	(a)	6,278,016
2,220,000	Land O’Lakes, Inc. (c)	7.25%	(a)	2,328,336
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Food Products (Continued)
$535,000	Land O’Lakes, Inc. (c)	8.00%	(a)	$563,770
				11,922,825
	Insurance – 13.5%
1,500,000	Allianz SE (c) (e)	3.50%	(a)	1,361,250
2,000,000	Asahi Mutual Life Insurance Co. (b) (e)	6.50%	(a)	2,042,500
3,858,000	Assurant, Inc. (e)	7.00%	03/27/48	3,990,542
2,300,000	Assured Guaranty Municipal Holdings, Inc. (c) (e)	6.40%	12/15/66	2,326,450
1,700,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	1,721,675
4,170,000	AXIS Specialty Finance LLC (e)	4.90%	01/15/40	3,883,813
1,332,000	Enstar Finance LLC (e)	5.75%	09/01/40	1,312,585
10,038,000	Enstar Finance LLC (e)	5.50%	01/15/42	9,352,957
8,545,000	Global Atlantic Fin Co. (c) (e)	4.70%	10/15/51	7,770,481
1,000,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (c) (f)	2.63%	02/12/47	881,070
2,464,000	Kuvare US Holdings, Inc. (c) (e)	7.00%	02/17/51	2,558,266
1,000,000	La Mondiale SAM (b) (e)	5.88%	01/26/47	1,012,744
6,850,000	Lancashire Holdings Ltd. (b) (e)	5.63%	09/18/41	6,127,325
5,300,000	Liberty Mutual Group, Inc. (c) (e)	4.13%	12/15/51	4,817,939
4,001,000	Markel Corp. (e)	6.00%	(a)	4,096,024
2,900,000	MetLife, Inc. (c)	9.25%	04/08/38	3,589,042
3,200,000	Phoenix Group Holdings PLC (b) (e)	5.63%	(a)	3,150,032
3,500,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (f)	3.55%	05/15/55	3,368,750
7,247,000	Progressive (The) Corp., Series B (e)	5.38%	(a)	6,939,002
2,200,000	QBE Insurance Group Ltd. (c) (e)	5.88%	(a)	2,216,500
2,850,000	QBE Insurance Group Ltd. (b) (e)	6.75%	12/02/44	2,950,505
300,000	QBE Insurance Group Ltd. (b) (e)	5.88%	06/17/46	305,284
999,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	3.49%	12/15/65	894,105
				76,668,841
	Multi-Utilities – 4.0%
6,927,000	Algonquin Power & Utilities Corp. (e)	4.75%	01/18/82	6,344,924
6,286,000	CenterPoint Energy, Inc., Series A (e)	6.13%	(a)	6,052,444
948,000	CMS Energy Corp. (e)	3.75%	12/01/50	798,690
180,000	Dominion Energy, Inc., Series B (e)	4.65%	(a)	172,800
906,000	NiSource, Inc. (e)	5.65%	(a)	878,820
2,381,000	Sempra Energy (e)	4.88%	(a)	2,351,237
6,973,000	Sempra Energy (e)	4.13%	04/01/52	6,161,229
				22,760,144
	Oil, Gas & Consumable Fuels – 7.4%
3,388,000	Buckeye Partners L.P. (e)	6.38%	01/22/78	2,802,486
6,474,000	DCP Midstream L.P., Series A (e)	7.38%	(a)	6,166,485
2,662,000	DCP Midstream Operating L.P. (c) (e)	5.85%	05/21/43	2,424,536
1,026,000	Enbridge, Inc. (e)	6.25%	03/01/78	1,036,973
7,398,000	Enbridge, Inc., Series 16-A (e)	6.00%	01/15/77	7,447,191
2,000,000	Enbridge, Inc., Series 20-A (e)	5.75%	07/15/80	1,990,000
1,395,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (f)	3.33%	11/01/66	1,150,875
1,878,000	Energy Transfer L.P., Series A (e)	6.25%	(a)	1,598,648
100,000	Energy Transfer L.P., Series B (e)	6.63%	(a)	86,875
4,938,000	Energy Transfer L.P., Series F (e)	6.75%	(a)	4,765,170
3,000,000	Energy Transfer L.P., Series G (e)	7.13%	(a)	2,838,300
948,000	Energy Transfer L.P., Series H (e)	6.50%	(a)	903,074
4,715,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	3.30%	06/01/67	4,120,462
2,341,000	Enterprise Products Operating LLC, Series D (e)	4.88%	08/16/77	2,095,446

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$2,650,000	Transcanada Trust (e)	5.60%	03/07/82	$2,567,188
				41,993,709
	Trading Companies & Distributors – 2.3%
9,900,000	AerCap Holdings N.V. (e)	5.88%	10/10/79	9,295,704
1,127,000	Air Lease Corp., Series B (e)	4.65%	(a)	1,017,117
2,940,000	Aircastle Ltd. (c) (e)	5.25%	(a)	2,620,690
				12,933,511
	Transportation Infrastructure – 0.7%
3,950,000	AerCap Global Aviation Trust (c) (e)	6.50%	06/15/45	3,845,641
	Total Capital Preferred Securities			496,199,554
	(Cost $522,962,133)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 2.1%
	Insurance – 2.1%
11,900,342	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (c) (h)	7.63%	10/15/25	12,101,815
	(Cost $12,569,549)
CORPORATE BONDS AND NOTES – 0.4%
	Insurance – 0.4%
2,360,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	2,354,065
	(Cost $2,385,171)
Total Investments – 92.8%	525,242,536
(Cost $554,914,491)
Net Other Assets and Liabilities – 7.2%	40,698,485
Net Assets – 100.0%	$565,941,021

(a)	Perpetual maturity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2022, securities noted as such amounted to $145,343,870 or 25.7% of net assets.
(d)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2022, securities noted as such amounted to $152,511,730 or 26.9% of net assets. Of these securities, 3.1% originated in emerging markets, and 96.9% originated in foreign markets.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	Floating or variable rate security.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2022, this security paid all of its interest in cash.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$ 14,587,102	$ 14,587,102	$ —	$ —
Capital Preferred Securities*	496,199,554	—	496,199,554	—
Foreign Corporate Bonds and Notes*	12,101,815	—	12,101,815	—
Corporate Bonds and Notes*	2,354,065	—	2,354,065	—
Total Investments	$ 525,242,536	$ 14,587,102	$ 510,655,434	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
April 30, 2022 (Unaudited)
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
ASSETS:
Investments, at value	$ 7,048,874,132	$ 525,242,536
Cash	41,642,668	33,796,554
Receivables:
Interest	68,227,275	7,281,058
Investment securities sold	54,022,114	370,421
Dividends	4,953,446	92,057
Interest reclaims	2,068,182	193,281
Dividend reclaims	172,625	—
Fund shares sold	51,204	—
Total Assets	7,220,011,646	566,975,907
LIABILITIES:
Payables:
Capital shares redeemed	33,957,009	—
Investment securities purchased	7,783,812	645,767
Investment advisory fees	5,188,451	389,119
Total Liabilities	46,929,272	1,034,886
NET ASSETS	$7,173,082,374	$565,941,021
NET ASSETS consist of:
Paid-in capital	$ 7,767,539,537	$ 598,207,409
Par value	3,918,050	300,500
Accumulated distributable earnings (loss)	(598,375,213)	(32,566,888)
NET ASSETS	$7,173,082,374	$565,941,021
NET ASSET VALUE, per share	$18.31	$18.83
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	391,805,000	30,050,002
Investments, at cost	$7,551,610,923	$554,914,491
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
INVESTMENT INCOME:
Interest	$ 151,394,201	$ 14,216,505
Dividends	59,985,333	385,310
Foreign withholding tax	(984)	1,283
Total investment income	211,378,550	14,603,098
EXPENSES:
Investment advisory fees	32,537,857	2,314,219
Total expenses	32,537,857	2,314,219
NET INVESTMENT INCOME (LOSS)	178,840,693	12,288,879
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,191,943)	(472,739)
In-kind redemptions	1,412,123	—
Foreign currency transactions	22	—
Net realized gain (loss)	(7,779,798)	(472,739)
Net change in unrealized appreciation (depreciation) on investments	(843,602,877)	(48,339,256)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(851,382,675)	(48,811,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(672,541,982)	$(36,523,116)

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Preferred Securities and Income ETF (FPE)		First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 178,840,693	$ 299,216,791	$ 12,288,879	$ 16,636,653
Net realized gain (loss)	(7,779,798)	57,939,076	(472,739)	2,321,122
Net change in unrealized appreciation (depreciation)	(843,602,877)	290,784,331	(48,339,256)	14,036,111
Net increase (decrease) in net assets resulting from operations	(672,541,982)	647,940,198	(36,523,116)	32,993,886
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(178,141,833)	(286,189,376)	(12,459,276)	(15,669,405)
Return of capital	—	(12,681,882)	—	(847,307)
Total distributions to shareholders	(178,141,833)	(298,871,258)	(12,459,276)	(16,516,712)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	556,849,619	1,987,661,883	159,041,114	191,421,574
Cost of shares redeemed	(231,329,566)	(60,917,203)	(36,535,358)	—
Net increase (decrease) in net assets resulting from shareholder transactions	325,520,053	1,926,744,680	122,505,756	191,421,574
Total increase (decrease) in net assets	(525,163,762)	2,275,813,620	73,523,364	207,898,748
NET ASSETS:
Beginning of period	7,698,246,136	5,422,432,516	492,417,657	284,518,909
End of period	$7,173,082,374	$7,698,246,136	$565,941,021	$492,417,657
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	376,405,000	281,905,000	24,000,002	14,700,002
Shares sold	27,700,000	97,550,000	7,950,000	9,300,000
Shares redeemed	(12,300,000)	(3,050,000)	(1,900,000)	—
Shares outstanding, end of period	391,805,000	376,405,000	30,050,002	24,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Preferred Securities and Income ETF (FPE)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 20.45	$ 19.23	$ 19.89	$ 18.76	$ 20.13	$ 19.47
Income from investment operations:
Net investment income (loss)	0.45	0.90	1.00	1.08	1.08	1.08
Net realized and unrealized gain (loss)	(2.14)	1.24	(0.66)	1.14	(1.37)	0.66
Total from investment operations	(1.69)	2.14	0.34	2.22	(0.29)	1.74
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.88)	(0.94)	(1.07)	(1.08)	(1.08)
Return of capital	—	(0.04)	(0.06)	(0.02)	(0.00) (a)	(0.00) (a)
Total distributions	(0.45)	(0.92)	(1.00)	(1.09)	(1.08)	(1.08)
Net asset value, end of period	$18.31	$20.45	$19.23	$19.89	$18.76	$20.13
Total return (b)	(8.37)%	11.26%	1.94%	12.25%	(1.47)%	9.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 7,173,082	$ 7,698,246	$ 5,422,433	$ 4,678,519	$ 3,374,372	$ 3,026,083
Ratio of total expenses to average net assets	0.85% (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.67% (c)	4.54%	5.24%	5.69%	5.56%	5.54%
Portfolio turnover rate (d)	13%	27%	43%	28%	24%	13%

(a)	Amount is less than $0.01.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,				Period Ended 10/31/2017 (a)
		2021	2020	2019	2018
Net asset value, beginning of period	$ 20.52	$ 19.36	$ 19.85	$ 18.75	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	0.43	0.90	1.01	1.01	0.99	0.18
Net realized and unrealized gain (loss)	(1.67)	1.19	(0.50)	1.12	(1.47)	0.22
Total from investment operations	(1.24)	2.09	0.51	2.13	(0.48)	0.40
Distributions paid to shareholders from:
Net investment income	(0.45)	(0.88)	(0.97)	(1.00)	(1.03)	(0.14)
Return of capital	—	(0.05)	(0.03)	(0.03)	—	—
Total distributions	(0.45)	(0.93)	(1.00)	(1.03)	(1.03)	(0.14)
Net asset value, end of period	$18.83	$20.52	$19.36	$19.85	$18.75	$20.26
Total return (b)	(6.14)%	10.91%	2.76%	11.75%	(2.42)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 565,941	$ 492,418	$ 284,519	$ 235,178	$ 93,757	$ 24,313
Ratio of total expenses to average net assets	0.85% (c)	0.85%	0.85%	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	4.51% (c)	4.60%	5.22%	5.39%	5.36%	4.93% (c)
Portfolio turnover rate (d)	15%	22%	48%	28%	25%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.
First Trust Preferred Securities and Income ETF – (ticker “FPE”)
First Trust Institutional Preferred Securities and Income ETF – (ticker “FPEI”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.
Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities.
Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of April 30, 2022, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Restricted Securities
The Funds invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2022, the Funds held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
FPE
Dairy Farmers of America, Inc., 7.13%	09/15/16-12/10/21	$10,700,000	$98.13	$10,903,500	$10,499,377	0.15%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	13,700,000	119.64	13,718,816	16,391,218	0.23
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-07/23/21	25,362,000	112.51	27,430,984	28,535,928	0.40
				$52,053,300	$55,426,523	0.78%
FPEI
Dairy Farmers of America, Inc., 7.13%	01/22/21-12/10/21	$1,200,000	$98.13	$1,222,750	$1,177,500	0.21%
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18-07/21/21	1,400,000	112.51	1,545,519	1,575,203	0.28
				$2,768,269	$2,752,703	0.49%
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$ 286,189,376	$ —	$ 12,681,882
First Trust Institutional Preferred Securities and Income ETF	15,669,405	—	847,307
As of October 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ —	$ (115,168,522)	$ 367,477,124
First Trust Institutional Preferred Securities and Income ETF	—	(3,557,835)	19,973,339
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Non-Expiring Capital Loss Carryforward
First Trust Preferred Securities and Income ETF	$ 115,168,522
First Trust Institutional Preferred Securities and Income ETF	3,557,835

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ 7,551,610,923	$ 46,278,360	$ (549,015,151)	$ (502,736,791)
First Trust Institutional Preferred Securities and Income ETF	554,914,491	2,895,202	(32,567,157)	(29,671,955)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of each Fund’s assets and will pay Stonebridge for its services as each Fund’s sub-advisor. First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of each Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
4. Purchases and Sales of Securities
For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 1,334,830,585	$ 967,464,010
First Trust Institutional Preferred Securities and Income ETF	176,806,306	75,584,673

For the six months ended April 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 52,336,129	$ 31,186,897
First Trust Institutional Preferred Securities and Income ETF	—	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
7. Borrowings
The Trust, on behalf of First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, have a $280 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2022.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The First Trust Managed Municipal ETF’s (the “Fund”) primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (5/13/14) to 4/30/22	5 Years Ended 4/30/22	Inception (5/13/14) to 4/30/22
Fund Performance
NAV	-8.11%	-7.80%	2.13%	2.92%	11.09%	25.79%
Market Price	-8.23%	-7.95%	2.09%	2.91%	10.88%	25.67%
Index Performance
Bloomberg Revenue 10 Year (8-12) Index	-7.95%	-8.08%	1.82%	2.44%	9.44%	21.15%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	14.0%
Insured	9.2
Government Obligation Bond - Unlimited Tax	8.1
Certificates of Participation	6.0
Water & Sewer	5.4
Dedicated Tax	5.1
Gas	5.1
Higher Education	5.0
Government Obligation Bond - Limited Tax	4.5
Utility	4.3
Airport	4.3
Education	4.2
Continuing Care Retirement Communities	4.1
Special Assessment	3.9
Toll Road	2.9
Industrial Development Bond	2.8
Pre-refunded/Escrowed-to-maturity	2.6
Tobacco	2.0
Mass Transit	1.5
Housing	0.7
Tax Increment	0.7
Student Housing	0.7
Local Housing	0.3
Hotel	0.2
Other Health	0.1
Port	0.1
Pool	0.0*
Stadium	0.0*
Cash	2.2
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	5.2%
AA	35.7
A	32.6
BBB	8.8
BB	2.9
B	1.0
CCC	0.4
Not Rated	10.3
Short Rated only	0.9
Cash	2.2
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	96.3%
Net Other Assets and Liabilities**	3.7
Total	100.0%

**	Includes variation margin on futures contracts.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Management
First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2014, except for Tom Byron, who has served as a portfolio manager since March 2022.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
April 30, 2022 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$918.90	0.50%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2021 through April 30, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 96.3%
	Alabama – 2.9%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$233,113
775,000	AL Federal Aid Hwy Fin Auth Spl Oblig Rev, GARVEE, Ser A	5.00%	09/01/32	868,473
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	533,749
2,380,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/29	2,593,369
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A	4.00%	01/01/34	1,000,905
2,325,000	Birmingham AL Wtrwks Brd Wtr Rev Ref, Subser B	5.00%	01/01/43	2,582,686
370,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1	4.00%	04/01/26	377,956
7,070,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	7,187,870
1,945,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	1,968,783
13,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser B-1 (Mandatory put 10/01/27)	4.00%	04/01/53	13,227,569
4,600,000	Columbia AL Indl Dev Brd Poll Control Rev Var Ref AL Pwr Co Proj, Ser B (a)	0.39%	12/01/37	4,600,000
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	459,036
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	342,061
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	406,582
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	961,858
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	478,014
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	972,688
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	728,154
1,445,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	1,588,943
1,000,000	Midcity Impt Dist AL Spl Assmnt Rev	4.50%	11/01/42	822,705
440,000	Mobile AL Impt Dist Sales Tax Rev McGowin Park Proj, Ser A	5.00%	08/01/25	439,705
500,000	Mobile Cnty AL Impt Warrants	5.00%	08/01/30	539,037
1,105,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/30	991,149
1,565,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/31	1,383,473
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/32	1,399,461
1,395,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/33	1,200,204
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/34	1,499,472
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/35	1,542,441
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	111,295
3,000,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	3,043,744
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	1,049,830
105,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B	5.00%	09/01/34	113,419
5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	5,414,195
300,000	UAB Medicine Fin Auth AL Rev UAB Medicine Oblig Grp, Ser B	5.00%	09/01/31	342,259
1,000,000	UAB Medicine Fin Auth AL Rev UAB Medicine Oblig Grp, Ser B	4.00%	09/01/38	1,007,192
				62,011,390
	Alaska – 0.2%
1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	1,882,130
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Alaska (Continued)
$450,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/39	$451,262
1,500,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/40	1,500,492
				3,833,884
	Arizona – 2.8%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,318,355
1,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (b)	5.00%	07/01/49	1,008,919
625,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (b)	4.00%	07/15/30	608,753
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (b)	4.00%	07/15/40	837,896
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A (b)	5.00%	07/15/39	179,658
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Social Bonds, Ser A	4.00%	07/01/41	458,219
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (b)	5.00%	07/01/37	388,066
1,055,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/26	1,085,815
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (b)	5.00%	07/01/37	1,065,887
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/51	427,026
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/56	788,299
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (b)	4.00%	12/15/51	682,510
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (b)	4.00%	07/15/30	492,417
415,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	449,378
1,005,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,083,037
465,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	499,314
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	595,186
750,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/39	748,117
3,850,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/45	3,750,959
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/27	1,109,734
1,985,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	11/01/27	2,210,263
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/28	1,120,602
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/28	1,124,409
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,259,481
1,300,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/31	1,472,593
1,350,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/32	1,526,541
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	213,303
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/30	859,039
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/31	448,639
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/32	462,704
700,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/33	719,324
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	1,010,874
1,025,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/35	1,050,042
750,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Greathearts AZ Projs, Ser A	5.00%	07/01/37	802,270

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	$509,015
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	513,134
1,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (b)	5.00%	07/01/39	1,140,786
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (b)	5.00%	07/01/49	1,022,272
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	4.00%	07/01/26	508,680
1,475,000	Maricopa Cnty AZ Spl Hlthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,632,167
1,450,000	Maricopa Cnty AZ Unif Sch Dist #48 Scottsdale, Ser D	4.00%	07/01/34	1,553,112
350,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (b)	4.00%	07/01/26	352,543
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/35	3,749,220
5,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (b)	4.00%	12/01/41	4,195,539
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	323,345
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	323,345
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	323,150
350,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	376,553
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	740,943
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	215,530
140,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Acdmy Proj (b)	4.00%	06/15/22	140,426
250,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Acdmy Proj (b)	4.60%	06/15/25	252,879
1,230,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Ref, Ser A	5.00%	12/01/31	1,233,638
3,500,000	Salt River AZ Proj Agric Impt & Pwr Dist Elec Sys Rev Salt River Proj Elect Sys, Ser A	5.00%	01/01/23	3,570,652
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	939,762
1,435,000	Yavapai Cnty AZ Jail Dist Rev, BAM	5.00%	07/01/31	1,605,842
1,030,000	Yavapai Cnty AZ Jail Dist Rev, BAM	4.00%	07/01/32	1,081,689
				61,161,851
	Arkansas – 0.1%
610,000	AR Dev Fin Auth Hlthcare Rev Baptist Hlth	4.00%	12/01/44	605,232
750,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.25%	07/01/41	721,954
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	376,073
				1,703,259
	California – 8.5%
790,000	Anaheim CA Pub Fin Auth Lease Rev Pub Imps Proj, Ser A	5.00%	09/01/28	862,115
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$225,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	$246,950
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/32	218,976
230,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	251,142
150,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	152,206
250,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	252,707
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	490,559
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,031,979
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/32	478,173
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/33	498,780
1,950,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/49	1,988,928
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (b)	5.00%	07/01/39	1,385,718
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	4.00%	07/01/26	456,887
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (b)	5.00%	07/01/32	819,302
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (b)	5.00%	07/01/40	671,193
750,000	CA St	5.00%	08/01/32	826,997
225,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	229,104
2,190,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/49	2,158,581
480,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	481,453
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	434,719
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	656,916
8,100,000	CA St Infra & Econ Dev Bank Lease Rev Green Bond	5.00%	08/01/44	8,934,893
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	457,151
600,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (b)	4.00%	07/01/26	600,736
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,561,513
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,853,364
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	215,893
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/40	995,777
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/41	999,432
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	538,038
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,292,129
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	618,211
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	1,027,125
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	1,025,600
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	2,163,530
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,647,640
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	735,523
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	700,735
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	202,376
4,000,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I LLC W Vlg Stdt Hsg Proj, BAM	5.00%	05/15/36	4,332,372
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	1,005,029

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	$1,004,594
4,990,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (b)	5.00%	07/01/37	5,043,553
1,125,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser B	4.00%	05/01/38	1,149,272
775,000	CA St Ref	5.00%	04/01/29	880,142
1,960,000	CA St Ref	5.00%	11/01/39	2,162,973
2,000,000	CA St Ref Various Purp	5.00%	04/01/36	2,085,021
500,000	CA St Ref, Ser C	5.00%	09/01/32	535,476
2,000,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (b)	5.00%	06/01/40	2,033,976
1,865,000	CA St Sch Fin Auth Chrt Sch Rev Classical Academies Proj, Ser A-1	7.38%	10/01/43	1,908,879
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (b)	5.00%	06/01/37	513,712
2,315,000	CA St Stwd Cmntys Dev Auth Transprtn Rev Total Road Impt Prog, Ser B, COPS, AGM	5.00%	12/01/41	2,603,591
745,000	CA St Various Purp	5.00%	10/01/27	812,592
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	1,052,048
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	478,842
50,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	3.00%	11/01/22	50,110
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	537,451
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	109,685
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	213,224
300,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C, BAM	4.00%	08/01/27	313,614
500,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C, BAM	4.00%	08/01/28	523,033
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	401,189
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	339,878
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	282,369
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev the Link Glendale Social Bonds, Ser A-2 (b)	4.00%	07/01/56	818,708
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (b)	4.00%	07/01/56	866,253
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,285,417
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	132,339
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	158,619
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	161,155
170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	164,552
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	168,728
250,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/27	256,840
265,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/28	272,385
280,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/29	287,909
535,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/36	528,741
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	531,278
300,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/39	302,461
1,200,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/40	1,205,005
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$380,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Asset Backed Ref, Ser A	3.25%	06/01/34	$388,587
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,460,898
1,500,000	Hayward CA Unif Sch Dist, AGM	4.00%	08/01/45	1,485,834
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	192,479
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	400,726
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	136,653
2,885,000	Kaweah CA Delta Hlthcare Dist Rev, Ser B	5.00%	06/01/40	3,053,155
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	210,264
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	868,967
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	959,349
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	913,438
45,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	46,605
405,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.00%	11/15/29	442,402
4,000,000	Long Beach CA Cmnty Clg Dist 2016 Election, Ser B	4.00%	08/01/41	4,041,230
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	421,966
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	107,004
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,268,240
1,675,000	Marysville CA Jt Unif Sch Dist Green Bond 2021 Energy Efficiency Proj, COPS, BAM	4.00%	06/01/36	1,722,434
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	340,872
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	188,328
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	161,405
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	155,604
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	176,942
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	1,813,913
1,450,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/48	1,529,193
2,515,000	Napa Vly CA Unif Sch Dist, Ser C, AGM	4.00%	08/01/38	2,550,634
1,315,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	1,196,385
1,000,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/37	1,021,187
1,040,000	Orange CA Pub Facs Fing Auth Lease Rev, Ser A	4.00%	11/01/38	1,060,539
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax #2018-1 Grantline 208	5.00%	09/01/26	117,942
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	4.00%	09/01/50	181,796
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	529,652
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	498,497
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	574,388
215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	220,040
225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	230,371
500,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/35	513,541
1,340,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien RCTC 91 Express Lanes, Ser B-1	4.00%	06/01/46	1,279,782
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	5.00%	09/15/34	971,599

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/35	$647,897
1,080,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/36	1,111,281
520,000	Roseville CA Nat Gas Fin Auth Gas Rev	5.00%	02/15/28	563,312
110,000	Roseville CA Spl Tax	5.00%	09/01/30	118,377
100,000	Roseville CA Spl Tax	5.00%	09/01/31	107,352
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	342,486
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	580,553
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	203,368
225,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/37	219,672
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	296,136
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	476,517
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	637,938
340,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/33	359,530
400,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/34	419,454
260,000	Sacramento CA Spl Tax	4.00%	09/01/30	261,227
220,000	Sacramento CA Spl Tax	4.00%	09/01/31	219,730
315,000	Sacramento CA Spl Tax	4.00%	09/01/32	313,806
515,000	Sacramento CA Spl Tax	4.00%	09/01/33	509,297
615,000	Sacramento CA Spl Tax	4.00%	09/01/35	599,952
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	547,089
645,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	697,963
750,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	810,801
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	975,386
1,250,000	San Diego Cnty CA Regl Transprtn Commn Sales Tax Rev, Ser A	5.00%	04/01/35	1,348,892
4,975,000	San Francisco CA Bay Area Rapid Transit Dist Ref Election 2004, Ser D	4.00%	08/01/34	5,085,441
1,365,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	1,393,988
1,330,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/37	1,354,751
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,000,000
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	1,074,362
7,765,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/44	8,267,340
5,285,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/49	5,598,937
700,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac & Svcs, Ser A (b)	4.00%	09/01/41	661,677
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	185,832
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	144,664
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	332,786
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	242,440
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	295,876
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	485,891
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/46	$893,490
5,000,000	San Francisco City & Cnty CA Pub Utils Commn Wstwtr Green Bond, Ser A	4.00%	10/01/43	5,053,560
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	305,059
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	788,084
4,310,000	San Mateo Foster City CA Pub Fing Auth Wstwtr Rev Clean Wtr Prog	4.00%	08/01/44	4,276,518
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	156,541
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	382,812
1,715,000	Simi Vly CA Unif Sch Dist, Ser C	4.00%	08/01/42	1,747,986
860,000	Sonoma Vly CA Unif Sch Dist	4.00%	08/01/40	873,597
160,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/35	163,636
255,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/36	259,764
1,000,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/43	1,002,384
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	105,834
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	390,164
1,300,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tobacco Secur Corp A, Class 1	4.00%	06/01/38	1,316,928
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/35	1,076,673
1,600,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/36	1,720,000
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/37	1,073,926
650,000	Tulare CA Loc Hlthcare Dist Ref, BAM	4.00%	08/01/35	673,995
4,500,000	Univ of California CA Revs Ref Ltd Proj, Ser O	5.00%	05/15/48	4,854,625
2,500,000	Univ of California CA Revs Ref, Ser AO	3.25%	05/15/29	2,516,415
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	309,518
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	612,250
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	509,514
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,142,015
				184,806,196
	Colorado – 6.8%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	973,988
1,625,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/41	1,556,765
1,000,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/51	909,804
225,000	Breckenridge CO Ref, Ser B, COPS	5.00%	12/01/32	257,477
1,240,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/39	1,289,294
515,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/40	515,265
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,251,300
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	490,236
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	273,890
750,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	630,121
400,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/49	409,915
5,480,000	CO St Bldg Excellent Schs Today, Ser N, COPS	5.00%	03/15/37	6,077,566
700,000	CO St Bldg Excellent Schs Today, Ser O, COPS	5.00%	03/15/31	792,320
3,615,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/37	3,755,522
4,890,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/38	5,072,550
1,250,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/44	1,261,701

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (b)	5.00%	07/01/36	$1,934,925
540,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	4.00%	12/15/25	543,708
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/28	687,416
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/35	2,318,557
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	4,094,985
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	1,050,514
1,750,000	CO St Hlth Facs Auth Hosp Rev Parkview Med Ctr Proj, Ser A	4.00%	09/01/50	1,619,630
3,000,000	CO St Hlth Facs Auth Hosp Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/38	2,987,160
250,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	272,289
4,500,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	4,371,007
8,060,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B	4.00%	01/01/40	7,995,936
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	315,577
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	372,022
2,590,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/31	2,900,294
2,950,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/32	3,293,017
3,655,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/33	4,068,068
2,165,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/34	2,403,538
1,800,000	CO St Hlth Facs Auth Hosp Rev Ref Sanford Hlth, Ser A	5.00%	11/01/44	1,951,569
625,000	CO St Hlth Facs Auth Hosp Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	461,363
1,000,000	CO St Hlth Facs Auth Hosp Rev Temps 50 Aberdeen Ridge, Ser B-3	2.13%	05/15/28	934,099
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	534,882
325,000	CO St Ref, COPS	4.00%	06/15/37	337,298
1,000,000	CO St Ref, COPS	4.00%	06/15/38	1,036,064
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	530,711
1,200,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.25%	12/01/48	1,327,021
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	193,202
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	348,189
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	534,884
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	347,490
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	525,833
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/35	5,341,466
4,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/37	4,267,142
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	1,038,671
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,074,781
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	648,746
1,790,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,816,790
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (b)	5.00%	12/01/51	1,780,559
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	551,815
600,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/39	628,393
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	428,353
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	232,668
200,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/39	206,450
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	918,914
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$2,735,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/49	$2,762,826
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	909,755
1,000,000	Jefferson Ctr CO Met Dist # 1 Spl Rev, Ser A-2	4.38%	12/01/47	907,628
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	862,969
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	977,811
300,000	Larimer Weld & Boulder Cnty CO Sch Dist #R-2J Thompson	5.00%	12/15/30	342,384
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	102,941
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	183,131
3,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	3,196,371
520,000	Nexus N at DIA Met Dist CO	5.00%	12/01/41	487,567
1,130,000	Nexus N at DIA Met Dist CO	5.00%	12/01/51	1,004,353
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,602,534
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	159,665
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	158,986
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	164,177
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,099,774
1,120,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	1,174,580
1,455,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/35	1,524,190
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	1,088,215
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	469,664
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	31,777
1,150,000	Peak Met Dist #1 CO, Ser A (b)	5.00%	12/01/51	1,067,990
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	917,756
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,127,812
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	4.13%	12/15/27	998,721
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	636,647
5,235,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,590,430
850,000	Regl CO Transprtn Dist Priv Activity Rev Ref Denver Transit Partners Eagle P3 Proj, Ser A	5.00%	07/15/29	915,845
1,000,000	Ridgeline Vista Met Dist CO, Ser A	5.25%	12/01/60	1,008,438
2,500,000	Riverwalk Metro Dist #2 CO, Ser A	5.00%	12/01/42	2,307,661
2,015,000	S Suburban Park & Recreation Dist CO, COPS	4.00%	12/15/35	2,069,633
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (c)	5.13%	12/01/37	589,597
1,900,000	Siena Lake Met Dist CO	3.75%	12/01/41	1,578,428
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	190,293
1,205,000	Sterling Ranch Met Dist #1 CO	5.00%	12/01/40	1,208,158
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	1,998,311
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/37	729,891
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/42	692,266
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,414,900
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	497,666
1,500,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/41	1,524,437
1,210,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/51	1,187,894
1,500,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/50	1,387,081
600,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	596,507
1,455,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/49	1,412,562
				147,603,932

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut – 3.0%
$1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	$1,309,064
4,700,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare Proj, Ser A	4.00%	07/01/38	4,696,690
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,063,736
225,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ Issue, Ser T	5.00%	07/01/28	248,856
6,160,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	6,168,077
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,079,679
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,372,095
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	202,725
500,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	551,045
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/35	1,100,755
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/36	1,002,231
300,000	CT St Hsg Fin Auth Hsg Fin Mtge Prog Ref, Subser A-1	3.65%	11/15/32	299,074
1,550,000	CT St Spl Tax Oblig Rev Spl Tax Oblig Bonds	5.00%	05/01/40	1,725,407
2,345,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	08/01/34	2,489,651
1,445,000	CT St, Ser A	5.00%	04/15/29	1,589,324
500,000	CT St, Ser A	4.00%	01/15/36	517,150
10,000,000	CT St, Ser A	4.00%	01/15/37	10,327,137
3,125,000	CT St, Ser A	4.00%	04/15/37	3,238,027
4,625,000	CT St, Ser A	4.00%	04/15/38	4,785,102
790,000	CT St, Ser B	5.00%	03/01/26	807,019
2,295,000	CT St, Ser D, BAM	4.00%	08/15/31	2,407,549
905,000	CT St, Ser E	5.00%	10/15/33	979,627
560,000	CT St, Ser E	4.00%	10/15/35	580,651
700,000	CT St, Ser F	5.00%	11/15/34	746,799
625,000	Hamden CT, BAM	6.00%	08/15/33	723,401
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (b)	5.00%	04/01/39	530,544
500,000	Univ of Connecticut CT, Ser A	5.00%	03/15/28	541,068
1,970,000	Univ of Connecticut CT, Ser A	5.00%	01/15/29	2,149,201
1,250,000	Univ of Connecticut CT, Ser A	5.00%	11/01/32	1,387,185
3,820,000	Univ of Connecticut CT, Ser A	5.00%	11/01/34	4,223,438
1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	1,655,204
4,000,000	Univ of Connecticut CT, Ser A	5.00%	02/15/39	4,416,942
				65,914,453
	Delaware – 0.5%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	351,902
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlthcare Sys Oblig Grp, Ser A	5.00%	10/01/36	4,894,900
4,000,000	Delaware River & Bay Auth De Rev, Ser A	5.00%	01/01/42	4,075,683
2,324,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (b)	5.00%	07/01/28	2,379,066
				11,701,551
	District of Columbia – 0.1%
1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	1,093,961
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	978,403
				2,072,364
	Florida – 8.2%
500,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	491,049
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	886,319
545,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	518,332
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	4.13%	05/01/27	$991,100
50,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Acdmy & Cornerstone Chrt High Sch	5.50%	10/01/22	50,616
1,250,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area 1	4.00%	05/01/51	1,097,872
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	301,647
185,000	Brookstone CDD FL Spl Assmnt Rev CDD (d)	3.88%	11/01/23	184,880
2,305,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/31	2,510,440
1,350,000	Broward Cnty FL Port Facs Rev Ref Subord Bond, Ser D, AMT	5.00%	09/01/27	1,493,679
2,830,000	Centrl FL Expressway Auth Sr Lien Rev Ref Sr Lien	4.00%	07/01/41	2,894,920
2,000,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	2,011,926
2,500,000	Collier Cnty FL Eductnl Facs Auth Rev Eductnl Facs Hodges Univ Inc	6.13%	11/01/43	2,638,863
500,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	485,142
1,000,000	Cross Creek N CDD FL Spl Assmnt	4.50%	05/01/52	945,541
515,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	491,275
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	881,201
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/52	876,961
250,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	232,017
1,250,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	3.40%	11/01/41	1,025,576
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,042,099
4,500,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Green Bond Brightline Passenger Rail Remk, Ser B, AMT (b)	7.38%	01/01/49	4,609,545
200,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	200,371
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	153,105
310,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/35	289,758
450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	398,661
750,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/55	623,839
725,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/37	751,304
825,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/38	853,578
1,615,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/39	1,668,327
1,900,000	Fort Myers FL Util Rev Ref Rev, Ser A	4.00%	10/01/44	1,944,978
7,350,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Priority, Subser A, AMT	5.00%	10/01/42	7,754,706
6,750,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev, Ser A, AMT	5.00%	10/01/44	7,249,302
1,000,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	923,292
280,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	281,532
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	386,952
8,600,000	Hillsborough Cnty FL Indl Devauth Hlth Sys Rev Ref Baycare Hlth Sys, Ser B (a)	0.32%	11/01/38	8,600,000
495,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/25	523,951
545,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/27	588,879
1,150,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/28	1,251,097
2,970,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	4.00%	10/01/35	2,979,807

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$2,860,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/35	$3,089,390
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	127,859
1,000,000	Jacksonville FL Hlthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,092,941
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	4,039,693
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,100,539
760,000	Jacksonville FL Spl Rev Ref, Ser A	5.00%	10/01/25	819,247
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	3,061,724
750,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	762,193
480,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/37	492,743
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/38	510,690
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/39	508,129
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,308,058
155,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	4.50%	05/01/26	163,267
755,000	Lee Cnty FL Indl Dev Auth Cypress Cove Healthpark FL Inc Memory Care Proj	4.00%	10/01/24	777,468
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	1,077,441
1,500,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/44	1,605,706
1,325,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,325,000
400,000	Miami FL Spl Oblg Prerefunded Ref (b)	5.00%	03/01/30	407,954
1,265,000	Miami FL Spl Oblg Ref Street & Sidewalk Impt Prog, Ser A, AGM (b)	5.00%	01/01/35	1,402,719
100,000	Miami FL Spl Oblg Unrefunded Ref (b)	5.00%	03/01/30	102,387
190,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	191,173
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	285,036
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	2,093,756
1,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A	4.00%	10/01/34	1,016,768
1,015,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	1,029,273
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,096,879
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/25	458,122
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	567,116
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,239,379
2,430,000	Miami-Dade Cnty FL Remk, Ser A	5.00%	07/01/43	2,656,517
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,175,875
2,500,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,589,816
2,130,000	Miami-Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	2,179,951
6,000,000	Miami-Dade Cnty FL Wtr & Swr Rev, Ser B	4.00%	10/01/44	6,060,091
335,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	333,577
800,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	779,679
225,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	222,446
780,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AGM	4.00%	10/01/41	778,519
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	370,769
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	710,280
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	359,000
6,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	6,491,222
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,159,448
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	$877,539
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,063,683
800,000	Palm Beach Cnty FL Hlth Facs Auth Hosp Rev Baptist Hlth S FL Oblig Grp	5.00%	08/15/23	827,686
200,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/32	229,960
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	785,598
1,645,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/36	1,858,288
6,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (b)	5.88%	01/01/33	6,926,351
125,000	Rhodine Road N CDD FL Spl Assmnt	3.50%	05/01/24	124,768
815,000	Rhodine Road N CDD FL Spl Assmnt	4.50%	05/01/40	802,873
350,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	3.25%	05/01/27	335,006
405,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	394,490
205,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/31	197,683
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	465,271
3,175,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	2,832,067
10,000,000	Saint Lucie Cnty FL Sol Wst Disp Ref FL Pwr & Light Co Pj (a)	0.76%	05/01/24	10,000,000
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (b)	4.13%	06/15/39	321,650
1,745,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,628,333
3,500,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	3,179,935
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (b)	5.00%	03/01/30	2,327,485
310,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	4.00%	11/01/24	310,421
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	2,867,545
1,315,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	1,161,282
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	527,661
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,581,182
125,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/27	137,561
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	134,572
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	223,544
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	278,489
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	277,717
455,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/35	504,117
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	403,158
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	301,856
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	255,412
5,035,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/45	5,471,997
1,000,000	Tern Bay CDD FL Spl Assmnt	3.13%	06/15/27	956,940
1,250,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	1,138,418
135,000	Timber Creek CDD FL Spl Assmnt Rev (d)	4.13%	11/01/24	135,443
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	103,499
110,000	Villamar CDD FL Spl Assmnt (c)	3.75%	05/01/24	109,760
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	71,831
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	509,328
1,250,000	W Vlgs FL Impt Dist Spl Assmt Rev Unit of Dev #7	4.00%	05/01/51	1,108,818
835,000	Westside FL CDD Spl Assmnt Rev Ref (b)	4.10%	05/01/37	796,228
310,000	WildBlue CDD FL Spl Assmnt (b)	3.50%	06/15/24	308,558
				178,558,282

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia – 3.6%
$1,040,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/32	$1,187,695
1,090,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/33	1,242,124
1,145,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/34	1,302,847
2,500,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser C	5.00%	07/01/37	2,755,438
9,040,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/38	8,969,858
650,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	706,091
3,100,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser A	5.00%	11/01/41	3,394,811
4,400,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	4.00%	11/01/37	4,506,700
625,000	De Kalb GA Priv Hosp Auth Children’s Hlthcare of Atlanta, Ser B	4.00%	07/01/37	635,856
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	521,114
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	364,348
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	414,263
10,000,000	Floyd Cnty GA Dev Auth Var Ref GA Pwr Company Plt Hammond Remk (a)	0.54%	07/01/22	10,000,000
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Hlthcare of Atlanta, Ser C	5.00%	07/01/35	1,106,977
3,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	3,926,997
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	832,292
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	986,516
2,525,000	GA St Hsg & Fin Auth Rev SF Mtge, Ser C	3.25%	12/01/33	2,442,310
5,000,000	GA St, Ser A-2	4.00%	02/01/36	5,199,567
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	43,118
5,800,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	4.00%	02/15/39	5,830,549
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	237,900
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	903,487
1,000,000	Glynn-Brunswick GA Memorial Hosp Auth Anticipation Ctfs SE GA Hlth Sys Proj	5.00%	08/01/47	1,059,408
985,000	Glynn-Brunswick GA Memorial Hosp Auth Ref Rev Anticipation Ctfs SE GA Hlth Sys Proj	4.00%	08/01/37	986,956
1,750,000	Madison Cnty GA Sch Dist Ref Capital Impt Proj, COPS	4.00%	05/01/32	1,822,493
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	181,423
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,061,592
2,630,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	2,828,599
2,850,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 11/01/27) (b)	4.00%	08/01/52	2,843,020
3,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 12/01/28)	4.00%	05/01/52	3,566,848
1,000,000	Muni Elec Auth of GA Plant Vogtle Units 3 & 4 Proj M Bonds, Ser A	5.00%	01/01/56	1,067,007
350,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/39	353,206
320,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/40	322,444
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	566,148
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,233,028
500,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	524,693
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$2,865,000	S Regl GA Jt Dev Auth Rev Ref Valdosta St Univ VSU ASRE GA Reade Hopper LLC	5.00%	08/01/35	$3,180,223
				79,107,946
	Guam – 0.4%
2,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	2,163,197
5,000,000	Guam Intl Arpt Auth Prerefunded Gen, Sec C, AGM, AMT	6.13%	10/01/43	5,259,220
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	321,989
				7,744,406
	Hawaii – 0.4%
4,980,000	HI St, Ser FG	4.00%	10/01/33	5,208,603
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,540,846
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser A	4.00%	07/01/42	2,078,822
				9,828,271
	Idaho – 0.1%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,058,026
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	501,479
				1,559,505
	Illinois – 2.5%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,239,525
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,118,465
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,116,665
1,500,000	Boone McHenry & DeKalb Cntys IL Cmnty Unit Sch Dist #100 Ref, Ser B	4.00%	01/01/27	1,580,285
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(e)	12/01/22	128,199
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	528,343
500,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/33	527,435
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	320,506
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	637,967
400,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	413,558
450,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	472,864
185,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	190,610
1,155,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,188,323
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	542,735
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	523,825
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	680,303
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	282,072
145,000	Chicago IL Ref, Ser C, CABS	(e)	01/01/24	136,737
125,000	Chicago IL Ref, Ser C, CABS	(e)	01/01/25	113,101
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,189,334
1,530,000	Cook Cnty IL Sch Dist #69 Skokie Ref	4.00%	12/01/33	1,593,920
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,507,658
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	522,368
170,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	172,191
305,000	IL St	5.00%	05/01/23	312,271
240,000	IL St	5.00%	05/01/24	249,683
125,000	IL St	5.00%	06/01/27	133,079

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$325,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	$364,579
850,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	952,287
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	1,085,511
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	335,370
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A	5.00%	09/01/39	1,058,713
500,000	IL St Fin Auth Rev Loc Govt Prog E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	561,004
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	901,509
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	36,892
1,010,000	IL St Fin Auth Rev Sthrn IL Hlthcare, Ser A	5.00%	03/01/47	1,088,034
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	521,100
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	97,790
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	477,113
320,000	IL St Ref	4.00%	08/01/25	321,741
115,000	IL St Ref, Ser B	5.00%	10/01/24	120,379
100,000	IL St Sales Tax Rev Ref Junior Oblig Build IL Bonds, Ser C	5.00%	06/15/29	108,392
510,000	IL St, Ser A	4.00%	01/01/25	510,863
1,500,000	IL St, Ser A	5.00%	12/01/26	1,609,462
2,000,000	IL St, Ser B	4.00%	12/01/37	1,895,806
6,200,000	IL St, Ser C	5.00%	11/01/29	6,623,000
1,250,000	IL St, Ser D	5.00%	11/01/23	1,291,633
1,005,000	IL St, Ser D	5.00%	11/01/24	1,053,207
325,000	IL St, Ser D	5.00%	11/01/26	348,464
1,500,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (b)	4.82%	01/01/41	1,292,188
500,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/28	524,750
1,850,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/32	1,906,474
3,635,000	Morton Grove-Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	4,018,875
405,000	Peoria IL Ref, Ser C, AGM	4.00%	01/01/33	419,172
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,081,831
145,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/26	155,442
690,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/27	737,858
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	706,470
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	115,244
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	131,893
1,560,000	Woodford McLean & Livingston Cntys IL Cmnty United Sch Dist, Ser B, BAM	4.00%	11/01/36	1,620,255
				53,495,323
	Indiana – 1.9%
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	2,078,094
1,425,000	Carmel IN Loc Pub Impt Bond Bank Spl Prog Wtrwks	5.00%	06/01/26	1,545,241
5,820,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/36	6,157,004
6,050,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/37	6,378,419
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (b)	5.30%	01/01/32	231,237
930,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	940,670
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,340,437
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$700,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (d)	5.25%	07/01/28	$723,367
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (d)	5.88%	07/01/38	1,040,991
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	483,403
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	57,987
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	536,410
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	297,165
6,000,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	6,376,462
5,000,000	IN St Muni Pwr Agy, Ser A	4.00%	01/01/39	5,207,553
800,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Cityway 1 Proj, Ser B	5.00%	02/01/34	830,467
550,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/30	584,537
450,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/31	477,057
400,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/32	422,213
500,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/33	526,916
1,700,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,512,278
1,025,000	Westfield Washington IN Multi Sch Bldg Corp Rev	4.00%	07/15/31	1,091,134
765,000	Westfield Washington IN Multi Sch Bldg Corp Rev	4.00%	07/15/33	804,439
600,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/31	633,400
330,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/33	346,451
700,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/35	733,413
				41,356,745
	Iowa – 1.0%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,114,014
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	801,194
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,486,942
2,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	2,054,402
13,190,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	13,924,712
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	5.00%	06/01/32	219,855
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/35	303,906
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	201,471
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	301,661
				21,408,157
	Kansas – 0.9%
1,275,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,197,968
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	4,715,544
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,348,163
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,597,655
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	527,639
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	657,338
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	602,725
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	519,609
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	544,807
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	622,040
1,045,000	Lenexa KS Hlthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,103,876

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas (Continued)
$2,800,000	Sedgwick Cnty KS Unif Sch Dist #260 Ref & Sch Bldg, Ser B	4.00%	10/01/38	$2,909,679
475,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	501,119
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (b)	5.75%	09/01/39	1,978,235
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	5.00%	09/01/32	167,063
				18,993,460
	Kentucky – 2.3%
6,025,000	Berea KY Eductnl Facs Rev Var Berea Clg Proj, Ser A (a)	0.70%	06/01/32	6,025,000
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,445,431
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,067,341
500,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/39	492,648
1,260,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/40	1,239,160
3,755,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/38	4,245,791
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/49	3,900,372
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	161,166
275,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/36	300,559
3,000,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/41	3,262,039
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, NATL-RE	(e)	10/01/25	142,827
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	607,084
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	795,085
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	973,821
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	303,087
5,620,000	KY St Office Building Proj, Ser A, COPS	5.00%	04/15/38	6,146,319
3,000,000	KY St Property & Bldgs Commn Revs Proj #106, Ser A	5.00%	10/01/31	3,117,057
5,395,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	5,505,828
450,000	KY St Pub Energy Auth Gas Sply Rev, Ser A (Mandatory put 04/01/24)	4.00%	04/01/48	456,464
1,580,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	1,602,948
440,000	KY St Univ Proj, COPS, BAM	4.00%	11/01/46	445,510
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	5.00%	10/01/38	1,116,808
500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/40	500,203
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	3,612,154
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/31	598,825
45,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	46,184
				49,109,711
	Louisiana – 1.0%
1,260,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/35	1,334,668
1,520,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/36	1,608,416
2,530,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/38	2,670,648
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	$1,085,522
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	273,869
1,135,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev City of Gretna Pub Impt Bonds	4.00%	02/01/38	1,181,325
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,853,556
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	392,352
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	803,293
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	801,228
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	211,826
1,160,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	1,205,015
1,305,000	New Orleans LA Wtr Rev	5.00%	12/01/34	1,415,344
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,118,949
1,500,000	Saint Charles Parish LA Gulf Zone Opportunity Zone Rev Valero Energy Corp Conv (Mandatory put 06/01/22)	4.00%	12/01/40	1,502,362
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	697,417
700,000	Shreveport LA Wtr & Swr Rev, Ser A, AGM	4.00%	12/01/41	719,966
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,748,990
2,000,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/33	2,183,917
				22,808,663
	Maine – 0.0%
1,000,000	ME St Fin Auth Green Bond Go Lab Madison, LLC Proj, AMT (b)	8.00%	12/01/51	810,242
	Maryland – 0.9%
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	588,445
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	675,946
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	631,310
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	719,574
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	680,244
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	729,264
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,180,091
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,029,596
100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.75%	06/01/24	98,390
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.80%	06/01/25	122,073
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.85%	06/01/26	130,890
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	1,041,617
325,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/25	338,956
550,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/36	567,568
500,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	484,885
1,650,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	5.00%	07/01/55	1,722,426
600,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	609,046
2,490,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,691,886
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlthcare Oblig Grp, Ser A	5.50%	01/01/26	537,495
555,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Adventist Hlthcare	4.00%	01/01/27	569,525
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/30	879,182
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/32	1,093,961

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	$247,785
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	222,517
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	708,761
790,000	MD St Ref, Ser B	5.00%	08/01/24	836,652
				19,138,085
	Massachusetts – 1.0%
925,000	Ludlow MA	4.00%	02/01/32	961,552
960,000	Ludlow MA	4.00%	02/01/33	994,467
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,294,003
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (b)	5.00%	11/15/28	272,241
2,000,000	MA St Port Auth Spl Facs Rev Ref Bosfuel Proj, Ser A, AMT	5.00%	07/01/33	2,166,177
10,757,000	Pittsfield MA, BANS	2.00%	02/24/23	10,753,429
4,325,000	Worcester MA, AGM	4.00%	02/01/35	4,523,699
				21,965,568
	Michigan – 3.3%
240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	250,792
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	522,377
250,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/30	265,343
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/32	156,993
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	161,361
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	103,675
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	155,276
525,000	Grand Rapids MI Santn Swr Sys Rev Ref	5.00%	01/01/45	576,280
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Hlthcare Oblig Grp, Ser A	5.00%	07/01/44	795,466
1,510,000	Grand Traverse Cnty MI Hosp Fin Auth Ref Munson Hlthcare Oblig Grp	5.00%	07/01/34	1,696,181
1,125,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,233,119
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	560,151
1,000,000	Marquette MI Brd of Light & Pwr Elec Util Sys Rev Ref, Ser A	5.00%	07/01/29	1,092,797
1,915,000	Mattawan MI Consol Sch Dist, Ser I	5.00%	05/01/31	2,055,801
1,225,000	MI St Bldg Auth Rev Ref, Ser I	5.00%	10/15/30	1,339,366
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	908,343
325,000	MI St Fin Auth Rev Loc Govt Loan Prog Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	348,862
2,000,000	MI St Fin Auth Rev Multi Modal McLaren Hlthcare, Ser A	4.00%	02/15/50	1,945,631
375,000	MI St Fin Auth Rev Prerefunded Che Trinity Hlth Credit Grp Ref, Ser 2013-5	4.00%	12/01/40	406,804
2,460,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,580,656
750,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	5.00%	08/01/32	785,548
1,070,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/33	1,211,775
2,155,000	MI St Fin Auth Rev Ref Che Trinity Hlth Credit Grp Remk, Ser 2013-4	5.00%	12/01/39	2,341,546
4,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	4,084,231
2,565,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,584,838
7,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	8,511,092
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$2,500,000	MI St Fin Auth Rev Ref Hosp Trinity Hlth Credit Grp, Ser A-MI	5.00%	12/01/47	$2,547,789
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,059,047
5,500,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/29	5,741,436
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog, Ser F1	3.80%	10/01/22	501,991
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog, Ser F1	3.88%	10/01/23	125,661
145,000	MI St Fin Auth Rev Ref Trinity Hlth Corp, Ser 2016MI	5.00%	12/01/33	155,729
1,000,000	MI St Hosp Fin Auth Ref Ascension Hlth Sr Cr Grp Remk, Ser F-4	5.00%	11/15/47	1,091,745
565,000	MI St Hosp Fin Auth Ref Ascension Sr Credit Remk, Ser F7	5.00%	11/15/47	604,132
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	5.00%	02/15/34	1,113,919
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	4.00%	02/15/44	996,637
12,575,000	MI St Univ Revs Ref, Ser C	4.00%	02/15/44	12,532,709
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	737,764
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,163,704
1,350,000	Walled Lake MI Consol Sch Dist	5.00%	05/01/38	1,530,842
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	2,977,474
1,445,000	Wayne Cnty MI Arpt Auth Rev, Ser B, AMT	5.00%	12/01/36	1,582,705
				72,137,588
	Minnesota – 0.3%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	406,397
580,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	616,590
500,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	529,833
3,420,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/33	3,618,761
500,000	Saint Paul Park MN Sr Hsg & Hlthcare Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	495,767
400,000	Saint Paul Park MN Sr Hsg & Hlthcare Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	395,438
				6,062,786
	Mississippi – 0.3%
2,000,000	MS St, Ser A	5.00%	11/01/33	2,210,562
985,000	MS St, Ser B	5.00%	12/01/32	1,090,294
1,000,000	MS St, Ser C	4.00%	10/01/39	1,024,991
500,000	W Rankin MS Util Auth Rev, AGM	5.00%	01/01/32	532,441
1,215,000	W Rankin MS Util Auth Rev, AGM	5.00%	01/01/33	1,293,832
				6,152,120
	Missouri – 1.0%
285,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/30	301,283
300,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/31	316,088
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	223,859
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	744,158
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth Sys	5.00%	02/15/26	1,736,579
2,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intrnl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/46	2,108,416
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	227,927
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	429,460
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	1,017,999
3,000,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Ref, Ser A	5.00%	12/01/40	3,207,725

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$440,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/36	$444,730
410,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/41	408,344
1,200,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Coxhealth, Ser A	5.00%	11/15/32	1,288,983
750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	829,850
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	705,662
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	162,592
245,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/25	253,130
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/27	1,018,571
650,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	660,990
1,960,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/29	1,986,535
2,120,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/31	2,132,351
1,105,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	1,103,178
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,122,626
				22,431,036
	Montana – 0.5%
1,080,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/35	1,085,250
2,395,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/40	2,366,501
770,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/31	876,497
1,105,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/32	1,255,363
1,165,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser B	5.00%	07/01/33	1,320,850
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	785,433
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	142,079
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	2,016,093
				9,848,066
	Nebraska – 0.4%
1,745,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,762,201
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	308,393
5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	6,431,302
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	538,242
				9,040,138
	Nevada – 0.4%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	810,539
1,685,000	Clark Cnty NV Detention Ctr	4.00%	06/01/35	1,772,151
870,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	881,524
275,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A, BAM	5.00%	06/15/30	302,599
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.25%	06/01/27	230,288
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.50%	06/01/28	228,669
385,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	385,643
120,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	120,445
140,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	141,341
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$175,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	$176,397
245,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	245,703
335,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A (b)	5.00%	07/15/27	351,728
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	329,205
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	1,040,135
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	299,738
825,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (b)	2.50%	06/15/24	810,770
				8,126,875
	New Hampshire – 0.2%
1,000,000	Natl Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj, Ser A-1, AMT (Mandatory put 07/01/24)	2.15%	09/01/25	976,794
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	2,998,907
				3,975,701
	New Jersey – 2.0%
2,155,000	NJ St COVID-19 Go Emergency Bonds, Ser A	5.00%	06/01/27	2,358,400
1,500,000	NJ St COVID-19 Go Emergency Bonds, Ser A	5.00%	06/01/29	1,677,414
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref, Subser A, BAM	5.00%	07/01/28	491,067
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	515,881
5,000,000	NJ St Econ Dev Auth Rev NJ Transit Transprtn Proj, Ser A	5.00%	11/01/44	5,248,615
350,000	NJ St Econ Dev Auth Rev Self Designated Social Bonds, Ser QQQ	4.00%	06/15/35	345,538
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	523,343
1,000,000	NJ St Hlthcare Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,049,047
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(e)	12/15/25	1,144,557
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/28	177,860
1,750,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,918,263
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/26	3,289,758
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	543,209
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/34	1,072,788
400,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	4.00%	06/15/27	401,263
2,615,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser A, AGM	5.25%	12/15/22	2,671,285
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,457,412
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	110,672
220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	238,471
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,076,375
2,465,000	NJ St Turnpike Auth Turnpike Rev Ref, Ser G	4.00%	01/01/43	2,472,898
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	538,218
1,850,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/37	1,970,694
5,505,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.25%	06/01/46	5,882,027
6,010,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	6,275,182
				43,450,237
	New Mexico – 0.5%
325,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/32	346,836
500,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/35	531,300
400,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/36	424,602
265,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/31	306,621
185,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/32	213,635

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Mexico (Continued)
$290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	$334,208
1,500,000	Farmington NM Poll Control Rev Ref Pub Svc NM San Juan Remk, Ser E (Mandatory put 06/01/24)	1.15%	06/01/40	1,438,298
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	583,465
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	386,689
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	308,954
300,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	299,137
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	228,951
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	238,564
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	247,919
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	257,168
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	366,701
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	924,534
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/33	1,007,019
1,360,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/34	1,367,563
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	541,883
				10,354,047
	New York – 5.5%
460,000	Buffalo NY Muni Wtr Fin Auth, Ser A, AGM	4.00%	07/01/49	469,898
715,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/40	706,492
175,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/38	196,425
500,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	502,793
5,000,000	Met Transprtn Auth NY Rev Green Bond Grp 1 Cr, Ser C, AGM	5.00%	11/15/40	5,434,526
2,150,000	Met Transprtn Auth NY Rev Ref Transprtn, Subser C-1	5.00%	11/15/34	2,252,839
4,000,000	Met Transprtn Auth NY Rev Transprtn, Subser D-1	5.00%	11/15/39	4,144,189
8,200,000	Met Transprtn Auth NY Rev, Ser B-1, BANS	5.00%	05/15/22	8,209,322
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	868,497
750,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Sec CC-1	4.00%	06/15/42	751,835
2,500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser BB-1	5.00%	06/15/49	2,731,716
3,550,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Ser DD-1	4.00%	06/15/37	3,619,243
915,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution Fiscal 2018, Ser FF	5.00%	06/15/39	996,780
4,285,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,473,029
2,450,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Subord, Subser FF-2	4.00%	06/15/41	2,456,852
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,062,960
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,607,615
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/36	1,458,460
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/40	5,830,252
13,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/39	13,100,490
3,605,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/43	3,581,606
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$2,055,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-3	4.00%	05/01/43	$2,041,862
10,400,000	NY NY Adj Fiscal 2020, Subser B-3 (a)	0.64%	10/01/46	10,400,000
415,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/37	418,414
5,690,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/40	5,706,818
1,015,000	NY NY, Subser F-1	5.00%	04/01/36	1,104,059
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (b)	5.00%	12/01/25	323,233
475,000	NY St Dorm Auth Revs Non St Supported Debt, Ser A, AGM	4.00%	10/01/35	505,919
8,020,000	NY St Dorm Auth Sales Tax Rev Ref Sales & Use Tax, Ser C Bid Grp 3	5.00%	03/15/36	8,723,571
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	3,054,318
2,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	1,973,235
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,881,671
200,000	NY St Urban Dev Corp Rev Ref St Personal Income Tax Rev, Ser C	5.00%	03/15/44	219,868
2,000,000	Onondaga Cnty NY Trust Cultural Res Rev Ref Syracuse Univ Proj	5.00%	12/01/39	2,216,348
500,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	517,873
465,000	Port Auth of NY & NJ NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	484,348
5,000,000	Port Auth of NY & NJ NY Ref Consol, Ser 198	5.25%	11/15/56	5,350,681
700,000	Suffolk NY Tobacco Asset Securitization Corp Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Sr Bonds, Ser A-2	4.00%	06/01/50	679,272
8,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo, Subser B	5.00%	06/01/45	8,103,393
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	391,912
				119,552,614
	North Carolina – 1.1%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	286,919
375,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/30	434,861
930,000	Charlotte NC Ref, Ser C, COPS	4.00%	06/01/36	968,164
575,000	Charlotte-Mecklenburg NC Hosp Auth Hlthcare Sys Rev Ref Carolinas Hlthcare Sys, Ser A	5.00%	01/15/34	617,498
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	817,958
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,450,425
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,076,939
400,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/28	439,745
775,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/29	860,815
900,000	NC St Capital Facs Fin Agy Stdt Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	960,657
1,270,000	NC St Med Care Commn Hlthcare Facs Rev the Presbyterian Homes Oblig Grp, Ser A	5.00%	10/01/45	1,333,058
1,500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/50	1,484,215
630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/29	671,535
470,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/32	500,987
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	799,447

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	$532,965
3,000,000	NC St Turnpike Auth Ref Sr Lien, AGM	5.00%	01/01/38	3,341,391
5,715,000	NC St Turnpike Auth Sr Lien Triangle Expressway Sys, AGM	5.00%	01/01/49	6,287,519
				22,865,098
	North Dakota – 0.0%
500,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth Sys Ref	4.00%	12/01/36	499,269
	Ohio – 3.8%
750,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/35	742,643
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	889,011
2,600,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/42	2,788,361
1,500,000	American Muni Pwr OH Inc OH Rev Ref Fremont Energy Ctr Proj, Ser A	4.00%	02/15/36	1,551,758
500,000	American Muni Pwr OH Inc OH Rev Ref Fremont Energy Ctr Proj, Ser A	4.00%	02/15/37	512,618
5,000,000	American Muni Pwr OH Inc OH Rev Ref Prairie St Energy Cmps Proj, Ser A	4.00%	02/15/36	5,155,436
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	102,177
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	198,910
1,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	977,907
1,850,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	1,802,970
4,900,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	4,772,843
135,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/30	148,166
1,500,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	1,642,290
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/32	1,093,796
370,000	Butler Cnty OH Port Auth Econdev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	380,421
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,030,164
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref, Ser A, AGM	5.00%	11/15/24	85,077
1,000,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	4.00%	11/15/35	1,054,195
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref, Ser A, AGM	5.00%	11/15/24	446,089
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,335,789
1,485,000	Cuyahoga Falls OH City Sch Dist, BAM	4.00%	12/01/51	1,532,459
5,000,000	Gallia Cnty OH Hosp Facs Rev Ref & Impt Holzer Hlth Sys Oblig Grp, Ser A	8.00%	07/01/42	5,051,484
700,000	Hamilton Cnty OH Hlthcare Facs Rev Christ Hosp Proj	5.25%	06/01/27	702,205
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	350,931
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	282,439
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	428,467
2,100,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	2,025,352
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	1,045,616
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	1,059,797
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,102,231
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,296,743
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$575,000	Miamisburg OH City Sch Dist Ref	5.00%	12/01/35	$624,646
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	401,717
760,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	756,531
600,000	NE OH Med Univ Gen Recpts Ref, Ser A	4.00%	12/01/35	604,949
5,250,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (b)	5.00%	07/01/49	5,172,912
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	970,441
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,071,670
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,061,915
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,111,635
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	1,052,673
700,000	OH St Hgr Eductnl Fac Commn Ref Univ of Dayton 2020 Proj	5.00%	02/01/35	773,066
2,700,000	OH St Hosp Rev Ref Univ Hosps Hlth Sys Inc, Ser E	4.00%	01/15/38	2,711,609
2,455,000	OH St Hosp Rev Ref Univ Hosps Hlth Sys Inc, Ser E	4.00%	01/15/40	2,444,656
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	165,314
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	355,096
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	502,428
2,000,000	OH St Spl Oblig, Ser A-2	5.00%	04/01/30	2,129,470
500,000	OH St Wtr Dev Auth Wtr Poll Control Rev, Ser B	5.00%	12/01/26	553,905
2,500,000	OH St, Ser T	5.00%	05/01/32	2,762,569
6,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	6,898,727
550,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/39	574,705
500,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/40	521,630
2,000,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (b)	6.50%	12/01/30	1,906,493
1,800,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (b)	7.00%	12/01/42	1,662,083
				81,379,185
	Oklahoma – 0.8%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	827,996
6,000,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (b)	7.25%	09/01/51	6,358,955
500,000	OK St Wtr Res Brd Revolving Fund Rev 2019 Master Trust	4.00%	04/01/33	531,954
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	3,013,184
1,040,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/47	1,096,198
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,070,185
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,087,475
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,067,259
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	269,832
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,124,739
				16,447,777
	Oregon – 1.7%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	508,140
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	170,816

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon (Continued)
$250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	$257,416
3,000,000	Marion & Polk Cntys OR Sch Dist #24J Salem, Ser C	4.00%	06/15/37	3,124,311
1,500,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/35	1,672,939
1,000,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/36	1,112,505
1,080,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/45	1,178,288
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,404,712
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,234,034
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,169,655
500,000	Oregon City OR	4.00%	06/01/37	521,620
1,060,000	Oregon City OR	4.00%	06/01/38	1,104,360
2,450,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/37	2,646,911
2,350,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	2,491,017
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,667,260
725,000	Tri-Cnty OR Met Transprtn Dist, Ser A	4.00%	09/01/39	747,745
7,975,000	Tri-Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/31	8,920,986
1,000,000	Yamhill Cnty OR Hosp Auth Ref Friendsview, Ser A	5.00%	11/15/46	943,342
				35,876,057
	Pennsylvania – 7.3%
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,640,787
1,200,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/32	1,334,545
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	559,899
2,300,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,327,760
1,095,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/37	1,103,765
7,070,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	7,115,630
1,075,000	Allegheny Vly PA Jt Sewage Auth Green Bond, BAM	4.00%	08/01/47	1,077,028
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	1,022,903
1,055,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/36	1,084,306
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	513,255
460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	484,420
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	737,171
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	1,041,835
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,258,703
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	440,512
765,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	796,593
2,000,000	Cmwlth Fing Auth PA Ref of 2020, Ser A, BAM	5.00%	06/01/31	2,263,817
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/25	1,060,706
410,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/26	440,990
500,000	Colonial PA Sch Dist	5.00%	02/15/36	529,870
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	321,616
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	283,188
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	311,989
2,910,000	Cumberland Cnty PA Muni Auth Penn St Hlth	4.00%	11/01/35	2,931,693
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$50,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	$53,178
105,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	111,673
145,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	151,149
65,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	69,131
285,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	303,112
350,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	362,943
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,216,573
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,051,781
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,755,868
490,000	Dauphin Cnty PA Gen Auth Hlth sys Rev Ref Pinnacle Hlth Sys Proj, Ser A	5.00%	06/01/29	525,091
280,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/34	291,353
390,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/35	404,566
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,208,034
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	109,746
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	126,009
245,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/34	268,153
290,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/35	317,087
1,910,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/27	2,040,421
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	762,465
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	820,453
760,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/31	806,366
1,110,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/32	1,159,403
515,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/33	537,009
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,751,741
930,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/35	962,494
655,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/36	673,195
480,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	506,714
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,148,892
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/38	1,086,072
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/39	1,082,360
1,700,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/41	1,828,062
2,950,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/46	3,137,174
750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	731,014
860,000	Lancaster PA Swr Auth Ref	4.00%	04/01/30	919,075
750,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	638,636
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	1,999,193
405,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/29	426,887
420,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/30	441,766
1,550,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/36	1,588,869
1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	1,109,500
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	311,056
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	569,161
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	627,133

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	$1,009,455
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	1,008,070
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/44	1,972,859
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	50,064
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	517,357
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	104,298
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	208,112
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	622,472
140,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	147,031
225,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	238,359
540,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	567,467
1,800,000	Northampton Cnty PA Gen Purp Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	1,944,602
500,000	PA St 2nd, Ser CR, AGM	4.00%	09/15/31	523,826
50,000	PA St Econ Dev Fin Auth Rev UPMC Rev, Ser B	4.00%	03/15/40	50,040
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,060,733
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,170,641
2,810,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	2,781,465
1,105,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 125B, AMT	3.70%	10/01/47	1,104,205
5,410,000	PA St Hsg Fin Agy SF Mtge Rev, Ser 127B	3.55%	10/01/33	5,418,716
565,000	PA St Turnpike Commn Turnpike Rev Conv Cap Apprec, Subser E	6.38%	12/01/38	656,166
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,053,339
4,940,000	PA St Turnpike Commn Turnpike Rev Ref Sub Mtr License Fund, 2nd Ser	5.00%	12/01/41	5,389,952
2,500,000	PA St Turnpike Commn Turnpike Rev Ref, Subser B	5.00%	06/01/36	2,676,069
3,950,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A	4.00%	12/01/44	3,811,346
4,500,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A	4.00%	12/01/46	4,295,392
550,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	589,099
200,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/34	208,663
300,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/35	312,601
600,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/36	624,554
1,085,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/37	1,083,629
750,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/40	737,298
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	639,684
375,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	381,415
2,250,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	1,987,999
1,000,000	Philadelphia PA Auth for Indl Dev City Svc Agreement Rev	5.00%	05/01/35	1,103,407
1,000,000	Philadelphia PA Auth for Indl Dev City Svc Agreement Rev, BAM	5.00%	05/01/30	1,110,978
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	311,890
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,736,145
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,092,243
455,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/32	496,378
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	$2,178,412
5,235,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	5,655,870
1,400,000	Philadelphia PA Gas Wks Rev Ref Sixteenth, Ser B, AGM	4.00%	08/01/39	1,413,650
1,200,000	Philadelphia PA Gas Wks Rev Sixteenth, Ser A, AGM	4.00%	08/01/45	1,178,033
3,355,000	Philadelphia PA Ref, AGM	5.00%	08/01/30	3,727,049
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	546,338
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	554,157
225,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	249,371
750,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	787,764
1,250,000	Philadelphia PA Sch Dist, Ser A	5.00%	09/01/38	1,367,000
500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/36	564,433
1,500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/45	1,656,809
100,000	Philadelphia PA, Ser B	5.00%	02/01/28	111,388
2,245,000	Philadelphia PA, Ser B	5.00%	02/01/36	2,504,610
1,275,000	Philadelphia PA, Ser B	5.00%	02/01/39	1,416,183
3,260,000	Philadelphia PA, Ser B, BAM	5.00%	02/01/34	3,706,180
2,235,000	Pittsburgh PA Sch Dist, Ser A	4.00%	09/01/38	2,295,076
1,885,000	Pittsburgh PA Sch Dist, Ser A, AGM	4.00%	09/01/34	1,959,343
310,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/31	352,066
300,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/32	340,017
400,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/33	452,478
205,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/34	231,563
300,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/34	313,195
325,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/35	337,714
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	242,305
1,835,000	Scranton PA Sch Dist	4.00%	12/01/42	1,863,414
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	421,279
390,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/31	414,414
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/34	259,223
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	309,847
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/36	256,526
200,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/39	205,026
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/40	307,087
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/42	305,157
245,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/43	248,679
105,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/28	108,912
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	139,887
215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	218,065
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,094,706
				158,764,784
	Puerto Rico – 0.7%
9,023,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	9,253,424
429,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/27	366,949
3,092,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/29	2,474,686
2,753,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(e)	07/01/31	2,046,486

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico (Continued)
$963,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2 Converted	4.33%	07/01/40	$954,461
				15,096,006
	Rhode Island – 0.2%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	166,761
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	352,358
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	251,278
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,207,582
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,556,095
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,795,117
				5,329,191
	South Carolina – 0.5%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	2,245,524
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,045,239
25,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	24,932
1,310,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,327,445
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	1,006,606
1,075,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	1,017,274
1,000,000	SC St Jobs Econ Dev Auth Eductnl Facs Rev Ref Green Chrt Schs Proj, Ser A (b)	4.00%	06/01/36	931,456
1,650,000	SC St Jobs Econ Dev Auth Eductnl Facs Rev Ref Green Chrt Schs Proj, Ser A (b)	4.00%	06/01/46	1,435,648
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	443,817
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	31,053
2,000,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/34	2,048,376
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	361,825
				11,919,195
	South Dakota – 0.3%
1,000,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/51	888,868
510,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/31	557,044
505,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/32	550,706
1,000,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev Ref Hsg & Auxiliary Facs Sys	5.00%	04/01/30	1,116,601
420,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/29	443,740
170,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/26	183,073
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	112,098
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	194,645
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	589,094
1,090,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,139,276
				5,775,145
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee – 1.5%
$250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	$272,599
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	194,842
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	899,575
3,090,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	3,332,265
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Stdt Hsg CDFI Phase I	5.00%	10/01/23	333,861
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	948,338
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,466,130
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	623,900
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	416,173
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	724,047
10,450,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 09/01/28)	4.00%	12/01/51	10,629,204
2,000,000	TN Energy Acq Corp Cmdy Proj Rev, Ser A (Mandatory put 11/01/31)	5.00%	05/01/52	2,176,463
4,000,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	4,078,794
3,435,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,463,100
50,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/22	50,520
2,660,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	2,833,289
				32,443,100
	Texas – 7.9%
930,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/31	1,065,182
975,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/32	1,114,473
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	471,159
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	594,784
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	590,472
875,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/36	910,175
230,000	Arlington TX Hgr Edu Fin Corp Edu Rev Kipp TX Inc	5.00%	08/15/28	258,223
2,685,000	Arlington TX Hgr Edu Fin Corp Edu Rev Lifeschool Dallas, Ser A	5.00%	08/15/31	2,837,008
1,645,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	1,348,504
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	465,148
350,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/35	385,583
4,150,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	4,470,484
900,000	Bexar Cnty TX Ref	4.00%	06/15/38	933,318
910,000	Bexar Cnty Tx Rev Ref Tax Exempt Venue Proj	4.00%	08/15/38	914,703
1,000,000	Bexar Cnty TX Rev Ref Tax Exempt Venue Proj	4.00%	08/15/36	1,010,058
2,255,000	Brazoria Cnty TX Toll Road Auth Toll Road Rev Sub Lien, Ser A	5.00%	03/01/36	2,481,064
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	620,357
305,000	Celina TX Spl Assmnt Rev Ref the Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/29	305,019
350,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	372,741
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	612,632
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	915,628

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$130,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/35	$142,722
700,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/38	763,322
600,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/40	602,894
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	641,650
490,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Sch, Ser T	5.00%	08/15/28	546,248
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	503,431
840,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	841,442
5,705,000	Collin Cnty TX Permanent Imp	4.00%	02/15/36	6,002,828
4,425,000	Corpus Christi TX Util Sys Rev Ref Jr Lien	5.00%	07/15/33	4,964,635
2,365,000	Corpus Christi TX Util Sys Rev Ref Jr Lien	5.00%	07/15/35	2,647,754
750,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/36	769,970
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	502,850
4,350,000	Dallas-Fort Worth TX Intl Arpt Rev Ref, Ser A	4.00%	11/01/36	4,412,162
1,430,000	El Paso TX Ctfs Oblig, Ser A	4.00%	08/15/39	1,464,397
1,000,000	El Paso TX Ref, Ser A	4.00%	08/15/34	1,047,414
500,000	El Paso TX Ref, Ser A	4.00%	08/15/36	519,269
1,215,000	El Paso TX Wtr & Swr Rev	4.00%	03/01/33	1,288,659
1,000,000	El Paso TX Wtr & Swr Rev	4.00%	03/01/34	1,055,377
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	973,783
535,000	Gregory Portland TX Indep Sch Dist, Ser A	4.00%	02/15/32	567,037
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	1,031,827
1,640,000	Harris Cnty TX Flood Control Dist Ref Flood Control Dist, Ser A	4.00%	10/01/37	1,708,013
5,000,000	Harris Cnty TX Flood Control Dist, Ser A	4.00%	10/01/34	5,302,222
1,000,000	Harris Cnty TX Flood Control Dist, Ser A	4.00%	10/01/45	1,027,573
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,178,900
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	2,835,097
1,500,000	Hidalgo Cnty TX Regl Mobility Auth Toll & Vehcl Registration Sr Lien, Ser A	4.00%	12/01/37	1,455,885
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,876,296
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	2,915,862
2,500,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/39	2,478,394
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	247,025
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	1,822,431
1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	1,776,873
500,000	Houston TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	5.00%	02/15/26	520,823
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	1,113,550
1,000,000	Houston TX Util Sys Rev Ref 1st Lien Subord, Ser D	5.00%	11/15/29	1,076,948
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/24	232,830
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/26	237,520
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/27	238,767
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (b)	4.63%	09/01/39	487,399
570,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (b)	4.35%	08/15/25	587,394
545,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (b)	4.20%	08/15/25	560,664
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,289,274
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	5.13%	09/01/38	1,210,183
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	546,338
1,800,000	Lower Colorado River TX Auth Rev Ref	5.00%	05/15/35	2,002,660
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/28	$1,117,270
1,265,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/29	1,426,769
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/30	566,110
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/31	1,126,836
1,500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/32	1,682,322
700,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	759,087
1,035,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	1,155,178
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/34	555,683
1,595,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/35	1,766,344
400,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	435,764
610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	663,650
1,080,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	1,195,322
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/40	1,085,523
2,610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/45	2,833,063
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	414,133
1,105,000	Montgomery TX Indep Sch Dist Ref Sch Bldg	5.00%	02/15/28	1,175,902
1,450,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, Ser A	4.00%	12/15/36	1,512,473
700,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (b)	4.25%	09/15/51	616,653
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (b)	4.75%	09/15/41	1,926,769
4,000,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/38	4,064,532
3,895,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/43	4,185,168
250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/27	269,031
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,400,254
5,950,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/01/37	6,142,757
170,000	N TX Tollway Auth Rev Ref Second Tier, Ser B	5.00%	01/01/29	190,909
1,525,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,579,441
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	266,159
1,330,000	N TX Tollway Auth Rev Second Tier, Ser B	4.00%	01/01/40	1,346,169
1,500,000	N TX Tollway Auth Rev Second Tier, Ser B	4.00%	01/01/41	1,510,437
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,460,576
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,235,069
250,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/50	211,983
2,000,000	New Hope Cultural Edu Facs Fincorp TX Edu Rev Ref Jubilee Acad Ctr (b)	4.00%	08/15/36	1,869,282
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	507,180

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$700,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/42	$703,022
1,150,000	Plano TX Ref	4.00%	09/01/30	1,225,436
110,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/27	122,085
3,195,000	San Antonio TX Wtr Rev Ref Junior Lien, Ser A	4.00%	05/15/38	3,348,077
2,010,000	San Antonio TX Wtr Rev Ref Wtr Sys Junior Lien, Ser C	5.00%	05/15/38	2,274,087
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,887,289
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Children’s Med Ctr	4.00%	12/01/35	755,073
2,180,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Christus Hlth, Ser B	5.00%	07/01/43	2,345,124
1,635,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,767,151
1,030,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/26	1,090,113
250,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/29	268,738
2,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	2,841,691
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	904,871
2,130,000	TX St Univ Sys Fing Rev Ref, Ser A	4.00%	03/15/35	2,217,666
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	872,851
405,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/32	460,942
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	261,230
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	163,269
125,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/28	135,493
3,250,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/31	3,516,717
1,900,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/35	2,050,952
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,632,175
500,000	Viridian TX Muni Mgmt Dist Ref Util Impt, BAM	6.00%	12/01/26	545,003
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	161,083
125,000	Viridian TX Muni Mgmt Dist Util Impt, BAM	5.00%	12/01/26	129,906
				170,629,149
	Utah – 1.1%
1,000,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (b)	3.50%	03/01/36	856,040
3,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (b)	3.75%	03/01/41	2,953,415
1,180,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/27	1,272,247
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,473,182
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,499,957
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,627,481
1,500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/41	1,236,159
3,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,270,558
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/38	1,066,697
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	423,171
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	342,720
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (b)	5.00%	06/15/49	1,543,888
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,420,856
1,145,000	UT St Transit Auth Sales Tax Rev Ref, Subser A	5.00%	06/15/35	1,234,127
				23,220,498
	Vermont – 0.3%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	581,867
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	773,498
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Vermont (Continued)
$585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	$611,230
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (b)	4.63%	04/01/36	2,096,359
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,703,930
				6,766,884
	Virginia – 1.4%
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	1,010,569
1,100,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	4.00%	01/01/29	1,081,010
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	196,952
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	328,768
5,000,000	VA St Clg Bldg Auth Eductnl Facs Rev 21 St Century, Ser A	4.00%	02/01/34	5,237,110
5,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser A	4.00%	08/01/39	5,135,925
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,133,970
1,000,000	VA St Res Auth Infra Rev Ref Infra VA Pooled Fing Prog, Ser C	4.00%	11/01/33	1,046,971
6,305,000	VA St Small Busn Fing Auth Rev Sr Lien Elizabeth River Crossings Opco LLC Proj	5.50%	01/01/42	6,344,100
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,652,436
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	1,049,660
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,265,969
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	287,253
1,185,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Prerefunded Ref	5.00%	12/01/34	1,308,973
1,180,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Unrefunded Ref	5.00%	12/01/34	1,293,291
				29,372,957
	Washington – 2.1%
1,235,000	Benton Cnty WA Pub Util Dist #1 Ref	4.00%	11/01/36	1,271,442
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,191,172
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,355,695
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,330,025
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,583,620
1,500,000	Fyi Properties WA Lease Rev Ref Green Bond WA Dis Proj	5.00%	06/01/38	1,620,002
530,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (b)	5.00%	01/01/32	572,361
1,500,000	King Cnty WA Swr Rev Ref & Impt, Ser B	5.00%	07/01/39	1,549,634
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	3,135,142
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	277,805
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	111,942
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	549,690
5,000,000	WA St Convention Ctr Pub Facs Dist Sub	4.00%	07/01/58	4,293,395
525,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	520,099
6,000,000	WA St Hlth Care Facs Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	6,470,417
1,850,000	WA St Hlthcare Facs Auth Overlake Hosp Med Ctr, Ser A	5.00%	07/01/35	2,015,182
1,625,000	WA St Hlthcare Facs Auth Ref Overlake Hosp Med Ctr, Ser B	5.00%	07/01/31	1,782,294
1,090,000	WA St Hlthcare Facs Auth Ref Seattle Cancer Care Alliance	5.00%	09/01/45	1,183,963
305,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/28	339,476
170,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/29	190,903

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$225,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/32	$250,122
35,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj	5.00%	07/01/22	35,188
50,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj	5.00%	07/01/28	51,099
1,000,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Transforming Age Proj, Ser A (b)	5.00%	01/01/44	961,553
2,467,489	WA St Hsg Fin Commn Social Ctf, Ser A-1	3.50%	12/20/35	2,253,294
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,642,990
1,100,000	WA St, Ser 2020A	5.00%	08/01/35	1,247,570
3,000,000	WA St, Ser 2020A	5.00%	08/01/44	3,337,743
4,000,000	WA St, Ser B	5.00%	02/01/36	4,226,310
				46,350,128
	West Virginia – 0.0%
1,000,000	S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A (b)	4.25%	06/01/42	824,750
	Wisconsin – 2.1%
825,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/35	854,643
1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	1,301,058
1,050,000	Milwaukee WI Ref Promissory Nts, Ser N-4	5.00%	04/01/29	1,182,619
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (b)	5.00%	06/15/54	1,351,178
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	5.00%	07/01/40	506,311
1,315,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (b)	4.20%	07/15/27	1,325,428
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (b)	5.13%	07/15/37	1,292,278
2,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	1,712,994
1,515,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,518,067
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,761,405
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/47	1,012,785
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,011,768
1,275,000	Pub Fin Auth WI Edu Rev Triad Eductnl Sers Inc, Ser A	4.00%	06/15/41	1,165,600
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	442,539
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,070,505
1,250,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/35	1,268,273
2,000,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/39	2,010,921
600,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	609,107
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (b)	5.00%	09/01/49	1,306,448
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/43	1,009,234
2,000,000	Pub Fin Auth WI Rev Green Bond Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	09/30/51	1,893,024
1,500,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (b)	6.50%	01/01/41	1,273,419
600,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/37	601,308
535,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/38	535,164
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,407,833
100,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys, Ser A	4.00%	02/15/36	100,628
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	$3,916,263
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/39	1,070,595
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	1,801,474
1,135,000	WI St Hlth & Eductnl Facs Auth Rev Ref Froedtert Hlth Inc Oblg, Ser A	4.00%	04/01/39	1,146,568
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	507,135
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	526,562
1,500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B2 (Mandatory put 02/15/27)	5.00%	02/15/51	1,627,416
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,238,759
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	184,257
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	751,233
800,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/49	855,326
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	449,213
2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	2,078,388
				45,677,726
	Wyoming – 0.0%
250,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	4.00%	05/01/29	265,354
500,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	4.00%	05/01/34	508,817
				774,171

Total Investments – 96.3%	2,087,835,522
(Cost $2,196,617,215)
Net Other Assets and Liabilities – 3.7%	79,609,510
Net Assets – 100.0%	$2,167,445,032
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	353	Jun 2022	$ (49,662,688)	$4,782,938
Ultra 10-Year U.S. Treasury Notes	Short	627	Jun 2022	(80,883,000)	376,412
				$(130,545,688)	$5,159,350

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2022, securities noted as such amounted to $115,521,859 or 5.3% of net assets.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Zero coupon bond.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 2,087,835,522	$ —	$ 2,087,835,522	$ —
Futures Contracts	5,159,350	5,159,350	—	—
Total	$ 2,092,994,872	$ 5,159,350	$ 2,087,835,522	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
April 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $2,196,617,215)	$ 2,087,835,522
Cash	40,419,014
Cash segregated as collateral for open futures contracts	7,272,091
Receivables:
Investment securities sold	36,207,208
Interest	27,477,129
Variation margin	307,758
Total Assets	2,199,518,722
LIABILITIES:
Payables:
Investment securities purchased	31,125,586
Investment advisory fees	948,104
Total Liabilities	32,073,690
NET ASSETS	$2,167,445,032
NET ASSETS consist of:
Paid-in capital	$ 2,328,789,247
Par value	421,500
Accumulated distributable earnings (loss)	(161,765,715)
NET ASSETS	$2,167,445,032
NET ASSET VALUE, per share	$51.42
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	42,150,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
INVESTMENT INCOME:
Interest	$ 29,854,066
Total investment income	29,854,066
EXPENSES:
Investment advisory fees	7,866,467
Total expenses	7,866,467
Fees waived by the investment advisor	(1,815,339)
Net expenses	6,051,128
NET INVESTMENT INCOME (LOSS)	23,802,938
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(42,005,178)
Futures contracts	6,640,610
Net realized gain (loss)	(35,364,568)
Net change in unrealized appreciation (depreciation) on:
Investments	(199,001,777)
Futures contracts	5,898,785
Net change in unrealized appreciation (depreciation)	(193,102,992)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(228,467,560)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(204,664,622)
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 23,802,938	$ 41,667,232
Net realized gain (loss)	(35,364,568)	575,194
Net increase from payment by the advisor	—	4,688
Net change in unrealized appreciation (depreciation)	(193,102,992)	29,567,010
Net increase (decrease) in net assets resulting from operations	(204,664,622)	71,814,124
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(23,854,501)	(41,343,498)
Return of capital	—	(653,379)
Total distributions to shareholders	(23,854,501)	(41,996,877)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	265,087,471	683,145,950
Cost of shares redeemed	(262,528,725)	(34,043,084)
Net increase (decrease) in net assets resulting from shareholder transactions	2,558,746	649,102,866
Total increase (decrease) in net assets	(225,960,377)	678,920,113
NET ASSETS:
Beginning of period	2,393,405,409	1,714,485,296
End of period	$2,167,445,032	$2,393,405,409
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	42,350,002	30,950,002
Shares sold	4,750,000	12,000,000
Shares redeemed	(4,950,000)	(600,000)
Shares outstanding, end of period	42,150,002	42,350,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 56.51	$ 55.40	$ 55.38	$ 51.75	$ 53.16	$ 53.32
Income from investment operations:
Net investment income (loss)	0.54	1.13	1.23	1.35	1.35	1.34
Net realized and unrealized gain (loss)	(5.09)	1.12	0.05	3.67	(1.41)	(0.01)
Total from investment operations	(4.55)	2.25	1.28	5.02	(0.06)	1.33
Distributions paid to shareholders from:
Net investment income	(0.54)	(1.12)	(1.23)	(1.36)	(1.35)	(1.33)
Net realized gain	—	—	—	—	—	(0.16)
Return of capital	—	(0.02)	(0.03)	(0.03)	—	—
Total distributions	(0.54)	(1.14)	(1.26)	(1.39)	(1.35)	(1.49)
Net asset value, end of period	$51.42	$56.51	$55.40	$55.38	$51.75	$53.16
Total return (a)	(8.11)%	4.06% (b)	2.33%	9.79%	(0.12)%	2.59%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,167,445	$ 2,393,405	$ 1,714,485	$ 1,135,258	$ 455,371	$ 220,605
Ratio of total expenses to average net assets	0.65% (c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50% (c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	1.97% (c)	1.99%	2.24%	2.53%	2.60%	2.63%
Portfolio turnover rate (d)	29%	9%	35%	26%	42%	85%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	The Fund received a reimbursement from the advisor in the amount of $4,688, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$185,000	$99.94	$185,000	$184,880	0.01%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	09/04/18	$700,000	103.34	705,421	723,367	0.03
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.88%, 07/01/38	09/04/18	$1,000,000	104.10	1,003,699	1,040,991	0.05
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	$1,290,000	93.81	1,290,000	1,210,183	0.06
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	$135,000	100.33	135,000	135,443	0.01
				$3,319,120	$3,294,864	0.16%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
Restricted cash segregated as collateral for futures contracts in the amount of $7,272,091 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$1,652
Capital gains	—
Tax-exempt income	41,341,846
Return of capital	653,379
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(22,956,610)
Net unrealized appreciation (depreciation)	89,710,018
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $22,956,610 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2021, the Fund had no net ordinary losses.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,196,617,215	$11,215,274	$(114,837,617)	$(103,622,343)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2023. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2023. First Trust does not have the right to recover the fees waived. During the six months ended April 30, 2022, the Advisor waived fees of $1,815,339.
During the fiscal year ended October 31, 2021, the Fund received a payment from the Advisor of $4,688 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $689,568,706 and $673,326,470, respectively.
For the six months ended April 30, 2022, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 307,758	Unrealized depreciation on futures contracts*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$6,640,610
Net change in unrealized appreciation (depreciation) on futures contracts	5,898,785
During the six months ended April 30, 2022, the notional value of futures contracts opened and closed were $938,172,885 and $921,209,912, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $280 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2022.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective June 30, 2022, Tom Futrell will retire from the Fund’s investment advisor and will no longer serve as a portfolio manager of the Fund.

Additional Information
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Valuation Risk. The valuation of municipal bonds or securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2022 (Unaudited)
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The First Trust Long/Short Equity ETF’s (the “Fund”) investment objective is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (9/8/14) to 4/30/22	5 Years Ended 4/30/22	Inception (9/8/14) to 4/30/22
Fund Performance
NAV	-0.67%	6.61%	7.61%	7.55%	44.32%	74.44%
Market Price	-0.71%	6.60%	7.62%	7.56%	44.35%	74.47%
Index Performance
S&P 500® Index	-9.65%	0.21%	13.66%	12.07%	89.68%	138.81%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Investments – Long Positions
Information Technology	21.1%
Health Care	14.2
Consumer Staples	12.1
Financials	12.0
Industrials	11.1
Materials	11.0
Energy	8.5
Consumer Discretionary	4.8
Communication Services	3.6
Utilities	1.6
Total	100.0%

Portfolio Sector Allocation	% of Total Investments Sold Short
Information Technology	26.5%
Financials	16.4
Industrials	12.7
Consumer Discretionary	12.0
Health Care	11.0
Communication Services	8.8
Materials	5.2
Consumer Staples	3.7
Energy	3.2
Real Estate	0.5
Total	100.0%
Top Ten Investments – Long Positions	% of Net Assets
Apple, Inc.	4.0%
Microsoft Corp.	2.8
Vertex Pharmaceuticals, Inc.	2.6
Altria Group, Inc.	2.5
CF Industries Holdings, Inc.	2.2
AbbVie, Inc.	2.0
Hershey (The) Co.	1.9
TransDigm Group, Inc.	1.7
Amazon.com, Inc.	1.6
Builders FirstSource, Inc.	1.6
Total	22.9%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-2.0%
Kimberly-Clark Corp.	-0.8%
Air Products & Chemicals, Inc.	-0.7%
Paychex, Inc.	-0.7%
Northrop Grumman Corp.	-0.7%
Zimmer Biomet Holdings, Inc.	-0.7%
Oracle Corp.	-0.7%
Johnson Controls International PLC	-0.7%
Intel Corp.	-0.7%
Las Vegas Sands Corp.	-0.7%
Total	-8.4%

Fund Allocation	% of Net Assets
Common Stocks	89.0%
Exchange-Traded Funds	2.5
Common Stocks Sold Short	(25.1)
Exchange-Traded Funds Sold Short	(2.0)
Net Other Assets and Liabilities*	35.6
Total	100.0%

*	Includes variation margin on futures contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Management
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2022 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
The portfolio managers are primarily and jointly responsible for the day to day management of the Fund. Each portfolio manager has served in such capacity for the Fund since 2014.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
April 30, 2022 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$993.30	1.46%	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.46%	$7.30

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2021 through April 30, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS – 89.0%
	Aerospace & Defense – 2.1%
14,943	Hexcel Corp.	$812,301
5,132	Huntington Ingalls Industries, Inc.	1,091,782
13,477	TransDigm Group, Inc. (a) (b)	8,016,254
		9,920,337
	Air Freight & Logistics – 0.4%
27,778	Atlas Air Worldwide Holdings, Inc, (a)	1,915,015
	Airlines – 0.4%
22,762	Copa Holdings S.A., Class A (a)	1,715,572
	Auto Components – 0.4%
10,269	Aptiv PLC (a)	1,092,622
12,586	Patrick Industries, Inc.	783,478
		1,876,100
	Automobiles – 0.5%
70,977	Harley-Davidson, Inc. (b)	2,587,112
	Banks – 1.7%
34,483	Columbia Banking System, Inc.	968,283
44,954	Fulton Financial Corp.	681,952
9,780	Independent Bank Corp.	754,625
10,417	International Bancshares Corp.	414,492
22,327	JPMorgan Chase & Co. (b)	2,664,951
38,474	Regions Financial Corp.	797,181
2,001	SVB Financial Group (a)	975,768
13,269	Zions Bancorp N.A.	749,831
		8,007,083
	Biotechnology – 5.5%
64,576	AbbVie, Inc. (b)	9,484,923
53,688	Gilead Sciences, Inc.	3,185,846
25,479	iTeos Therapeutics, Inc. (a)	680,035
45,275	Vertex Pharmaceuticals, Inc. (a) (b)	12,370,035
		25,720,839
	Building Products – 3.3%
117,863	Builders FirstSource, Inc. (a) (b)	7,256,825
107,358	Masco Corp. (b)	5,656,693
13,525	UFP Industries, Inc.	1,046,429
43,653	Zurn Water Solutions Corp.	1,362,847
		15,322,794
	Capital Markets – 2.2%
3,748	CME Group, Inc.	822,086
37,721	Franklin Resources, Inc.	927,560
53,587	Invesco, Ltd.	984,929
2,189	MSCI, Inc.	922,116
47,709	T Rowe Price Group, Inc.	5,870,115
9,630	Tradeweb Markets, Inc., Class A	685,560
		10,212,366
	Chemicals – 3.6%
4,406	Albemarle Corp.	849,609
107,416	CF Industries Holdings, Inc. (b)	10,401,091
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Chemicals (Continued)
17,947	Dow, Inc.	$1,193,475
38,009	Element Solutions, Inc.	783,746
6,841	FMC Corp.	906,706
22,119	Huntsman Corp.	749,171
8,291	LyondellBasell Industries N.V., Class A	879,095
7,187	Westlake Corp.	909,515
		16,672,408
	Communications Equipment – 0.3%
8,909	Arista Networks, Inc. (a)	1,029,613
18,974	NetScout Systems, Inc. (a)	584,399
		1,614,012
	Construction & Engineering – 0.7%
14,601	AECOM	1,030,246
41,709	MDU Resources Group, Inc.	1,074,424
9,121	Quanta Services, Inc.	1,057,854
		3,162,524
	Construction Materials – 0.4%
14,917	Eagle Materials, Inc.	1,839,564
	Consumer Finance – 0.4%
5,088	American Express Co.	888,925
6,512	Capital One Financial Corp.	811,525
		1,700,450
	Containers & Packaging – 0.4%
25,513	International Paper Co.	1,180,741
13,940	Silgan Holdings, Inc.	618,518
		1,799,259
	Diversified Financial Services – 0.8%
11,635	Berkshire Hathaway, Inc., Class B (a)	3,756,127
	Diversified Telecommunication Services – 0.3%
44,466	Iridium Communications, Inc. (a)	1,587,881
	Electric Utilities – 0.6%
16,355	Edison International	1,125,060
24,660	Exelon Corp.	1,153,595
15,783	Hawaiian Electric Industries, Inc.	648,839
		2,927,494
	Electronic Equipment, Instruments & Components – 1.9%
9,133	Arrow Electronics, Inc. (a)	1,076,415
27,159	Avnet, Inc.	1,185,762
9,124	Insight Enterprises, Inc. (a)	906,652
72,710	Trimble, Inc. (a)	4,849,757
2,695	Zebra Technologies Corp., Class A (a)	996,234
		9,014,820
	Energy Equipment & Services – 0.7%
32,273	Baker Hughes Co.	1,001,108
31,364	Halliburton Co.	1,117,186

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
25,590	Schlumberger N.V.	$998,266
		3,116,560
	Food & Staples Retailing – 0.5%
74,907	Sprouts Farmers Market, Inc. (a)	2,232,229
	Food Products – 5.3%
13,224	Archer-Daniels-Midland Co.	1,184,341
10,002	Bunge Ltd.	1,131,426
39,250	Hershey (The) Co. (b)	8,861,473
89,919	Hormel Foods Corp.	4,710,856
12,418	Ingredion, Inc.	1,056,896
69,799	McCormick & Co., Inc.	7,019,685
23,085	TreeHouse Foods, Inc. (a)	727,178
		24,691,855
	Gas Utilities – 0.4%
12,970	Spire, Inc.	943,568
30,791	UGI Corp.	1,056,131
		1,999,699
	Health Care Equipment & Supplies – 0.9%
2,438	Align Technology, Inc. (a)	706,801
57,103	Envista Holdings Corp. (a)	2,262,421
3,899	Intuitive Surgical, Inc. (a) (b)	933,031
21,838	Meridian Bioscience, Inc. (a)	558,834
		4,461,087
	Health Care Providers & Services – 4.3%
14,066	Amedisys, Inc. (a)	1,795,525
7,399	AmerisourceBergen Corp.	1,119,395
2,310	Anthem, Inc. (b)	1,159,458
4,643	Cigna Corp.	1,145,800
61,645	CVS Health Corp.	5,925,934
12,562	Henry Schein, Inc. (a)	1,018,778
3,874	McKesson Corp.	1,199,429
12,162	Molina Healthcare, Inc. (a) (b)	3,812,179
6,217	UnitedHealth Group, Inc.	3,161,655
		20,338,153
	Household Durables – 0.6%
7,874	Mohawk Industries, Inc. (a)	1,110,707
36,982	Toll Brothers, Inc.	1,714,855
		2,825,562
	Household Products – 1.0%
17,777	Procter & Gamble (The) Co.	2,854,097
19,027	Spectrum Brands Holdings, Inc.	1,618,627
		4,472,724
	Independent Power & Renewable Electricity Producers – 0.2%
48,660	AES (The) Corp.	993,637
	Insurance – 2.6%
14,211	Aflac, Inc.	814,006
8,782	Allstate (The) Corp.	1,111,274
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
14,811	American International Group, Inc.	$866,592
5,107	Assurant, Inc.	928,861
13,580	Brown & Brown, Inc.	841,688
4,225	Chubb Ltd.	872,251
7,063	Cincinnati Financial Corp.	866,347
3,131	Everest Re Group Ltd.	860,117
8,810	Globe Life, Inc.	864,085
9,690	Mercury General Corp.	488,667
13,332	MetLife, Inc.	875,646
10,068	Prudential Financial, Inc.	1,092,479
5,018	Travelers (The) Cos., Inc.	858,379
14,088	W.R. Berkley Corp.	936,711
		12,277,103
	Interactive Media & Services – 2.5%
1,932	Alphabet, Inc., Class A (a) (b)	4,409,191
1,798	Alphabet, Inc., Class C (a) (b)	4,134,196
16,777	Meta Platforms, Inc., Class A (a) (b)	3,363,285
		11,906,672
	Internet & Direct Marketing Retail – 1.6%
2,942	Amazon.com, Inc. (a) (b)	7,312,723
	IT Services – 2.2%
13,641	Amdocs Ltd.	1,087,051
7,337	Broadridge Financial Solutions, Inc.	1,057,482
12,206	Cognizant Technology Solutions Corp., Class A	987,466
3,852	Gartner, Inc. (a)	1,119,199
25,886	Genpact Ltd.	1,042,429
8,506	International Business Machines Corp.	1,124,578
14,374	Maximus, Inc.	1,047,577
12,947	Visa, Inc., Class A (b)	2,759,394
		10,225,176
	Machinery – 1.9%
26,112	AGCO Corp.	3,326,669
20,542	Allison Transmission Holdings, Inc.	769,092
19,721	IDEX Corp.	3,743,440
10,047	Oshkosh Corp.	928,745
		8,767,946
	Metals & Mining – 4.8%
13,565	Agnico Eagle Mines Ltd.	789,890
10,458	Alcoa Corp.	709,052
33,066	AngloGold Ashanti Ltd., ADR	675,208
34,056	Barrick Gold Corp.	759,789
33,186	Century Aluminum Co. (a)	559,848
77,745	Cia de Minas Buenaventura SAA, ADR	733,913
33,916	Cleveland-Cliffs, Inc. (a)	864,519
72,045	Eldorado Gold Corp. (a)	700,277
65,618	First Majestic Silver Corp.	675,865
5,173	Franco-Nevada Corp.	781,951
17,408	Freeport-McMoRan, Inc.	705,894
120,532	Hecla Mining Co.	627,972
148,322	Kinross Gold Corp.	753,476

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
44,748	MAG Silver Corp. (a)	$659,586
10,946	Newmont Corp.	797,416
6,394	Nucor Corp.	989,663
30,709	Pan American Silver Corp.	760,662
4,363	Reliance Steel & Aluminum Co.	864,965
6,280	Royal Gold, Inc.	819,414
102,272	Sandstorm Gold Ltd.	757,835
86,888	SilverCrest Metals, Inc. (a)	655,136
10,981	Southern Copper Corp.	683,787
38,428	SSR Mining, Inc.	845,800
11,428	Steel Dynamics, Inc.	979,951
26,428	United States Steel Corp.	805,790
83,555	Wheaton Precious Metals Corp.	3,748,277
		22,705,936
	Multi-Utilities – 0.2%
8,616	DTE Energy Co.	1,129,041
	Oil, Gas & Consumable Fuels – 7.1%
80,651	Antero Midstream Corp.	828,286
28,470	APA Corp.	1,165,277
5,946	Arch Resources, Inc.	989,295
6,550	Chevron Corp.	1,026,189
11,304	ConocoPhillips	1,079,758
42,826	Coterra Energy, Inc.	1,232,961
18,594	Devon Energy Corp.	1,081,613
8,480	Diamondback Energy, Inc. (b)	1,070,430
9,546	EOG Resources, Inc.	1,114,591
13,085	Exxon Mobil Corp.	1,115,496
11,246	Hess Corp.	1,159,125
59,151	Kinder Morgan, Inc.	1,073,591
46,984	Marathon Oil Corp.	1,170,841
14,402	Marathon Petroleum Corp.	1,256,719
67,973	Murphy Oil Corp.	2,588,412
44,675	Occidental Petroleum Corp.	2,461,146
16,266	ONEOK, Inc.	1,030,126
92,417	PBF Energy, Inc., Class A (a)	2,685,638
40,364	Peabody Energy Corp. (a)	913,841
13,662	Phillips 66	1,185,315
4,790	Pioneer Natural Resources Co.	1,113,531
45,647	Targa Resources Corp.	3,350,946
12,349	Valero Energy Corp.	1,376,667
33,243	Williams (The) Cos., Inc.	1,139,902
		33,209,696
	Paper & Forest Products – 0.9%
55,201	Louisiana-Pacific Corp.	3,561,569
18,651	Sylvamo Corp. (a)	832,767
		4,394,336
	Personal Products – 0.5%
3,848	Estee Lauder (The) Cos., Inc., Class A	1,016,103
30,505	Nu Skin Enterprises, Inc., Class A	1,300,733
		2,316,836
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals – 2.2%
15,816	Bristol-Myers Squibb Co.	$1,190,470
58,999	Corcept Therapeutics, Inc. (a)	1,269,069
11,778	Harmony Biosciences Holdings, Inc. (a)	530,481
34,986	Innoviva, Inc. (a)	596,861
23,189	Jazz Pharmaceuticals PLC (a)	3,715,342
17,326	Johnson & Johnson (b)	3,126,650
		10,428,873
	Professional Services – 0.6%
4,812	Equifax, Inc.	979,338
9,500	Insperity, Inc.	1,007,475
12,220	Science Applications International Corp.	1,017,071
		3,003,884
	Semiconductors & Semiconductor Equipment – 4.1%
9,722	Advanced Micro Devices, Inc. (a)	831,426
8,357	Applied Materials, Inc.	922,195
10,155	Broadcom, Inc.	5,629,831
3,174	KLA Corp.	1,013,331
28,405	Microchip Technology, Inc.	1,852,006
8,789	Nova, Ltd. (a)	866,683
28,122	NVIDIA Corp.	5,215,787
5,850	NXP Semiconductors N.V.	999,765
8,306	Qorvo, Inc. (a)	945,057
3,315	SolarEdge Technologies, Inc. (a)	830,109
		19,106,190
	Software – 6.8%
2,394	Adobe, Inc. (a)	947,904
3,468	ANSYS, Inc. (a)	956,093
7,129	Cadence Design Systems, Inc. (a)	1,075,410
16,256	Ceridian HCM Holding, Inc. (a)	912,449
11,759	Fair Isaac Corp. (a)	4,392,104
3,752	Fortinet, Inc. (a)	1,084,366
2,306	Intuit, Inc.	965,637
46,636	Microsoft Corp. (b)	12,942,423
180,026	NortonLifeLock, Inc.	4,507,851
5,308	salesforce.com, Inc. (a)	933,890
3,498	Synopsys, Inc. (a)	1,003,191
2,573	Tyler Technologies, Inc. (a)	1,015,589
21,877	Verint Systems, Inc. (a)	1,193,609
		31,930,516
	Specialty Retail – 1.2%
11,948	Asbury Automotive Group, Inc. (a)	2,194,967
7,478	Group 1 Automotive, Inc.	1,302,219
12,121	Ross Stores, Inc.	1,209,312
2,885	Ulta Beauty, Inc. (a)	1,144,768
		5,851,266
	Technology Hardware, Storage & Peripherals – 4.0%
117,948	Apple, Inc. (b)	18,594,502
	Thrifts & Mortgage Finance – 0.8%
302,344	New York Community Bancorp, Inc.	2,793,659

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance (Continued)
19,052	PennyMac Financial Services, Inc.	$925,165
		3,718,824
	Tobacco – 3.9%
210,933	Altria Group, Inc. (b)	11,721,547
57,588	Philip Morris International, Inc. (b)	5,758,800
61,407	Vector Group Ltd.	781,097
		18,261,444
	Trading Companies & Distributors – 0.9%
5,217	BlueLinx Holdings, Inc. (a)	347,817
15,868	Boise Cascade Co.	1,199,304
27,785	Univar Solutions, Inc. (a)	809,099
6,405	Watsco, Inc.	1,708,726
		4,064,946
	Wireless Telecommunication Services – 0.4%
15,814	T-Mobile US, Inc. (a)	1,947,336
	Total Common Stocks	417,636,509
	(Cost $409,016,097)
EXCHANGE-TRADED FUNDS – 2.5%
	Capital Markets – 2.5%
15,238	iShares Rusell 1000 Value ETF	2,383,680
16,276	iShares S&P 500 Value ETF	2,408,523
35,366	Schwab U.S. Large-Cap Value ETF	2,384,376
60,672	SPDR Portfolio S&P 500 Value ETF	2,408,678
23,491	Vanguard Mega Cap Value ETF	2,398,431
	Total Exchange-Traded Funds	11,983,688
	(Cost $12,531,001)

Total Investments – 91.5%	429,620,197
(Cost $421,547,098)

Shares	Description	Value
COMMON STOCKS SOLD SHORT – (25.1)%
	Aerospace & Defense – (1.1)%
(8,138)	Mercury Systems, Inc. (a)	(454,019)
(7,575)	Northrop Grumman Corp.	(3,328,455)
(7,378)	Textron, Inc.	(510,927)
(34,423)	Virgin Galactic Holdings, Inc. (a)	(257,828)
(4,144)	Woodward, Inc.	(457,829)
		(5,009,058)
	Auto Components – (0.4)%
(18,198)	Gentex Corp.	(534,111)
(9,098)	Lear Corp.	(1,163,998)
		(1,698,109)
	Automobiles – (0.0)%
(23,045)	Fisker, Inc. (a)	(231,833)
	Banks – (1.7)%
(15,793)	Associated Banc-Corp.	(315,070)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Banks (Continued)
(7,923)	Comerica, Inc.	$(648,894)
(4,709)	Cullen/Frost Bankers, Inc.	(622,954)
(2,367)	First Citizens BancShares, Inc., Class A	(1,513,412)
(16,543)	M&T Bank Corp.	(2,756,725)
(43,359)	Old National Bancorp	(657,322)
(2,152)	Silvergate Capital Corp., Class A (a)	(251,698)
(4,042)	UMB Financial Corp.	(364,508)
(29,964)	Valley National Bancorp	(358,969)
(5,637)	Wintrust Financial Corp.	(492,223)
		(7,981,775)
	Beverages – (0.1)%
(6,857)	Celsius Holdings, Inc. (a)	(356,564)
	Building Products – (0.7)%
(53,402)	Johnson Controls International PLC	(3,197,178)
	Capital Markets – (0.7)%
(64,503)	Bank of New York Mellon (The) Corp.	(2,712,996)
(1,211)	Goldman Sachs Group (The), Inc.	(369,949)
		(3,082,945)
	Chemicals – (1.0)%
(14,767)	Air Products & Chemicals, Inc.	(3,456,512)
(5,987)	Ashland Global Holdings, Inc.	(628,455)
(7,252)	Scotts Miracle-Gro (The) Co.	(753,700)
		(4,838,667)
	Commercial Services & Supplies – (0.1)%
(24,264)	KAR Auction Services, Inc. (a)	(355,710)
	Communications Equipment – (0.5)%
(57,824)	Juniper Networks, Inc.	(1,822,612)
(29,479)	Viavi Solutions, Inc. (a)	(422,729)
		(2,245,341)
	Construction & Engineering – (0.1)%
(16,648)	Fluor Corp. (a)	(412,038)
	Consumer Finance – (0.1)%
(17,162)	LendingClub Corp. (a)	(261,720)
	Containers & Packaging – (0.2)%
(34,409)	Graphic Packaging Holding Co.	(750,116)
	Distributors – (0.1)%
(9,149)	LKQ Corp.	(454,065)
	Diversified Consumer Services – (0.1)%
(8,681)	Chegg, Inc. (a)	(214,768)
(16,896)	Laureate Education, Inc., Class A	(191,432)
		(406,200)
	Diversified Telecommunication Services – (1.1)%
(129,786)	AT&T, Inc.	(2,447,764)
(62,936)	Verizon Communications, Inc.	(2,913,937)
		(5,361,701)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Electrical Equipment – (0.9)%
(59,445)	Array Technologies, Inc. (a)	$(388,176)
(11,242)	Bloom Energy Corp., Class A (a)	(208,651)
(137,351)	ChargePoint Holdings, Inc. (a)	(1,777,322)
(22,597)	Fluence Energy, Inc. (a)	(207,214)
(29,807)	Sunrun, Inc. (a)	(595,544)
(67,013)	Vertiv Holdings Co.	(839,673)
(6,230)	Vicor Corp. (a)	(377,040)
		(4,393,620)
	Energy Equipment & Services – (0.1)%
(22,990)	NexTier Oilfield Solutions, Inc. (a)	(253,580)
(21,737)	Patterson-UTI Energy, Inc.	(357,356)
		(610,936)
	Entertainment – (0.2)%
(2,264)	Take-Two Interactive Software, Inc. (a)	(270,571)
(31,397)	Warner Bros Discovery, Inc. (a)	(569,855)
		(840,426)
	Food Products – (0.1)%
(11,991)	B&G Foods, Inc.	(322,918)
(7,467)	Beyond Meat, Inc. (a)	(275,383)
		(598,301)
	Health Care Equipment & Supplies – (1.9)%
(5,970)	Becton Dickinson and Co.	(1,475,724)
(61,011)	Butterfly Network, Inc. (a)	(203,167)
(4,799)	Cooper (The) Cos., Inc.	(1,732,631)
(1,194)	Embecta Corp. (a)	(36,333)
(6,974)	Haemonetics Corp. (a)	(353,373)
(2,513)	iRhythm Technologies, Inc. (a)	(310,029)
(10,364)	Nevro Corp. (a)	(639,355)
(4,699)	Novocure Ltd. (a)	(359,849)
(7,557)	NuVasive, Inc. (a)	(388,732)
(27,009)	Zimmer Biomet Holdings, Inc.	(3,261,337)
		(8,760,530)
	Health Care Providers & Services – (0.5)%
(34,569)	1Life Healthcare, Inc. (a)	(243,711)
(16,375)	Accolade, Inc. (a)	(91,045)
(12,537)	Encompass Health Corp.	(862,922)
(13,566)	Oak Street Health, Inc. (a)	(245,409)
(12,464)	Tenet Healthcare Corp. (a)	(903,765)
		(2,346,852)
	Health Care Technology – (0.1)%
(8,792)	Phreesia, Inc. (a)	(201,161)
(11,129)	Schrodinger, Inc. (a)	(275,109)
(5,113)	Teladoc Health, Inc. (a)	(172,615)
		(648,885)
	Hotels, Restaurants & Leisure – (0.8)%
(14,948)	DraftKings, Inc., Class A (a)	(204,489)
(24,005)	International Game Technology PLC	(524,029)
(85,817)	Las Vegas Sands Corp. (a)	(3,040,496)
		(3,769,014)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Household Products – (0.8)%
(26,921)	Kimberly-Clark Corp.	$(3,737,442)
	Insurance – (0.0)%
(3,071)	Trupanion, Inc. (a)	(195,377)
	Interactive Media & Services – (0.2)%
(35,542)	fuboTV, Inc. (a)	(134,704)
(21,094)	Vimeo, Inc. (a)	(214,948)
(5,814)	Ziff Davis, Inc. (a)	(513,725)
		(863,377)
	Internet & Direct Marketing Retail – (0.4)%
(2,915)	DoorDash, Inc., Class A (a)	(237,368)
(26,408)	Stitch Fix, Inc., Class A (a)	(250,876)
(17,619)	Wayfair, Inc., Class A (a)	(1,355,606)
(8,178)	Xometry, Inc., Class A (a)	(268,402)
		(2,112,252)
	IT Services – (1.3)%
(12,269)	BigCommerce Holdings, Inc., Series 1 (a)	(219,247)
(95,030)	Fastly, Inc., Class A (a)	(1,510,977)
(806)	MongoDB, Inc. (a)	(286,074)
(26,273)	Paychex, Inc.	(3,329,577)
(1,292)	Snowflake, Inc., Class A (a)	(221,500)
(1,868)	Twilio, Inc., Class A (a)	(208,880)
(3,362)	Wix.com Ltd. (a)	(253,697)
		(6,029,952)
	Leisure Products – (0.2)%
(44,612)	Mattel, Inc. (a)	(1,084,518)
	Machinery – (0.3)%
(8,041)	Cummins, Inc.	(1,521,277)
	Media – (0.9)%
(4,946)	Cardlytics, Inc. (a)	(168,807)
(46,481)	Fox Corp., Class A	(1,665,879)
(21,532)	Magnite, Inc. (a)	(207,784)
(27,357)	Omnicom Group, Inc.	(2,082,688)
		(4,125,158)
	Metals & Mining – (0.2)%
(22,518)	Allegheny Technologies, Inc. (a)	(612,039)
(6,515)	Compass Minerals International, Inc.	(385,232)
		(997,271)
	Multiline Retail – (0.4)%
(77,609)	Nordstrom, Inc.	(1,994,551)
	Oil, Gas & Consumable Fuels – (0.7)%
(14,438)	Chesapeake Energy Corp.	(1,184,205)
(6,751)	DT Midstream, Inc.	(362,866)
(95,484)	Equitrans Midstream Corp.	(750,504)
(11,504)	PDC Energy, Inc.	(802,289)
(8,861)	SM Energy Co.	(314,832)
		(3,414,696)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Pharmaceuticals – (0.5)%
(55,747)	Elanco Animal Health, Inc. (a)	$(1,410,957)
(23,795)	Organon & Co.	(769,292)
		(2,180,249)
	Professional Services – (0.2)%
(8,974)	Booz Allen Hamilton Holding Corp.	(732,548)
	Real Estate Management & Development – (0.1)%
(35,867)	Opendoor Technologies, Inc. (a)	(250,711)
(13,415)	Redfin Corp. (a)	(149,577)
(5,474)	Zillow Group, Inc., Class A (a)	(211,570)
		(611,858)
	Road & Rail – (0.1)%
(24,455)	TuSimple Holdings, Inc., Class A (a)	(253,598)
	Semiconductors & Semiconductor Equipment – (3.0)%
(2,915)	Ambarella, Inc. (a)	(239,263)
(7,817)	Cirrus Logic, Inc. (a)	(592,529)
(19,684)	First Solar, Inc. (a)	(1,437,523)
(4,364)	Impinj, Inc. (a)	(214,971)
(70,595)	Intel Corp.	(3,077,236)
(42,233)	Micron Technology, Inc.	(2,879,868)
(20,415)	QUALCOMM, Inc.	(2,851,771)
(24,184)	Skyworks Solutions, Inc.	(2,740,047)
(2,728)	Wolfspeed, Inc. (a)	(250,185)
		(14,283,393)
	Software – (2.3)%
(4,766)	Appian Corp. (a)	(227,815)
(5,503)	Asana, Inc., Class A (a)	(147,480)
(28,856)	Avaya Holdings Corp. (a)	(266,918)
(12,494)	C3.ai, Inc., Class A (a)	(212,273)
(8,806)	Dolby Laboratories, Inc., Class A	(682,201)
(6,150)	Domo, Inc., Class B (a)	(254,733)
(3,292)	Elastic NV (a)	(250,653)
(7,227)	Everbridge, Inc. (a)	(311,484)
(9,050)	Guidewire Software, Inc. (a)	(786,807)
(10,527)	Marathon Digital Holdings, Inc. (a)	(164,221)
(7,679)	MicroStrategy, Inc., Class A (a)	(2,719,672)
(20,833)	NCR Corp. (a)	(729,780)
(4,342)	New Relic, Inc. (a)	(274,718)
(43,910)	Oracle Corp.	(3,222,994)
(2,310)	RingCentral, Inc., Class A (a)	(196,004)
(4,255)	Sprout Social, Inc., Class A (a)	(260,746)
(3,076)	Unity Software, Inc. (a)	(204,277)
		(10,912,776)
	Specialty Retail – (0.5)%
(2,322)	Carvana Co. (a)	(134,583)
(174,471)	Gap (The), Inc.	(2,166,930)
		(2,301,513)
	Technology Hardware, Storage & Peripherals – (0.0)%
(11,268)	Stratasys Ltd. (a)	(218,486)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Textiles, Apparel & Luxury Goods – (0.3)%
(4,699)	Carter’s, Inc.	$(395,844)
(21,425)	Skechers U.S.A., Inc., Class A (a)	(820,577)
		(1,216,421)
	Trading Companies & Distributors – (0.1)%
(5,309)	Triton International Ltd.	(324,327)
	Total Common Stocks Sold Short	(117,722,624)
	(Proceeds $132,836,200)
EXCHANGE-TRADED FUNDS SOLD SHORT – (2.0)%
	Capital Markets – (2.0)%
(22,500)	SPDR S&P 500 ETF Trust	(9,270,000)
	(Proceeds $9,484,521)
	Total Investments Sold Short – (27.1)%	(126,992,624)
	(Proceeds $142,320,721)
	Net Other Assets and Liabilities – 35.6%	166,656,074
	Net Assets – 100.0%	$469,283,647
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
NASDAQ 100 E-mini Futures	Short	155	Jun 2022	$ (39,841,200)	$682,734
Russell 2000 E-mini Futures	Short	254	Jun 2022	(23,638,510)	967,200
				$(63,479,710)	$1,649,934

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 417,636,509	$ 417,636,509	$ —	$ —
Exchange-Traded Funds*	11,983,688	11,983,688	—	—
Total Investments	429,620,197	429,620,197	—	—
Futures Contracts**	1,649,934	1,649,934	—	—
Total	$ 431,270,131	$ 431,270,131	$—	$—

LIABILITIES TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (117,722,624)	$ (117,722,624)	$ —	$ —
Exchange-Traded Funds Sold Short*	(9,270,000)	(9,270,000)	—	—
Total Investments	$ (126,992,624)	$ (126,992,624)	$—	$—

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
April 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $421,547,098)	$ 429,620,197
Cash	12,911,147
Cash held at broker as collateral for open futures contracts	4,122,325
Restricted Cash	147,341,023
Receivables:
Variation margin	2,353,420
Dividends	299,067
Dividend reclaims	7,353
Total Assets	596,654,532
LIABILITIES:
Investments sold short, at value (proceeds $142,320,721)	126,992,624
Payables:
Investment advisory fees	375,157
Margin interest expense	3,104
Total Liabilities	127,370,885
NET ASSETS	$469,283,647
NET ASSETS consist of:
Paid-in capital	$ 521,253,994
Par value	94,000
Accumulated distributable earnings (loss)	(52,064,347)
NET ASSETS	$469,283,647
NET ASSET VALUE, per share	$49.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,400,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 3,192,833
Interest	1,872
Foreign withholding tax	(12,332)
Other	11
Total investment income	3,182,384
EXPENSES:
Investment advisory fees	2,188,337
Dividend expense on investments sold short	1,020,426
Margin interest expense	164,590
Total expenses	3,373,353
NET INVESTMENT INCOME (LOSS)	(190,969)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,243,205)
In-kind redemptions	3,714,676
Futures contracts	2,534,490
Investments sold short	7,250,159
Net realized gain (loss)	4,256,120
Net change in unrealized appreciation (depreciation) on:
Investments	(29,062,985)
Futures contracts	1,432,069
Investments sold short	19,167,660
Net change in unrealized appreciation (depreciation)	(8,463,256)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,207,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,398,105)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ (190,969)	$ (1,003,242)
Net realized gain (loss)	4,256,120	40,742,569
Net change in unrealized appreciation (depreciation)	(8,463,256)	19,551,117
Net increase (decrease) in net assets resulting from operations	(4,398,105)	59,290,444
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(29,370)	(895,180)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	76,411,152	547,568,213
Cost of shares redeemed	(32,454,786)	(477,583,820)
Net increase (decrease) in net assets resulting from shareholder transactions	43,956,366	69,984,393
Total increase (decrease) in net assets	39,528,891	128,379,657
NET ASSETS:
Beginning of period	429,754,756	301,375,099
End of period	$469,283,647	$429,754,756
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,550,002	7,200,002
Shares sold	1,500,000	12,000,000
Shares redeemed	(650,000)	(10,650,000)
Shares outstanding, end of period	9,400,002	8,550,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 50.26	$ 41.86	$ 41.67	$ 38.47	$ 37.78	$ 32.49
Income from investment operations:
Net investment income (loss)	(0.02)	(0.10)	0.05	0.39	0.26	0.24
Net realized and unrealized gain (loss)	(0.32)	8.63	0.25	3.23	0.67	5.34
Total from investment operations	(0.34)	8.53	0.30	3.62	0.93	5.58
Distributions paid to shareholders from:
Net investment income	(0.00) (a)	(0.13)	(0.11)	(0.42)	(0.24)	(0.29)
Net asset value, end of period	$49.92	$50.26	$41.86	$41.67	$38.47	$37.78
Total return (b)	(0.67)%	20.41%	0.74%	9.49%	2.45%	17.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 469,284	$ 429,755	$ 301,375	$ 245,867	$ 155,803	$ 120,892
Ratio of total expenses to average net assets (c)	1.46% (d)	1.36%	1.55%	1.60%	1.59%	1.47%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (c)	0.95% (d)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.08)% (d)	(0.28)%	0.09%	1.03%	0.71%	0.67%
Portfolio turnover rate (e)	98%	250%	250%	210%	249%	176%

(a)	Amount is less than $0.01.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $4,122,325 is shown as “Cash held at broker as collateral for open futures contracts” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the six months ended April 30, 2022, the Fund had margin interest expense of $164,590, as shown on the Statement of Operations. Restricted cash in the amount of $147,341,023, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of April 30, 2022.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2021, was as follows:

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
Distributions paid from:
Ordinary income	$895,180
Capital gains	—
Return of capital	—
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(76,181,495)
Net unrealized appreciation (depreciation)	28,544,623
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, the Fund had $76,181,495 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Long/Short Equity ETF	$ 279,226,377	$ 50,476,680	$ (25,425,550)	$ 25,051,130
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $318,478,886 and $317,490,420, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $233,153,476 and $251,489,040, respectively.
For the six months ended April 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $72,581,228 and $30,762,410, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Variation Margin Receivable*	$ 1,649,934	Variation Margin Payable*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$2,534,490
Net change in unrealized appreciation (depreciation) on futures contracts	1,432,069
During the six months ended April 30, 2022, the notional value of futures contracts opened and closed were $132,117,546 and $74,918,352, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2022 (Unaudited)
under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
The First Trust Emerging Markets Local Currency Bond ETF’s (the “Fund”) investment objective is to seek maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Limited (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (11/4/14) to 4/30/22	5 Years Ended 4/30/22	Inception (11/4/14) to 4/30/22
Fund Performance
NAV	-9.64%	-14.32%	-2.26%	-2.14%	-10.82%	-14.96%
Market Price	-9.92%	-14.86%	-2.48%	-2.20%	-11.82%	-15.31%
Index Performance
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	-10.51%	-13.37%	-0.11%	-0.62%	-0.56%	-4.54%
JP Morgan GBI-EM Global Diversified Index	-13.17%	-15.95%	-1.28%	-1.65%	-6.26%	-11.70%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Total Investments
Sovereigns	93.3%
Supranationals	6.7
Total	100.0%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	86.0%
Foreign Corporate Bonds and Notes	6.2
Net Other Assets and Liabilities(1)	7.8
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	6.5%
AA	1.3
AA-	0.1
A+	3.1
A	10.0
A-	4.9
BBB+	12.3
BBB	25.8
BBB-	5.1
BB	26.2
B+	1.1
Cash	3.6
Total	100.0%

Top Ten Holdings	% of Total Investments
Republic of South Africa Government Bond, 10.50%, 12/21/26	5.9%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	5.8
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	5.2
Indonesia Treasury Bond, 9.00%, 3/15/29	4.0
Republic of South Africa Government Bond, 8.88%, 2/28/35	4.0
Asian Development Bank, 6.20%, 10/06/26	3.9
Indonesia Treasury Bond, 8.38%, 3/15/34	3.8
Indonesia Treasury Bond, 8.38%, 9/15/26	3.7
Colombian TES, 7.50%, 8/26/26	3.5
Romania Government Bond, 4.50%, 6/17/24	3.3
Total	43.1%

(1)	Includes forward foreign currency contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Management
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Limited (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund. Derek Fulton, Leonardo Da Costa and Anthony Beevers are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Director, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
April 30, 2022 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$903.60	0.85%	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2021 through April 30, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
April 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 86.0%
	Brazil – 13.0%
28,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/23	$5,557,474
71,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	13,849,587
65,450,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	12,310,887
9,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	1,686,870
				33,404,818
	Chile – 3.0%
5,660,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	6,117,207
730,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP) (a) (b)	4.70%	09/01/30	753,052
810,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	5.00%	03/01/35	829,262
				7,699,521
	Colombia – 7.8%
4,201,000,000	Colombian TES (COP)	7.00%	05/04/22	1,059,296
35,924,000,000	Colombian TES (COP)	7.50%	08/26/26	8,361,127
24,500,000,000	Colombian TES (COP)	6.00%	04/28/28	5,079,210
25,920,000,000	Colombian TES (COP)	7.75%	09/18/30	5,679,014
				20,178,647
	Czech Republic – 1.2%
81,070,000	Czech Republic Government Bond (CZK) (b)	2.40%	09/17/25	3,206,601
	Hungary – 4.0%
806,000,000	Hungary Government Bond (HUF)	5.50%	06/24/25	2,154,475
2,066,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	5,672,099
1,130,000,000	Hungary Government Bond (HUF)	3.00%	08/21/30	2,382,642
				10,209,216
	India – 0.2%
40,000,000	India Government Bond (INR)	6.10%	07/12/31	485,123
	Indonesia – 12.9%
119,090,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	8,832,009
122,542,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	9,439,405
43,540,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	2,995,721
118,493,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	8,895,967
40,076,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	2,970,193
				33,133,295
	Israel – 0.1%
500,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	177,729
	Malaysia – 4.9%
16,750,000	Malaysia Government Bond (MYR)	3.90%	11/30/26	3,845,806
32,480,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	7,163,137
7,500,000	Malaysia Government Bond (MYR)	2.63%	04/15/31	1,484,306
				12,493,249
	Mexico – 4.7%
156,470,000	Mexican Bonos (MXN)	7.50%	06/03/27	7,192,560
51,250,000	Mexican Bonos (MXN)	8.50%	05/31/29	2,438,244
40,920,000	Mexican Bonos (MXN)	7.75%	05/29/31	1,840,112
13,660,000	Mexican Bonos (MXN)	10.00%	11/20/36	714,934
				12,185,850
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru – 4.8%
6,670,000	Peru Government Bond (PEN)	8.20%	08/12/26	$1,816,988
20,975,000	Peru Government Bond (PEN)	6.95%	08/12/31	5,133,095
5,850,000	Peru Government Bond (PEN)	6.15%	08/12/32	1,330,583
18,060,000	Peru Government Bond (PEN)	6.90%	08/12/37	4,172,295
				12,452,961
	Philippines – 2.2%
60,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	1,132,029
226,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	4,490,828
				5,622,857
	Poland – 4.8%
545,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	119,065
31,370,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/26	5,969,997
33,350,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	6,124,074
				12,213,136
	Romania – 4.6%
2,480,000	Romania Government Bond (RON)	5.85%	04/26/23	529,198
38,465,000	Romania Government Bond (RON)	4.50%	06/17/24	7,914,420
17,060,000	Romania Government Bond (RON)	4.75%	02/24/25	3,484,194
				11,927,812
	South Africa – 12.1%
204,500,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	14,017,492
100,210,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	5,530,031
170,170,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	9,393,427
14,640,000	Republic of South Africa Government Bond (ZAR)	8.50%	01/31/37	766,416
24,950,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	1,337,434
				31,044,800
	Thailand – 4.7%
6,100,000	Thailand Government Bond (THB)	3.63%	06/16/23	183,597
153,100,000	Thailand Government Bond (THB)	2.13%	12/17/26	4,452,454
53,400,000	Thailand Government Bond (THB)	1.60%	12/17/29	1,448,212
190,360,000	Thailand Government Bond (THB)	3.65%	06/20/31	5,991,071
				12,075,334
	Turkey – 1.0%
21,800,000	Turkey Government Bond (TRY)	9.00%	05/04/22	1,469,581
23,800,000	Turkey Government Bond (TRY)	10.60%	02/11/26	1,206,971
				2,676,552
	Total Foreign Sovereign Bonds and Notes			221,187,501
	(Cost $260,700,818)
FOREIGN CORPORATE BONDS AND NOTES – 6.2%
	Supranationals – 6.2%
100,000,000	African Development Bank (ZAR)	(c)	04/05/46	837,739
723,500,000	Asian Development Bank (INR)	6.20%	10/06/26	9,161,289
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	666,752

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Supranationals (Continued)
337,000,000	International Finance Corp. (INR)	6.30%	11/25/24	$4,338,557
83,500,000	International Finance Corp. (MXN)	(c)	02/22/38	943,168
	Total Foreign Corporate Bonds and Notes			15,947,505
	(Cost $18,398,403)
Total Investments – 92.2%	237,135,006
(Cost $279,099,221)
Net Other Assets and Liabilities – 7.8%	20,021,872
Net Assets – 100.0%	$257,156,878

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2022	Sale Value as of 4/30/2022	Unrealized Appreciation/ (Depreciation)
05/20/22	BBH	CNH	29,550,000	USD	4,668,392	$ 4,484,834	$ 4,668,392	$ (183,558)
05/20/22	BNS	COP	5,500,000,000	USD	1,472,360	1,385,441	1,472,360	(86,919)
05/20/22	BBH	HUF	500,000,000	USD	1,429,221	1,391,279	1,429,221	(37,942)
05/20/22	SG	IDR	76,000,000,000	USD	5,299,423	5,246,782	5,299,423	(52,641)
05/20/22	SG	INR	250,300,000	USD	3,276,849	3,267,953	3,276,849	(8,896)
05/20/22	SG	KRW	6,000,000,000	USD	4,880,181	4,776,923	4,880,181	(103,258)
05/20/22	BBH	MXN	187,000,000	USD	9,381,774	9,132,636	9,381,774	(249,138)
05/20/22	BNS	PEN	5,300,000	USD	1,409,949	1,378,075	1,409,949	(31,874)
05/20/22	SG	PHP	248,530,000	USD	4,751,540	4,757,044	4,751,540	5,504
05/20/22	BBH	THB	50,000,000	USD	1,514,360	1,483,262	1,514,360	(31,098)
05/20/22	BBH	ZAR	64,500,000	USD	4,504,216	4,172,792	4,504,216	(331,424)
05/20/22	BNS	USD	1,356,852	CLP	1,100,000,000	1,356,852	1,285,576	71,276
05/20/22	BBH	USD	1,356,297	RON	6,200,000	1,356,297	1,318,802	37,495
Net Unrealized Appreciation / (Depreciation)								$(1,002,473)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2022, securities noted as such amounted to $753,052 or 0.3% of net assets.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(c)	Zero coupon bond.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Currency Exposure Diversification	% of Total Investments (including cash)†
IDR	15.7%
ZAR	14.7
BRL	13.6
MXN	10.1
COP	8.8
INR	7.3
PEN	5.7
THB	5.5
MYR	5.1
PLN	5.1
HUF	4.7
RON	4.4
PHP	4.2
CLP	2.7
KRW	2.0
CNH	1.8
CZK	1.3
TRY	1.1
ILS	0.1
EUR	0.0*
USD	(13.9)
Total	100.0%

†	The weightings include the impact of currency forwards.
*	Amount is less than 0.1%.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 221,187,501	$ —	$ 221,187,501	$ —
Foreign Corporate Bonds and Notes*	15,947,505	—	15,947,505	—
Total Investments	237,135,006	—	237,135,006	—
Forward Foreign Currency Contracts**	114,275	—	114,275	—
Total	$ 237,249,281	$—	$ 237,249,281	$—

LIABILITIES TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (1,116,748)	$ —	$ (1,116,748)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
April 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $279,099,221)	$ 237,135,006
Cash	5,853,598
Foreign currency (Cost $3,073,482)	3,063,229
Unrealized appreciation on forward foreign currency contracts	114,275
Receivables:
Investment securities sold	6,774,809
Interest	5,566,719
Interest reclaims	169,938
Total Assets	258,677,574
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	1,116,748
Due to broker	172,911
Payables:
Investment advisory fees	190,110
Deferred foreign capital gains tax	40,927
Total Liabilities	1,520,696
NET ASSETS	$257,156,878
NET ASSETS consist of:
Paid-in capital	$ 336,864,393
Par value	91,500
Accumulated distributable earnings (loss)	(79,799,015)
NET ASSETS	$257,156,878
NET ASSET VALUE, per share	$28.10
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	9,150,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
INVESTMENT INCOME:
Interest	$ 7,346,222
Foreign withholding tax	(218,020)
Other	65
Total investment income	7,128,267
EXPENSES:
Investment advisory fees	1,129,352
Total expenses	1,129,352
NET INVESTMENT INCOME (LOSS)	5,998,915
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(10,185,096)
Forward foreign currency contracts	(11,160,045)
Foreign currency transactions	(266,116)
Foreign capital gains tax	(850)
Net realized gain (loss)	(21,612,107)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,983,063)
Forward foreign currency contracts	(1,354,245)
Foreign currency translation	110,211
Deferred foreign capital gains tax	79,482
Net change in unrealized appreciation (depreciation)	(12,147,615)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(33,759,722)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,760,807)
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 5,998,915	$ 11,957,035
Net realized gain (loss)	(21,612,107)	(6,348,806)
Net change in unrealized appreciation (depreciation)	(12,147,615)	(18,292,516)
Net increase (decrease) in net assets resulting from operations	(27,760,807)	(12,684,287)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(7,575,147)	(11,218,417)
Return of capital	—	(3,557,692)
Total distributions to shareholders	(7,575,147)	(14,776,109)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	48,517,948	139,192,070
Cost of shares redeemed	(15,255,205)	(32,886,326)
Net increase (decrease) in net assets resulting from shareholder transactions	33,262,743	106,305,744
Total increase (decrease) in net assets	(2,073,211)	78,845,348
NET ASSETS:
Beginning of period	259,230,089	180,384,741
End of period	$257,156,878	$259,230,089
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,100,002	5,250,002
Shares sold	1,550,000	3,800,000
Shares redeemed	(500,000)	(950,000)
Shares outstanding, end of period	9,150,002	8,100,002

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 32.00	$ 34.36	$ 38.45	$ 36.11	$ 41.55	$ 42.32
Income from investment operations:
Net investment income (loss)	0.78	1.84	1.66	2.25	1.80	2.30
Net realized and unrealized gain (loss)	(3.81)	(2.25)	(3.72)	2.16	(4.76)	(0.65)
Total from investment operations	(3.03)	(0.41)	(2.06)	4.41	(2.96)	1.65
Distributions paid to shareholders from:
Net investment income	(0.87)	(1.48)	(0.04)	(1.94)	(0.79)	(2.42)
Return of capital	—	(0.47)	(1.99)	(0.13)	(1.69)	—
Total distributions	(0.87)	(1.95)	(2.03)	(2.07)	(2.48)	(2.42)
Net asset value, end of period	$28.10	$32.00	$34.36	$38.45	$36.11	$41.55
Total return (a)	(9.64)%	(1.53)%	(5.37)%	12.46%	(7.55)%	4.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 257,157	$ 259,230	$ 180,385	$ 148,045	$ 55,976	$ 49,862
Ratio of total expenses to average net assets	0.85% (b)	0.85%	0.85%	0.85%	0.85% (c)	0.85%
Ratio of net investment income (loss) to average net assets	4.52% (b)	4.55%	4.82%	4.91%	4.63% (c)	4.95%
Portfolio turnover rate (d)	21%	42%	59%	25%	61%	16%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Annualized.
(c)	Includes excise tax.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks of shares called “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At April 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 114,275	$ —	$ 114,275	$ (114,275)	$ —	$ —
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (1,116,748)	$ —	$ (1,116,748)	$ 114,275	$ —	$ (1,002,473)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$11,218,417
Capital gains	—
Return of capital	3,557,692

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(6,107,269)
Net unrealized appreciation (depreciation)	(38,355,792)
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, the Fund had $6,107,269 of capital loss carryforward available to the extent provided by regulations to offset future capital gains.
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$279,099,221	$915,368	$(43,882,056)	$(42,966,688)
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $78,521,263 and $52,638,374, respectively.
For the six months ended April 30, 2022, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 114,275	Unrealized depreciation on forward foreign currency contracts	$ 1,116,748
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(11,160,045)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(1,354,245)
For the six months ended April 30, 2022, the notional values of forward foreign currency contracts opened and closed were $766,085,080 and $780,394,842, respectively.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $280 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2022.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2022 (Unaudited)
through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Limited
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Semi-Annual Report
For the Six Months Ended
April 30, 2022

First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
April 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust RiverFront Dynamic International ETFs  (the “Funds”), which contains detailed information about the Funds for the six months ended April 30, 2022.
A couple of famous financial industry quotes came to mind recently as I was sizing up the current business climate: “There’s no such thing as a free lunch” and “Don’t fight the Fed!” It seems that for some, the trillions of dollars of financial stimulus funneled into U.S. households and businesses by the Federal government and its agencies to help mitigate the fallout stemming from the coronavirus (“COVID-19”) pandemic, which commenced sometime around February 2020, was for all intents and purposes “free money.” It was not free. From the close of February 2020 through March 2022, the Federal Reserve (the “Fed”) expanded the U.S. money supply, known as M2, by 41% to $21.81 trillion to boost liquidity in the financial system. Normally, M2 grows around 6.0% on a year-over-year basis. When you factor in that all this new capital was accompanied by a breakdown of the global supply chain, there is little wonder why inflation is rampant.
One of the more common definitions of inflation is too many dollars chasing too few goods. The biggest downside to the supply chain bottlenecks, such as the severe backup of container ships at some U.S. ports, is that they have markedly reduced the flow of imported goods to retailers. The Fed has been signaling to Americans and the rest of the globe that, after many years of artificially low interest rates, tighter monetary policy will likely rule the day for the foreseeable future. Higher interest rates make borrowing capital more expensive and that should slow consumption over time, which, in turn, should bring down inflation. Don’t fight the Fed is code for don’t bet against the Fed, in my opinion. Stay tuned!
The primary job of the Fed is price stability. Its standard inflation target rate is 2.0%. The most recent Consumer Price Index release showed that prices were up 8.3% on a year-over-year basis as of April 30, 2022, according to data from the U.S. Bureau of Labor Statistics. While down from 8.5% the prior month, it is clearly elevated and that means the Fed has some work to do to with respect to mitigating inflation. The war between Russia and Ukraine is making the Fed’s job even tougher, particularly in the areas of food and energy. Rising costs and potential shortages could become even bigger if the COVID-19 outbreak in China grows. These are important events to monitor. Fed Chairman Jerome Powell has stated that the Fed is poised to raise the Federal Funds target rate (upper bound) by 50 basis points at each of its next two meetings (set for June and July), which would take the rate up to 2.00%. Data from CME Group indicates that current market pricing has the rate rising to 2.75% or 3.00% by year-end.
Securities markets do not go up in a straight line and they do not just go up year in and year out. In fact, what we have witnessed over the past couple of decades are often referred to as boom and bust cycles. Thankfully, it has ended up more boom than bust. Simply put, investors, not traders of the market, need to be willing to take the bad with the good. As the various stages of an economic cycle come and go (expansion to contraction), the markets tend to reprice securities to reflect the current narrative. In other words, we believe the markets essentially heal themselves − if you let them. That is an accurate depiction of how the markets have behaved so far in 2022, in my opinion. In response to a softening economy, the stock and bond markets have experienced some serious downside through the first four months of this year, as measured by the broader market indices. As of today, Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for the U.S. in 2022 or 2023. Whether he is proven right or wrong, we encourage investors to stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (4/13/16) to 4/30/22	5 Years Ended 4/30/22	Inception (4/13/16) to 4/30/22
Fund Performance
NAV	-13.85%	-7.47%	3.41%	5.54%	18.28%	38.52%
Market Price	-14.83%	-7.81%	3.26%	5.46%	17.40%	37.93%
Index Performance
MSCI EAFE Index	-11.80%	-8.15%	4.77%	6.10%	26.25%	43.07%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Industrials	17.6%
Health Care	17.0
Financials	14.0
Materials	13.3
Consumer Discretionary	9.6
Communication Services	7.9
Consumer Staples	6.1
Real Estate	5.3
Utilities	4.4
Information Technology	3.4
Energy	1.4
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	85.2%
Real Estate Investment Trusts	4.7
Net Other Assets and Liabilities(1)	10.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.6%
Roche Holding AG	3.1
Novartis AG	3.0
Hapag-Lloyd AG	2.5
GlaxoSmithKline PLC	2.3
Novo Nordisk A.S., Class B	2.2
BHP Group Ltd.	2.1
Rio Tinto PLC	2.0
Mercedes-Benz Group AG	1.9
Anglo American PLC	1.8
Total	24.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (4/13/16) to 4/30/22	5 Years Ended 4/30/22	Inception (4/13/16) to 4/30/22
Fund Performance
NAV	-14.35%	-7.82%	4.26%	6.81%	23.17%	48.94%
Market Price	-14.56%	-7.50%	4.19%	6.82%	22.76%	48.99%
Index Performance
MSCI Europe Index	-11.73%	-6.69%	4.93%	6.11%	27.21%	43.11%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Health Care	19.3%
Industrials	17.9
Consumer Discretionary	13.0
Financials	11.8
Consumer Staples	9.8
Materials	8.8
Information Technology	5.3
Energy	5.0
Real Estate	3.5
Utilities	3.1
Communication Services	2.5
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	96.6%
Real Estate Investment Trusts	3.1
Net Other Assets and Liabilities(1)	0.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Novo Nordisk A.S., Class B	3.8%
Novartis AG	3.4
LVMH Moet Hennessy Louis Vuitton SE	3.0
Shell PLC	2.8
ASML Holding N.V.	2.5
Nestle S.A.	2.5
Rio Tinto PLC	2.5
GlaxoSmithKline PLC	2.5
Mercedes-Benz Group AG	2.4
British American Tobacco PLC	2.3
Total	27.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)	Includes forward foreign currency contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/22	1 Year Ended 4/30/22	5 Years Ended 4/30/22	Inception (6/14/16) to 4/30/22	5 Years Ended 4/30/22	Inception (6/14/16) to 4/30/22
Fund Performance
NAV	-8.06%	-14.75%	2.86%	6.52%	15.13%	44.95%
Market Price	-8.55%	-15.49%	2.50%	6.28%	13.12%	43.01%
Index Performance
MSCI Emerging Markets Index	-14.15%	-18.33%	4.32%	7.56%	23.53%	53.46%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	26.6%
Materials	14.5
Energy	10.1
Financials	9.9
Communication Services	8.5
Industrials	8.3
Consumer Discretionary	6.5
Consumer Staples	6.1
Health Care	4.4
Utilities	3.1
Real Estate	1.1
Other *	0.9
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.
Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	5.7%
Tencent Holdings Ltd.	2.7
Samsung Electronics Co., Ltd.	2.7
Infosys Ltd.	2.0
SK Hynix, Inc.	1.8
Tata Consultancy Services Ltd.	1.7
Petroleo Brasileiro S.A. (Preference Shares)	1.7
Petroleo Brasileiro S.A.	1.6
Capitec Bank Holdings Ltd.	1.4
Alibaba Group Holding Ltd.	1.4
Total	22.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

(1)Includes forward foreign currency contracts.
(1)Includes forward foreign currency contracts.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC (“RIG”) is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA, Portfolio Manager of RIG
Chris Konstantinos, CFA, Portfolio Manager of RIG

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
April 30, 2022 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$861.50	0.83%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$856.50	0.83%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$919.40	0.95%	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2021 through April 30, 2022), multiplied by 181/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 85.2%
	Australia – 11.0%
94,257	ALS Ltd. (b)	$853,506
88,905	BHP Group Ltd. (b)	2,970,799
11,642	Commonwealth Bank of Australia (b)	846,181
320,038	Endeavour Group Ltd. (b)	1,751,907
161,951	Fortescue Metals Group Ltd. (b)	2,447,578
443,844	Harvey Norman Holdings Ltd. (b)	1,581,001
42,983	JB Hi-Fi Ltd. (b)	1,591,934
338,777	Nufarm Ltd. (b)	1,524,057
16,860	Rio Tinto Ltd. (b)	1,333,692
77,570	Sonic Healthcare Ltd. (b)	2,003,341
		16,903,996
	Austria – 0.3%
18,913	EVN AG (b)	481,455
	Belgium – 1.3%
6,355	Sofina S.A. (b)	1,947,534
	Bermuda – 1.3%
70,500	Orient Overseas International Ltd. (b)	1,945,384
	Canada – 1.0%
17,738	West Fraser Timber Co., Ltd.	1,559,022
	Cayman Islands – 1.3%
489,564	Xinyi Glass Holdings Ltd. (b)	1,083,313
654,876	Xinyi Solar Holdings Ltd. (b)	973,425
		2,056,738
	Denmark – 4.8%
728	AP Moller - Maersk A.S., Class A (b)	2,060,706
742	AP Moller - Maersk A.S., Class B (b)	2,147,517
27,041	Novo Nordisk A.S., Class B (b)	3,088,793
		7,297,016
	France – 6.7%
14,907	BioMerieux (b)	1,419,174
6,436	Casino Guichard Perrachon S.A. (b) (c)	112,765
3,054	Christian Dior SE (b)	1,869,972
8,883	Dassault Aviation S.A. (b)	1,490,613
225,838	Electricite de France S.A. (b)	2,053,104
89,510	Metropole Television S.A. (b)	1,661,051
6,003	Vinci S.A. (b)	582,494
94,833	Vivendi SE (b)	1,089,212
		10,278,385
	Germany – 6.9%
15,261	Aurubis AG (b)	1,734,251
8,548	Hapag-Lloyd AG (b) (d) (e)	3,402,845
37,079	Mercedes-Benz Group AG (b)	2,588,159
11,620	Nemetschek SE (b)	922,098
Shares	Description	Value

	Germany (Continued)
9,027	Volkswagen AG (b)	$1,957,610
		10,604,963
	Israel – 0.8%
10,252	Check Point Software Technologies Ltd. (c)	1,294,725
	Italy – 1.6%
49,491	Azimut Holding S.p.A. (b)	1,050,490
129,597	BPER Banca (b)	216,504
227,646	Snam S.p.A. (b)	1,248,548
		2,515,542
	Japan – 10.7%
37,200	Chugai Pharmaceutical Co., Ltd. (b)	1,114,704
243,800	Daiwa Securities Group, Inc. (b)	1,194,895
61,100	ITOCHU Corp. (b)	1,844,058
81,600	Mitsubishi Chemical Holdings Corp. (b)	497,568
20,900	NEC Corp. (b)	810,834
2,225	Nintendo Co., Ltd. (b)	1,015,469
18,500	Nissan Chemical Corp. (b)	977,218
102,900	ORIX Corp. (b)	1,876,790
43,900	Recruit Holdings Co., Ltd. (b)	1,592,763
59,200	SBI Holdings, Inc. (b)	1,324,134
5,700	Shimano, Inc. (b)	1,009,951
51,900	SoftBank Group Corp. (b)	2,134,660
52,100	Yamaha Motor Co., Ltd. (b)	1,075,641
		16,468,685
	Jersey – 2.1%
15,411	Ferguson PLC (b)	1,933,297
447,434	Man Group PLC (b)	1,304,059
		3,237,356
	Luxembourg – 2.0%
167,789	B&M European Value Retail S.A. (b)	1,028,058
21,557	Eurofins Scientific SE (b)	2,003,460
		3,031,518
	Netherlands – 1.0%
1,882	Airbus SE (b)	206,026
1,340	ASML Holding N.V. (b)	760,502
2,755	Ferrari N.V. (b)	580,078
		1,546,606
	New Zealand – 0.7%
353,343	Spark New Zealand Ltd. (b)	1,117,515
	Norway – 1.4%
516,790	DNO ASA (b)	783,425
71,951	TGS NOPEC Geophysical Co., ASA (b)	1,109,972

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Norway (Continued)
39,049	Wallenius Wilhelmsen ASA (b)	$245,102
		2,138,499
	Spain – 3.5%
548,195	CaixaBank S.A. (b)	1,769,517
7,566	EDP Renovaveis S.A. (b)	179,066
436,651	Telefonica S.A. (b)	2,124,151
267,266	Telefonica S.A., ADR (c)	1,277,531
		5,350,265
	Sweden – 3.2%
94,890	Investor AB, Class A (b)	1,981,922
105,573	Investor AB, Class B (b)	2,031,531
41,638	Swedish Orphan Biovitrum AB (b) (c)	875,931
		4,889,384
	Switzerland – 10.8%
6,299	Kuehne + Nagel International AG (b)	1,762,122
38,666	Nestle S.A. (b)	4,991,552
46,147	Novartis AG (b)	4,077,979
11,538	Roche Holding AG (b)	4,278,452
3,770	Roche Holding AG (b)	1,514,581
		16,624,686
	United Kingdom – 12.8%
129,315	3i Group PLC (b)	2,116,271
55,362	Anglo American PLC (b)	2,452,038
75,587	BAE Systems PLC (b)	698,171
36,267	British American Tobacco PLC (b)	1,520,035
74,354	Evraz PLC (b) (f)	75,629
141,227	GlaxoSmithKline PLC (b)	3,183,620
Shares	Description	Value

	United Kingdom (Continued)
161,519	IG Group Holdings PLC (b)	$1,650,736
15,104	Intertek Group PLC (b)	941,205
49,493	RELX PLC (b)	1,474,420
70,574	Rightmove PLC (b)	542,509
40,060	Rio Tinto PLC (b)	2,830,486
92,801	SSE PLC (b)	2,155,380
		19,640,500
	Total Common Stocks	130,929,774
	(Cost $129,787,680)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.7%
	Australia – 1.5%
108,875	Goodman Group (b)	1,812,104
186,538	Growthpoint Properties Australia Ltd. (b)	573,760
		2,385,864
	Belgium – 0.9%
34,133	Warehouses De Pauw CVA (b)	1,313,103
	United Kingdom – 2.3%
94,630	Safestore Holdings PLC (b)	1,488,698
123,969	Segro PLC (b)	2,075,501
		3,564,199
	Total Real Estate Investment Trusts	7,263,166
	(Cost $6,135,545)
	Total Investments – 89.9%	138,192,940
	(Cost $135,923,225)
	Net Other Assets and Liabilities – 10.1%	15,583,751
	Net Assets – 100.0%	$153,776,691

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2022	Sale Value as of 4/30/2022	Unrealized Appreciation/ (Depreciation)
05/31/22	BBH	USD	6,975,000	EUR	6,604,988	$ 6,975,000	$ 6,976,398	$ (1,398)
05/31/22	BBH	USD	5,300,000	JPY	687,357,000	5,300,000	5,301,397	(1,397)
Net Unrealized Appreciation / (Depreciation)								$(2,795)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2022, securities noted as such are valued at $134,061,662 or 87.2% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(e)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

ADR	American Depositary Receipt

Currency Exposure Diversification	% of Total Investments†
EUR	24.6%
JPY	16.8
GBP	16.2
AUD	11.4
CHF	9.8
USD	9.7
DKK	4.3
SEK	2.9
HKD	2.4
NOK	1.3
NZD	0.6
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 1,559,022	$ 1,559,022	$ —	$ —
Israel	1,294,725	1,294,725	—	—
Spain	5,350,265	1,277,531	4,072,734	—
Other Country Categories*	122,725,762	—	122,725,762	—
Real Estate Investment Trusts*	7,263,166	—	7,263,166	—
Total Investments	$ 138,192,940	$ 4,131,278	$ 134,061,662	$—

LIABILITIES TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (2,795)	$ —	$ (2,795)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 96.6%
	Australia – 1.4%
3,924	Rio Tinto Ltd. (b)	$310,404
	Belgium – 1.0%
744	Sofina S.A. (b)	228,004
	Denmark – 8.4%
147	AP Moller - Maersk A.S., Class A (b)	416,104
151	AP Moller - Maersk A.S., Class B (b)	437,028
7,545	Novo Nordisk A.S., Class B (b)	861,838
2,854	Novozymes A.S., Class B (b)	198,951
		1,913,921
	France – 16.7%
3,124	Amundi S.A. (b) (c) (d)	187,846
1,740	Arkema S.A. (b)	198,263
2,280	BioMerieux (b)	217,060
3,686	Bureau Veritas S.A. (b)	105,887
14,727	Carrefour S.A. (b)	312,324
357	Christian Dior SE (b)	218,592
9,882	Electricite de France S.A. (b)	89,838
256	Hermes International (b)	315,663
3,020	Ipsen S.A. (b)	313,065
428	Kering S.A. (b)	227,727
2,990	Legrand S.A. (b)	264,956
1,042	LVMH Moet Hennessy Louis Vuitton SE (b)	674,315
2,550	Sanofi (b)	269,522
460	Sartorius Stedim Biotech (b)	150,525
1,183	Schneider Electric SE (b)	169,724
549	Thales S.A. (b)	70,286
		3,785,593
	Germany – 14.4%
3,042	Bechtle AG (b)	140,570
4,854	Covestro AG (b) (c) (d)	208,992
24,414	Deutsche Bank AG (b) (e)	244,124
5,725	Deutsche Post AG (b)	244,586
26,086	E.ON SE (b)	271,476
8,381	Fresenius SE & Co., KGaA (b)	296,251
9,809	Infineon Technologies AG (b)	278,411
7,719	Mercedes-Benz Group AG (b)	538,796
835	Nemetschek SE (b)	66,261
1,246	Rheinmetall AG (b)	280,878
4,245	TAG Immobilien AG (b)	84,838
1,825	Volkswagen AG (b)	395,772
1,188	Volkswagen AG (Preference Shares) (b)	183,981
722	Zalando SE (b) (c) (d) (e)	28,408
		3,263,344
	Italy – 0.7%
7,233	Azimut Holding S.p.A. (b)	153,527
Shares	Description	Value

	Jersey – 2.3%
6,432	Experian PLC (b)	$222,125
2,452	Ferguson PLC (b)	307,601
		529,726
	Luxembourg – 2.7%
35,999	B&M European Value Retail S.A. (b)	220,569
2,272	Eurofins Scientific SE (b)	211,155
20,822	Subsea 7 S.A. (b)	170,663
		602,387
	Netherlands – 6.4%
1,007	ASML Holding N.V. (b)	571,511
3,929	ASR Nederland N.V. (b)	178,568
312	Ferrari N.V. (b)	65,693
11,811	Koninklijke Ahold Delhaize N.V. (b)	348,377
1,551	OCI N.V. (b) (e)	58,772
2,263	Wolters Kluwer N.V. (b)	228,524
		1,451,445
	Norway – 1.4%
9,530	Equinor ASA (b)	322,110
	Spain – 2.5%
78,730	Telefonica S.A. (b)	382,993
39,920	Telefonica S.A., ADR (e)	190,818
		573,811
	Sweden – 2.8%
14,130	Investor AB, Class A (b)	295,126
16,126	Investor AB, Class B (b)	310,311
2,047	Kinnevik AB, Class B (b) (e)	40,065
		645,502
	Switzerland – 11.0%
902	Kuehne + Nagel International AG (b)	252,331
2,177	Logitech International S.A. (b)	141,676
4,408	Nestle S.A. (b)	569,047
8,663	Novartis AG (b)	765,543
1,026	Roche Holding AG (b)	380,455
471	Roche Holding AG (b)	189,222
72	SGS S.A. (b)	185,006
		2,483,280
	United Kingdom – 24.9%
20,090	3i Group PLC (b)	328,778
88,009	abrdn PLC (b)	206,656
9,123	Anglo American PLC (b)	404,067
370	AstraZeneca PLC (b)	49,373
137,732	Barclays PLC (b)	253,171
12,569	British American Tobacco PLC (b)	526,796
6,554	Dunelm Group PLC (b)	80,256
44,089	Evraz PLC (b) (f)	44,845

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
25,033	GlaxoSmithKline PLC (b)	$564,308
3,980	Hikma Pharmaceuticals PLC (b)	93,492
24,034	IG Group Holdings PLC (b)	245,629
8,146	IMI PLC (b)	137,136
15,676	Imperial Brands PLC (b)	326,304
2,394	Intertek Group PLC (b)	149,182
71,691	Marks & Spencer Group PLC (b) (e)	122,385
12,854	RELX PLC (b)	382,927
7,998	Rio Tinto PLC (b)	565,108
46,298	Royal Mail PLC (b)	198,447
23,474	Shell PLC (b)	630,181
14,138	SSE PLC (b)	328,367
		5,637,408
	Total Common Stocks	21,900,462
	(Cost $25,242,732)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 3.1%
	Belgium – 0.6%
3,767	Warehouses De Pauw CVA (b)	$144,918
	United Kingdom – 2.5%
20,982	Segro PLC (b)	351,283
67,866	Tritax Big Box REIT PLC (b)	207,172
		558,455
	Total Real Estate Investment Trusts	703,373
	(Cost $739,964)
	Total Investments – 99.7%	22,603,835
	(Cost $25,982,696)
	Net Other Assets and Liabilities – 0.3%	72,257
	Net Assets – 100.0%	$22,676,092

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2022	Sale Value as of 4/30/2022	Unrealized Appreciation/ (Depreciation)
05/31/22	BBH	USD	1,970,000	EUR	1,865,494	$ 1,970,000	$ 1,970,395	$ (395)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2022, securities noted as such are valued at $22,413,017 or 98.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
EUR	33.8%
GBP	30.7
CHF	11.0
USD	9.6
DKK	8.4
SEK	2.9
NOK	2.2
AUD	1.4
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Spain	$ 573,811	$ 190,818	$ 382,993	$ —
Other Country Categories*	21,326,651	—	21,326,651	—
Real Estate Investment Trusts*	703,373	—	703,373	—
Total Investments	$ 22,603,835	$ 190,818	$ 22,413,017	$—

LIABILITIES TABLE
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (395)	$ —	$ (395)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 99.9%
	Argentina – 0.7%
26,330	Grupo Financiero Galicia S.A., ADR	$239,340
	Bermuda – 1.2%
610,164	Gemdale Properties & Investment Corp., Ltd. (b)	64,716
1,060,858	Sinopec Kantons Holdings Ltd. (b)	360,925
		425,641
	Brazil – 14.1%
75,296	Cia Siderurgica Nacional S.A., ADR	316,996
61,581	CPFL Energia S.A.	450,278
65,756	Equatorial Energia S.A.	341,020
62,284	JBS S.A.	476,835
79,786	Marfrig Global Foods S.A.	302,590
86,896	Petroleo Brasileiro S.A.	587,749
99,485	Petroleo Brasileiro S.A. (Preference Shares)	609,312
37,027	Petroleo Brasileiro S.A., ADR	502,456
36,892	Petroleo Brasileiro S.A., ADR	452,665
28,834	Suzano S.A.	289,334
22,215	Vale S.A.	374,253
27,480	Vale S.A., ADR	464,137
		5,167,625
	Cayman Islands – 7.5%
28,486	ANTA Sports Products Ltd. (b)	327,375
167,563	Asia Cement China Holdings Corp. (b)	108,081
431,711	Country Garden Holdings Co., Ltd. (b)	298,604
26,260	ENN Energy Holdings Ltd. (b)	351,755
567,572	Sino Biopharmaceutical Ltd. (b)	297,710
67,045	Sunac China Holdings Ltd. (b) (c)	39,132
21,447	Tencent Holdings Ltd. (b)	1,010,687
103,213	Wisdom Marine Lines Co., Ltd. (b)	317,596
		2,750,940
	Chile – 1.3%
4,125,706	Cia Sud Americana de Vapores S.A.	466,389
	China – 2.1%
42,800	Alibaba Group Holding Ltd. (b) (d)	522,061
43,371	Anhui Conch Cement Co., Ltd., Class H (b)	235,680
		757,741
	Colombia – 0.7%
317,552	Ecopetrol S.A.	257,219
Shares	Description	Value

	Hong Kong – 1.2%
470,000	Lenovo Group Ltd. (b)	$456,371
	India – 17.3%
11,582	Asian Paints Ltd. (b)	488,207
26,299	Aurobindo Pharma Ltd. (b)	215,036
77,957	Bharat Petroleum Corp., Ltd. (b)	366,864
49,829	Chambal Fertilisers and Chemicals Ltd. (b)	295,395
39,649	Dabur India Ltd. (b)	287,034
6,841	Divi’s Laboratories Ltd. (b)	400,458
30,797	HCL Technologies Ltd. (b)	431,359
5,014	HDFC Asset Management Co., Ltd. (b) (e) (f)	132,764
16,585	Hindustan Unilever Ltd. (b)	481,856
36,501	Infosys Ltd. (b)	739,773
18,879	Infosys Ltd., ADR	375,126
53,606	Jindal Steel & Power Ltd. (b)	373,797
16,790	Jubilant Foodworks Ltd. (b)	118,567
3,299	Mindtree Ltd. (b)	150,960
3,455	Reliance Industries Ltd. (b)	125,183
42,177	Sun Pharmaceutical Industries Ltd. (b)	509,835
31,895	Sun TV Network Ltd. (b)	200,108
13,558	Tata Consultancy Services Ltd. (b)	624,866
		6,317,188
	Indonesia – 2.1%
441,815	Indofood CBP Sukses Makmur Tbk PT (b) (c)	232,426
1,069,886	Indosat Tbk PT (b) (c)	516,912
		749,338
	Israel – 1.2%
11,807	Mizrahi Tefahot Bank Ltd. (b)	436,737
	Malaysia – 0.5%
130,057	Supermax Corp. Bhd	33,160
385,600	Top Glove Corp. Bhd	148,802
		181,962
	Mexico – 2.7%
110,170	Grupo Mexico S.A.B. de C.V., Series B	516,068
136,464	Wal-Mart de Mexico S.A.B. de C.V.	483,691
		999,759
	Netherlands – 0.2%
504,911	Steinhoff International Holdings N.V. (b) (d)	83,459
	Poland – 0.6%
12,536	Asseco Poland S.A. (b)	220,287
	Russia – 0.1%
59,735	Rosneft Oil Co. PJSC (b) (c) (g)	16,139

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Russia (Continued)
23,602	Severstal PAO (b) (c) (g)	$29,192
		45,331
	South Africa – 5.8%
3,810	Capitec Bank Holdings Ltd. (b)	531,837
32,088	Exxaro Resources Ltd. (b)	458,543
33,881	Impala Platinum Holdings Ltd. (b)	438,265
12,468	Kumba Iron Ore Ltd. (b)	413,919
29,917	Vodacom Group Ltd. (b)	287,346
		2,129,910
	South Korea – 18.0%
3,631	Coway Co., Ltd. (b)	203,373
21,883	Daishin Securities Co., Ltd (b)	304,697
22,503	HMM Co., Ltd. (b)	498,795
6,980	Kia Corp. (b)	457,820
4,078	KIWOOM Securities Co., Ltd. (b)	304,339
5,747	Korea Investment Holdings Co., Ltd. (b)	318,620
16,045	KT Corp. (b)	451,767
2,785	Kumho Petrochemical Co., Ltd. (b)	336,749
7,124	LF Corp. (b)	110,120
854	LG Chem Ltd. (b)	349,769
2,837	LX Semicon Co., Ltd. (b)	292,718
61,920	Mirae Asset Securities Co., Ltd. (b)	391,686
30,078	NH Investment & Securities Co., Ltd. (b)	256,707
18,450	Samsung Electronics Co., Ltd. (b)	983,266
10,264	Samsung Securities Co., Ltd. (b)	320,564
6,329	SIMMTECH Co., Ltd. (b)	243,921
7,383	SK Hynix, Inc. (b)	646,958
8,854	Tongyang Life Insurance Co., Ltd. (b)	47,129
108,872	Woori Investment Bank Co., Ltd. (b)	74,311
		6,593,309
	Spain – 1.2%
89,304	Telefonica S.A. (b)	434,432
	Taiwan – 16.7%
848,199	AU Optronics Corp. (b)	484,482
73,357	Elite Semiconductor Microelectronics Technology, Inc. (b)	301,027
107,251	Evergreen Marine Corp. Taiwan Ltd. (b)	515,549
82,570	Gigabyte Technology Co., Ltd. (b)	296,235
232,059	Macronix International (b)	295,270
Shares	Description	Value

	Taiwan (Continued)
14,002	MediaTek, Inc. (b)	$386,007
39,158	Novatek Microelectronics Corp. (b)	518,004
116,581	Taiwan Semiconductor Manufacturing Co., Ltd. (b)	2,108,095
2,783	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	258,624
94,034	Wan Hai Lines Ltd. (b)	455,804
117,558	Yang Ming Marine Transport Corp. (b) (d)	490,443
		6,109,540
	Thailand – 0.7%
207,600	Com7 PCL	250,805
	Turkey – 4.0%
1,312,337	Dogan Sirketler Grubu Holding A.S. (b)	304,794
219,366	Haci Omer Sabanci Holding A.S. (b)	295,306
465,183	Petkim Petrokimya Holding A.S. (b) (d)	298,639
357,899	Turk Telekomunikasyon A.S.	242,966
268,319	Turkiye Sise ve Cam Fabrikalari A.S.	327,442
		1,469,147
	Total Common Stocks	36,542,470
	(Cost $35,808,303)
EXCHANGE-TRADED FUNDS (a) – 0.9%
	United States – 0.9%
6,581	iShares Core MSCI Emerging Markets ETF	343,857
	(Cost $348,859)
	Total Investments – 100.8%	36,886,327
	(Cost $36,157,162)
	Net Other Assets and Liabilities – (0.8)%	(302,772)
	Net Assets – 100.0%	$36,583,555

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2022 (Unaudited)
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2022, securities noted as such are valued at $27,775,213 or 75.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)	Non-income producing security.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(f)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

ADR	American Depositary Receipt

Currency Exposure Diversification	% of Total Investments
South Korean Won	17.9%
New Taiwan Dollar	16.7
Indian Rupee	16.1
Hong Kong Dollar	11.0
Brazilian Real	9.3
United States Dollar	8.0
South African Rand	5.8
Turkish Lira	4.0
Mexican Peso	2.7
Indonesian Rupiah	2.0
Euro	1.4
Chilean Peso	1.3
Israeli Shekel	1.2
Colombian Peso	0.7
Thai Baht	0.7
Polish Zloty	0.6
Malaysian Ringgit	0.5
Russian Ruble	0.1
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Argentina	$ 239,340	$ 239,340	$ —	$ —
Brazil	5,167,625	5,167,625	—	—
Chile	466,389	466,389	—	—
Colombia	257,219	257,219	—	—
India	6,317,188	375,126	5,942,062	—
Malaysia	181,962	181,962	—	—
Mexico	999,759	999,759	—	—
Russia	45,331	—	—	45,331
Taiwan	6,109,540	258,624	5,850,916	—
Thailand	250,805	250,805	—	—
Turkey	1,469,147	570,408	898,739	—
Other Country Categories*	15,038,165	—	15,038,165	—
Exchange-Traded Funds*	343,857	343,857	—	—
Total Investments	$ 36,886,327	$ 9,111,114	$ 27,729,882	$ 45,331

*	See Portfolio of Investments for country breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
April 30, 2022 (Unaudited)
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 138,192,940	$ 22,603,835	$ 36,886,327
Cash	1,272,678	129,220	138,646
Foreign currency	34,512	19,965	61,452
Due from broker	99,325	—	—
Receivables:
Investment securities sold	42,118,592	2,768,546	9,635,486
Dividend reclaims	557,540	144,018	1,711
Dividends	306,360	61,415	311,269
Fund shares sold	—	—	16,055
Prepaid foreign capital gains tax	—	—	590
Total Assets	182,581,947	25,726,999	47,051,536
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	2,795	395	—
Payables:
Investment securities purchased	28,692,601	3,032,594	10,303,456
Investment advisory fees	109,860	17,918	34,314
Deferred foreign capital gains tax	—	—	130,211
Total Liabilities	28,805,256	3,050,907	10,467,981
NET ASSETS	$153,776,691	$22,676,092	$36,583,555
NET ASSETS consist of:
Paid-in capital	$ 220,573,534	$ 42,706,557	$ 56,283,698
Par value	25,174	3,500	6,000
Accumulated distributable earnings (loss)	(66,822,017)	(20,033,965)	(19,706,143)
NET ASSETS	$153,776,691	$22,676,092	$36,583,555
NET ASSET VALUE, per share	$61.09	$64.79	$60.97
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,517,387	350,002	600,002
Investments, at cost	$135,923,225	$25,982,696	$36,157,162
Foreign currency, at cost (proceeds)	$34,428	$19,917	$61,069

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Six Months Ended April 30, 2022 (Unaudited)
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 3,227,786	$ 547,062	$ 985,024
Interest	135	31	39
Foreign withholding tax	(249,580)	(42,853)	(94,015)
Other	764	19	57
Total investment income	2,979,105	504,259	891,105
EXPENSES:
Investment advisory fees	699,374	100,970	218,487
Total expenses	699,374	100,970	218,487
NET INVESTMENT INCOME (LOSS)	2,279,731	403,289	672,618
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(593,864)	(1,045,791)	2,330,285
In-kind redemptions	—	(25,453)	19,624
Forward foreign currency contracts	507,670	41,731	—
Foreign currency transactions	178,454	1,739	(102,292)
Foreign capital gains tax	—	—	(130,265)
Net realized gain (loss)	92,260	(1,027,774)	2,117,352
Net change in unrealized appreciation (depreciation) on:
Investments	(26,985,674)	(3,106,825)	(6,893,178)
Forward foreign currency contracts	(70,419)	(10,285)	—
Foreign currency translation	(71,802)	(18,262)	(9,236)
Deferred foreign capital gains tax	—	—	137,985
Net change in unrealized appreciation (depreciation)	(27,127,895)	(3,135,372)	(6,764,429)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,035,635)	(4,163,146)	(4,647,077)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,755,904)	$(3,759,857)	$(3,974,459)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021	Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 2,279,731	$ 2,920,667	$ 403,289	$ 264,761
Net realized gain (loss)	92,260	19,871,112	(1,027,774)	7,437,295
Net change in unrealized appreciation (depreciation)	(27,127,895)	22,666,834	(3,135,372)	(1,019,540)
Net increase (decrease) in net assets resulting from operations	(24,755,904)	45,458,613	(3,759,857)	6,682,516
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,941,895)	(2,850,031)	(254,302)	(420,473)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	7,157,610	12,917,390	7,163,510	62,017,714
Proceeds from shares issued through reorganization	—	8,762,219	—	—
Cost of shares redeemed	—	(20,020,290)	(3,439,455)	(62,042,949)
Net increase (decrease) in net assets resulting from shareholder transactions	7,157,610	1,659,319	3,724,055	(25,235)
Total increase (decrease) in net assets	(21,540,189)	44,267,901	(290,104)	6,236,808
NET ASSETS:
Beginning of period	175,316,880	131,048,979	22,966,196	16,729,388
End of period	$ 153,776,691	$ 175,316,880	$ 22,676,092	$ 22,966,196
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,417,387	2,400,002	300,002	300,002
Shares sold	100,000	200,000	100,000	800,000
Shares issued through reorganization	—	117,432	—	—
Shares redeemed	—	(300,047)	(50,000)	(800,000)
Shares outstanding, end of period	2,517,387	2,417,387	350,002	300,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Six Months Ended 4/30/2022 (Unaudited)	Year Ended 10/31/2021

$ 672,618	$ 1,162,686
2,117,352	3,314,598
(6,764,429)	1,310,373
(3,974,459)	5,787,657

(627,831)	(990,423)

—	—
—	—
(6,186,633)	(3,602,441)
(6,186,633)	(3,602,441)
(10,788,923)	1,194,793

47,372,478	46,177,685
$36,583,555	$ 47,372,478

700,002	750,002
—	—
—	—
(100,000)	(50,000)
600,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 72.52	$ 54.60	$ 57.70	$ 55.84	$ 63.96	$ 51.36
Income from investment operations:
Net investment income (loss)	0.90	1.21	0.85	1.54	1.34	0.82
Net realized and unrealized gain (loss)	(10.74)	17.89	(2.84)	1.81	(8.00)	12.73
Total from investment operations	(9.84)	19.10	(1.99)	3.35	(6.66)	13.55
Distributions paid to shareholders from:
Net investment income	(1.59)	(1.18)	(1.11)	(1.49)	(1.44)	(0.71)
Net realized gain	—	—	—	—	(0.02)	(0.24)
Total distributions	(1.59)	(1.18)	(1.11)	(1.49)	(1.46)	(0.95)
Net asset value, end of period	$61.09	$72.52	$54.60	$57.70	$55.84	$63.96
Total return (a)	(13.85)%	35.11%	(3.45)%	6.12%	(10.65)%	26.60% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 153,777	$ 175,317	$ 131,049	$ 245,234	$ 499,726	$ 444,522
Ratio of total expenses to average net assets	0.83% (c)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	2.71% (c)	1.79%	1.43%	2.51%	2.28%	1.86%
Portfolio turnover rate (d)	46%	45%	96%	87%	133%	106%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 76.55	$ 55.76	$ 59.49	$ 57.23	$ 65.25	$ 51.17
Income from investment operations:
Net investment income (loss)	1.18	0.98	0.96	1.78	1.48	0.82
Net realized and unrealized gain (loss)	(12.17)	21.31	(3.50)	2.20	(7.97)	14.86
Total from investment operations	(10.99)	22.29	(2.54)	3.98	(6.49)	15.68
Distributions paid to shareholders from:
Net investment income	(0.77)	(1.50)	(1.19)	(1.72)	(1.53)	(0.79)
Net realized gain	—	—	—	—	—	(0.81)
Total distributions	(0.77)	(1.50)	(1.19)	(1.72)	(1.53)	(1.60)
Net asset value, end of period	$64.79	$76.55	$55.76	$59.49	$57.23	$65.25
Total return (a)	(14.35)%	40.20%	(4.22)%	7.01%	(10.16)%	31.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 22,676	$ 22,966	$ 16,729	$ 38,666	$ 88,706	$ 123,980
Ratio of total expenses to average net assets	0.83% (b)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.32% (b)	1.29%	1.59%	2.77%	2.45%	1.71%
Portfolio turnover rate (c)	33%	50%	87%	81%	130%	110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Annualized.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Six Months Ended 4/30/2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 67.67	$ 61.57	$ 60.76	$ 56.40	$ 68.64	$ 56.27
Income from investment operations:
Net investment income (loss)	1.02	1.61	1.10	1.79	1.20	0.71
Net realized and unrealized gain (loss)	(6.82)	5.85	1.81	3.94	(11.87)	13.70
Total from investment operations	(5.80)	7.46	2.91	5.73	(10.67)	14.41
Distributions paid to shareholders from:
Net investment income	(0.90)	(1.36)	(1.73)	(1.37)	(1.18)	(0.77)
Net realized gain	—	—	—	—	(0.30)	(1.27)
Return of capital	—	—	(0.37)	—	(0.09)	—
Total distributions	(0.90)	(1.36)	(2.10)	(1.37)	(1.57)	(2.04)
Net asset value, end of period	$60.97	$67.67	$61.57	$60.76	$56.40	$68.64
Total return (a)	(8.06)%	12.01%	4.74%	10.32%	(15.92)%	26.49%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 36,584	$ 47,372	$ 46,178	$ 72,917	$ 101,512	$ 75,506
Ratio of total expenses to average net assets	0.95% (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.92% (b)	2.19%	1.92%	2.60%	1.90%	1.56%
Portfolio turnover rate (c)	50%	32%	89%	116%	126%	87%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Annualized.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of April 30, 2022, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 2,850,031	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	420,473	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	990,423	—	—
As of October 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 2,592,643	$ (68,361,413)	$ 27,644,552
First Trust RiverFront Dynamic Europe ETF	42,150	(15,787,044)	(274,912)
First Trust RiverFront Dynamic Emerging Markets ETF	176,153	(22,554,889)	7,274,883
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of April 30, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Developed International ETF	$ 68,361,413
First Trust RiverFront Dynamic Europe ETF	15,787,044
First Trust RiverFront Dynamic Emerging Markets ETF	22,554,889
As of April 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 135,923,225	$ 11,749,282	$ (9,482,362)	$ 2,266,920
First Trust RiverFront Dynamic Europe ETF	25,982,696	364,050	(3,743,306)	(3,379,256)
First Trust RiverFront Dynamic Emerging Markets ETF	36,157,162	4,314,172	(3,585,007)	729,165
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On January 15, 2021, the Board of Trustees of RFDI approved a reorganization of RFDI with the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”). The merger was completed on August 27, 2021. RFDI was the surviving fund. Under the terms of the reorganization, which was tax-free, the assets of RFAP were transferred to, and the liabilities of RFAP were assumed by, RFDI in exchange for shares of RFDI. The cost of the investments received from RFAP was carried forward to RFDI for U.S. GAAP and tax purposes. The RFDI shares were then distributed to RFAP shareholders and the separate existence of RFAP ceased. When the reorganization occurred, the transactions were based on the relative NAVs of RFAP and RFDI.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on August 27, 2021	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on August 27, 2021*
RFAP	150,002	$8,762,219	$514,662	$(8,654,877)	0.782867	RFDI	117,432	$171,615,711
* Amount reflects net assets of RFDI prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period November 1, 2020 to August 27, 2021, and the operations of RFDI, the Acquiring (Surviving) Fund, for the fiscal year ended October 31, 2021, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended October 31, 2021, assuming the acquisition had been completed on November 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RFAP that have been included in RFDI’s Statement of Operations since August 27, 2021.
	Net Investment Income	Net Realized and Change in Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the period November 1, 2020 to August 27, 2021 RFAP	$89,635	$1,793,143	$1,882,778
Acquiring Fund for the fiscal year ended October 31, 2021 RFDI	2,920,667	43,052,608	45,973,275
Combined Total	$3,010,302	$44,845,751	$47,856,053
5. Purchases and Sales of Securities
For the six months ended April 30, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 76,983,115	$ 92,199,134
First Trust RiverFront Dynamic Europe ETF	8,399,580	7,953,036
First Trust RiverFront Dynamic Emerging Markets ETF	22,430,546	25,558,529

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
For the six months ended April 30, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 6,887,982	$ —
First Trust RiverFront Dynamic Europe ETF	7,048,680	3,385,062
First Trust RiverFront Dynamic Emerging Markets ETF	—	3,002,772
6. Derivative Transactions
The following table presents the type of derivatives held by each fund at April 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
			Asset Derivatives		Liability Derivatives
Fund	Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFDI	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ —	Unrealized depreciation on forward foreign currency contracts	$ 2,795
RFEU	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward currency currency contracts	395
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	RFDI	RFEU
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$507,670	$41,731
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(70,419)	(10,285)
For the six months ended April 30, 2022, the notional values of forward foreign currency contracts opened and closed were as follows:
	Opened	Closed
First Trust RiverFront Dynamic Developed International ETF	$ 103,168,291	$ 103,336,361
First Trust RiverFront Dynamic Europe ETF	12,847,564	13,123,564
The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2023.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that have been selected by a Fund’s Advisor or Sub-Advisor but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2022 (Unaudited)
losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.  The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4:  highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments.  The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 18, 2022 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 16, 2021 through the Liquidity Committee’s annual meeting held on March 17, 2022 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID.  The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the reports to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 11, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 11, 2022

* Print the name and title of each signing officer under his or her signature.